UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  September 30, 2022

Date of reporting period: October 1, 2021 through September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic Income Fund

Annual Report | September 30, 2022

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Annual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2022. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended September 30, 2022?
A	Pioneer Strategic Income Fund’s Class A shares returned -14.12% at net asset value during the 12-month period ended September 30, 2022, while the Fund’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned -14.92%. During the same period, the average return of the 344 mutual funds in Morningstar’s Multisector Bond Funds category was -12.02%.
Q	How would you describe the investment environment for fixed-income investments during the 12-month period ended September 30, 2022?
A	As the period opened in October 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19, leading to solid performance for credit-sensitive assets. However, the first quarter of 2022 saw a trifecta of increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing monetary policies of many central banks dominate market sentiment, driving losses across most asset classes. Russia’s invasion of Ukraine in late February, together with subsequent US and European sanctions on Russia, led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated supply chain disruptions and raised concerns about further risks to the global economic growth landscape.

4 Pioneer Strategic Income Fund | Annual Report | 9/30/22

As inflation reached levels not seen in many years, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, moving the range to 0.25%-0.50%, and indicated that further increases would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program in March, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned over inflation, the Fed’s response, and economic growth, returns for riskier assets (such as corporate bonds) turned deeply negative. The Fed continued to increase the federal funds rate target range aggressively between May and September, bringing the range to 3.00%-3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted – with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

The overall weak fixed-income returns for the 12-month period, as reflected by the nearly 15-point decline in the Fund’s benchmark, the Bloomberg Index, derived mainly from the notable rise in Treasury yields. Returns for investment-grade corporate bonds were well into negative territory for the period, while securitized assets such as MBS and asset-backed securities (ABS) held up somewhat better, given continued consumer strength. Less interest-rate-sensitive high-yield corporate issues modestly outperformed their investment-grade counterparts for the 12-month period, while emerging markets bonds were sharply lower.

Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the 12-month period ended September 30, 2022?
A	As a multisector fixed-income portfolio, we have managed the Fund in a way that seeks to deliver strong returns, while working to keep portfolio volatility at a level similar to that typically experienced by the Fund’s

Pioneer Strategic Income Fund | Annual Report | 9/30/22 5

benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add relative value to the Fund’s performance versus the benchmark through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US Treasuries. (Spread sectors are defined as non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)

We believe investments such as corporate bonds, agency MBS, securitized-credit assets, and emerging markets bonds have typically offered higher risk-adjusted returns than Treasuries, and greater security selection opportunities. In taking a dynamic approach to sector allocation, we have often increased the Fund’s risk profile during times when the markets have offered suitable compensation for taking on risk, in our view, and have reduced the risk profile when we have felt the markets have offered less attractive values.

During the 12-month period, the largest positive contributor to the Fund’s benchmark-relative returns was duration positioning and corresponding interest-rate sensitivity. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Specifically, the Fund held an underweight to Treasuries and an overall shorter-duration position than the Bloomberg Index, which aided relative performance as Treasury yields moved higher over the period. Positioning along the yield curve also made a modest, positive contribution to the Fund’s relative performance, benefiting from the portfolio’s underweight exposure to the two- and five-year segments of the curve, in particular.

Security selection results were positive overall and aided the Fund’s benchmark-relative performance for the period. Most notably, the portfolio’s holdings of agency MBS and, to a lesser extent, bonds of issuers within the financials sector benefited the Fund's relative returns. Within financials, the Fund’s holdings of the bonds of an aircraft leasing company, preferred securities of a Dutch bank, and surplus notes of US insurers proved additive to relative returns for the period. With respect to agency MBS, a portfolio tilt toward to-be-announced (TBA) pools relative to specified pools helped the Fund’s relative performance early in the period. In addition, an overweight to higher-coupon issues featuring less prepayment sensitivity benefited the Fund’s relative returns, as homeowners displayed typical “burnout” behavior. (Mortgage "burnout” typically has happened after many homeowners have already refinanced their mortgages, which in turn reduces the pool of people who could still

*	Diversification does not assure a profit nor protect against loss.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/22

potentially benefit from refinancing.) TBA’s experienced fewer effects from the widening in credit spreads observed as the period progressed than did other issues. (A TBA serves as a contract to purchase or sell an MBS on a specific date, but it does not include information regarding the pool number, number of pools, or the exact amount that will be included in the transaction. Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

In addition, a small position in Treasury inflation-protected securities (TIPS), an overweight to commercial MBS (CMBS), and an underweight to sovereign bonds proved helpful for the Fund’s relative performance.

On the negative side, the Fund’s exposure to below-investment grade, high-yield corporate bonds within the financials and industrials sectors detracted from benchmark-relative returns, as credit-market sentiment weakened during the period. In terms of sector allocation, the Fund’s substantial underweight versus the Bloomberg Index to US Treasuries also weighed on relative performance, as Treasuries outperformed credit-sensitive issues during the 12-month period. In addition, a significant portfolio allocation to non-agency MBS and a modest position in convertible securities detracted from the Fund’s relative results. Partially offsetting those negatives was our use of index-based credit-default-swap contracts in an effort to hedge the portfolio’s credit-market exposures. Those positions provided a bit of a buffer for the Fund’s relative performance during the period as high-yield corporates sold off.

Finally, the portfolio’s exposures to global currencies detracted from the Fund’s benchmark-relative performance as the US dollar (USD) appreciated over the 12-month period, reflecting underperformance of the Fund’s Australian dollar and Polish zloty positions. Long positions in the Swedish krona and Norwegian krone also detracted from the Fund’s relative results, offsetting the benefits from the portfolio’s short euro position. (Investors maintain “long” security positions on the expectation that the price will rise in the future. “Short” positions represent the opposite expectation - that the price of a security will decline in the future.)

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 20, 2022?
A	Yes, we invested the Fund in three types of derivatives during the period: Treasury futures, index-based credit-default-swap contracts (noted earlier), and forward foreign currency contracts (“currency forwards”).

Pioneer Strategic Income Fund | Annual Report | 9/30/22 7

The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a positive effect on the Fund’s relative results for the period. As we discussed earlier, we used the index-based credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors, and the positions that we used for hedging purposes (short risk) resulted in a positive contribution to relative returns. The Fund’s exposure to currency forwards was a technique we used to help manage the risks associated with the portfolio’s investments in non-USD currencies. The currency forwards had a mixed effect on the Fund’s benchmark-relative results, as the hedges benefited performance, while the long exposures detracted.

Q	Did the Fund’s distributions** (or yield) to shareholders change during the 12-month period ended September 30, 2022?
A	The Fund’s monthly distribution rate declined over the 12-month period, mainly due to a drop in the rate over the first six months (October 2021 through March 2022), as spreads narrowed for credit-oriented areas of the market during that timeframe. The monthly distribution rate recovered, somewhat, over the second half of the period as interest rates moved higher and spreads widened for the credit-oriented areas of the market. Overall, however, the Fund’s monthly distribution rate ended the 12-month period at 0.02400 cents per share/per month, down from 0.0300 cents per share/per month at the beginning of the period.
Q	What is your investment outlook?
A	At the end of September 2022, the market was projecting the federal funds rate target range to reach a “terminal” level (or the end of the Fed’s tightening cycle) of at least 4.5% in 2023. We think such tightening of financial conditions will have a lagging effect on the economy, thus making a “true” US recession that features a meaningful increase in unemployment likely next year.

If the US does slip into recession, we expect it will be less severe than the “typical” recession, for several reasons. First, the US economy is presently in better-than-average shape, with a solid employment market and consumer/business balance sheets on relatively strong footing. Second, there have been few signs of financial imbalances, and the strength of the US banking system, following the reforms implemented in the wake of the financial crisis of 2008, reduces the likelihood of isolated financial-institution distress becoming systemic, in our opinion. Finally,

**	Distributions are not guaranteed.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/22

we think the primary cause of the expected recession will be the Fed’s monetary policy tightening; such policies are reversible, though, and so any reversals could limit the severity of the downturn.

After the increases we have seen over the first three quarters of 2022, bond yields are at their most attractive levels in many years, in our view. We believe there are attractive spreads across a number of sectors, but we remain cautious about adding such exposure to the portfolio until interest-rate volatility moderates. Therefore, we believe selectivity within spread sectors is critical as aggregate economic growth slows and some parts of the economy contract.

Please refer to the Schedule of Investments on pages 20–94 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 9

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Portfolio Summary | 9/30/22

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 11/8/22	3.20%
2.	Federal National Mortgage Association, 2.00%, 10/1/52 (TBA)	3.06
3.	Federal National Mortgage Association, 2.50%, 10/1/52 (TBA)	2.32
4.	Federal National Mortgage Association, 5.00%, 10/1/52	2.20
5.	U.S. Treasury Notes, 3.25%, 6/30/27	2.14
6.	U.S. Treasury Bills, 10/4/22	1.98
7.	Wells Fargo & Co., 7.50%	1.84
8.	Federal National Mortgage Association, 5.00%, 8/1/52	1.59
9.	U.S. Treasury Bills, 10/18/22	1.23
10.	U.S. Treasury Bills, 10/25/22	1.23

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 11

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	9/30/21
A	$9.05	$11.38
C	$8.85	$11.14
K	$9.07	$11.40
R	$9.21	$11.58
Y	$9.05	$11.38

Distributions per Share: 10/1/21–9/30/22

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.1200	$0.2730	$0.2598	$0.1700
C	$0.0465	$0.2730	$0.2598	$0.1700
K	$0.1629	$0.2730	$0.2598	$0.1700
R	$0.0928	$0.2730	$0.2598	$0.1700
Y	$0.1525	$0.2730	$0.2598	$0.1700

Index Definitions

The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Public	Bloomberg
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	2.08%	1.61%	1.17%
5 years	0.52	-0.41	-0.18
1 year	-14.12	-18.01	-14.92

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 13

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2022)
			Bloomberg
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	1.40%	1.40%	1.17%
5 years	-0.14	-0.14	-0.18
1 year	-14.69	-15.49	-14.92

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	2.52%	1.17%
5 years	0.95	-0.18
1 year	-13.73	-14.92

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
0.63%	0.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 15

Performance Update | 9/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	1.74%	1.17%
5 years	0.20	-0.18
1 year	-14.46	-14.92

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.37%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	2.40%	1.17%
5 years	0.84	-0.18
1 year	-13.85	-14.92

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
0.74%	0.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$904.10	$900.70	$906.30	$902.50	$905.60
(after expenses)
on 9/30/22
Expenses Paid	$4.82	$7.91	$2.82	$6.39	$3.30
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.66%, 0.59%, 1.34%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,020.00	$1,016.75	$1,022.11	$1,018.35	$1,021.61
(after expenses)
on 9/30/22
Expenses Paid	$5.11	$8.39	$2.99	$6.78	$3.50
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.66%, 0.59%, 1.34%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund | Annual Report | 9/30/22 19

Schedule of Investments | 9/30/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 107.8%
SENIOR SECURED FLOATING RATE
LOAN INTERESTS — 1.1% of Net ASSETS*(a)
Airlines — 0.1%
4,016,907	LATAM Airlines Group SA, Tranche A Facility,
	9.666% (Term SOFR + 750 bps), 10/14/22	$ 4,050,380
	Total Airlines	$ 4,050,380
Chemicals-Diversified — 0.1%
1,910,400	LSF11 A5 HoldCo LLC, Term Loan, 6.649%
	(SOFR + 350 bps), 10/15/28	$ 1,792,194
	Total Chemicals-Diversified	$ 1,792,194
Electronic Composition — 0.0%†
1,362,373	Energy Acquisition LP, First Lien Initial Term
	Loan, 7.365% (LIBOR + 425 bps), 6/26/25	$ 1,270,413
	Total Electronic Composition	$ 1,270,413
Finance-Special Purpose Banks — 0.2%
6,289,392	Bank of Industry, Ltd., Facility, 9.27% (LIBOR
	+ 600 bps), 12/11/23	$ 6,273,668
	Total Finance-Special Purpose Banks	$ 6,273,668
Medical-Wholesale Drug Distribution — 0.1%
3,492,450	Owens & Minor, Inc., Term B-1 Loan, 6.884%
	(Term SOFR + 375 bps), 3/29/29	$ 3,426,967
	Total Medical-Wholesale Drug Distribution	$ 3,426,967
Metal Processors & Fabrication — 0.1%
4,420,350	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 7.702% (LIBOR + 400 bps), 10/12/28	$ 3,956,213
1,097,797	WireCo WorldGroup, Inc., Initial Term Loan, 7.188%
	(LIBOR + 425 bps), 11/13/28	1,063,491
	Total Metal Processors & Fabrication	$ 5,019,704
Oil-Field Services — 0.4%
12,552,476	ProFrac Holdings II, LLC, Term Loan, 10.008%
	(Term SOFR + 725 bps), 3/4/25	$ 12,991,812
	Total Oil-Field Services	$ 12,991,812
Recreational Centers — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 6.365%
	(LIBOR + 325 bps), 4/18/25	$ 2,540,957
	Total Recreational Centers	$ 2,540,957
Rental Auto & Equipment — 0.0%†
1,773,597	PECF USS Intermediate Holding III Corp., Initial
	Term Loan, 7.365% (LIBOR + 425 bps), 12/15/28	$ 1,521,968
	Total Rental Auto & Equipment	$ 1,521,968

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
Retail — 0.0%†
907,515	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	7.282% (LIBOR + 450 bps), 9/12/24	$ 853,518
	Total Retail	$ 853,518
Schools — 0.0%†
438,825	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3
	Loan, 6.865% (LIBOR + 375 bps), 2/21/25	$ 415,924
	Total Schools	$ 415,924
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $40,659,765)	$ 40,157,505

Shares
COMMON STOCKS — 0.1% of Net Assets
Airlines — 0.0%†
128,171(b)	Grupo Aeromexico SAB de CV	$ 1,107,364
	Total Airlines	$ 1,107,364
Household Durables — 0.0%†
1,018,282(b)	Desarrolladora Homex SAB de CV	$ 1,416
	Total Household Durables	$ 1,416
Oil, Gas & Consumable Fuels — 0.1%
9,565,478(b)^	Ascent CNR Corp., Class A	$ 1,434,821
336(b)	Frontera Energy Corp.	2,453
	Total Oil, Gas & Consumable Fuels	$ 1,437,274
Paper & Forest Products — 0.0%†
162,828(b)^	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$ —
Specialty Retail — 0.0%†
111,548(b)+^	Targus Cayman SubCo., Ltd.	$ 137,204
	Total Specialty Retail	$ 137,204
TOTAL COMMON STOCKS
	(Cost $2,996,358)	$ 2,683,258

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 7.7% of
	Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 516,712
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	531,696
4,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 9.71%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	3,295,212

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 21

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,750,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER,
	9.088% (3 Month Term SOFR + 676 bps),
	4/15/35 (144A)	$ 3,885,362
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class D, 4.523%, 8/15/40 (144A)	3,255,987
747,919	Accelerated Assets LLC, Series 2018-1, Class B,
	4.51%, 12/2/33 (144A)	713,937
1,057,286	Accelerated Assets LLC, Series 2018-1, Class C,
	6.65%, 12/2/33 (144A)	1,026,211
3,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,933,729
1,000,000	Amur Equipment Finance Receivables X LLC,
	Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	903,919
1,413,000	Amur Equipment Finance Receivables XI LLC,
	Series 2022-2A, Class E, 9.32%, 10/22/29 (144A)	1,354,714
2,000,000(a)	Apidos CLO XXXII, Series 2019-32A, Class E, 9.46%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	1,694,336
3,975,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class D, 5.018% (1 Month USD
	LIBOR + 220 bps), 8/15/34 (144A)	3,708,206
8,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class D, 5.718% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	7,421,928
5,400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class E, 6.218% (1 Month USD
	LIBOR + 340 bps), 11/15/36 (144A)	4,928,337
8,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL2, Class D, 7.195% (1 Month Term
	SOFR + 435 bps), 5/15/37 (144A)	7,852,333
2,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	1,876,199
1,054,000(c)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	995,008
3,295,000(a)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 8.762%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	2,623,841
1,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 5.183% (1 Month
	Term SOFR + 216 bps), 2/16/37 (144A)	1,451,511
1,600,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 6.312% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	1,399,227
4,176,690	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	3,135,510
3,000,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 5.528%
	(3 Month Term SOFR + 320 bps), 4/15/35 (144A)	2,582,601
4,250,000(a)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 8.71%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	3,461,119
7,465,000	Cologix Canadian Issuer LP, Series 2022-1CAN,
	Class A2, 4.94%, 1/25/52 (144A)	4,998,083

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,500,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class D, 6.49%, 12/17/29 (144A)	$ 2,323,194
74,011	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	67,289
4,155,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	3,997,146
6,550,000	Continental Finance Credit Card ABS Master Trust,
	Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	6,421,215
3,000,000	Continental Finance Credit Card ABS Master Trust,
	Series 2022-A, Class D, 12.42%, 10/15/30 (144A)	2,947,406
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	937,196
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%,
	2/27/51 (144A)	1,934,588
1,452,959	Diamond Resorts Owner Trust, Series 2019- 1A,
	Class C, 4.02%, 2/20/32 (144A)	1,402,083
745,000	Encina Equipment Finance LLC, Series 2021- 1A,
	Class E, 4.36%, 3/15/29 (144A)	710,377
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	5,594,438
9,460,000(c)	Finance of America HECM Buyout, Series 2022-HB1,
	Class M6, 9.317%, 2/25/32 (144A)	8,485,794
7,822,146	Finance of America Structured Securities Trust,
	Series 2021-S2, Class A2, 1.75%, 9/25/51	7,199,036
14,785,350	Finance of America Structured Securities Trust,
	Series 2021-S3, Class A2, 2.25%, 12/25/51	13,512,543
1,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C, 7.06%
	(3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	898,598
3,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	10.41% (3 Month USD LIBOR + 770 bps),
	1/20/33 (144A)	2,471,007
3,300,000(a)	Fort Washington CLO, Series 2019-1A, Class ER, 9.46%
	(3 Month USD LIBOR + 675 bps), 10/20/32 (144A)	2,576,505
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	4,644,696
52,623(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	51,674
5,022,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series
	2017-2A, Class E, 7.41% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	4,062,055
4,250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series
	2019-6A, Class DR, 5.577% (3 Month Term SOFR +
	310 bps), 4/20/35 (144A)	3,667,750
1,250,000(a)	Gulf Stream Meridian 3, Ltd., Series 2021-IIIA, Class D,
	9.262% (3 Month USD LIBOR + 675 bps), 4/15/34 (144A)	1,050,641
10,000,000	Hertz Vehicle Financing III LP, Series 2021-2A, Class D,
	4.34%, 12/27/27 (144A)	8,000,899
10,098,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	7,744,924

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 23

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
609,671	Home Partners of America Trust, Series 2019-1,
	Class F, 4.101%, 9/17/39 (144A)	$ 525,825
3,175,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 10.246%
	(3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	2,610,183
2,250,000(a)	ICG US CLO, Ltd., Series 2021-1A, Class E, 9.07%
	(3 Month USD LIBOR + 633 bps), 4/17/34 (144A)	1,829,081
3,680,285	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	1,103,777
494,847	JG Wentworth XXII LLC, Series 2010-3A, Class A,
	3.82%, 12/15/48 (144A)	483,326
3,070,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class F, 4.393%, 12/26/28 (144A)	2,836,253
2,150,000(a)	KREF Ltd., Series 2021-FL2, Class C, 4.939% (1 Month
	USD LIBOR + 200 bps), 2/15/39 (144A)	2,013,585
725,000(a)	KREF Ltd., Series 2021-FL2, Class E, 5.789% (1 Month
	USD LIBOR + 285 bps), 2/15/39 (144A)	685,942
7,750,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	7,240,879
4,500,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 5.543% (1 Month
	USD LIBOR + 255 bps), 10/16/36 (144A)	4,253,931
7,500,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 5.793% (1 Month
	USD LIBOR + 280 bps), 10/16/36 (144A)	7,003,050
2,638,854	Mosaic Solar Loan Trust, Series 2019-2A, Class D,
	6.18%, 9/20/40 (144A)	2,586,525
3,825,876	Mosaic Solar Loan Trust, Series 2021-1A, Class D,
	3.71%, 12/20/46 (144A)	3,374,593
5,000,000(a)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 9.959% (3 Month USD LIBOR + 720 bps),
	4/22/29 (144A)	4,339,970
4,500,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	9.019% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	3,942,774
414,001(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 6.084% (1 Month USD LIBOR + 300 bps),
	2/25/43 (144A)	412,216
4,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	4,273,354
1,100,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	1,034,748
2,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 9.905% (3 Month USD LIBOR + 700 bps),
	2/14/31 (144A)	1,720,238
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D,
	5.45%, 3/20/28 (144A)	1,070,022
2,170,524	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	2,000,233
5,600,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 7.834% (3 Month USD LIBOR + 485 bps),
	2/20/28 (144A)	5,003,684

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,900,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class C, 4.928% (3 Month Term SOFR + 260 bps),
	4/15/30 (144A)	$ 1,754,413
6,400,000	PEAR LLC, Series 2021-1, Class B, 0.000%,
	1/15/34 (144A)	4,385,280
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,126,320
2,000,000(a)	PPM CLO 5, Ltd., Series 2021-5A, Class E, 9.24%
	(3 Month USD LIBOR + 650 bps), 10/18/34 (144A)	1,619,398
5,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	6.484% (3 Month USD LIBOR + 350 bps),
	2/20/30 (144A)	4,480,160
9,600,000	Republic Finance Issuance Trust, Series 2021-A,
	Class D, 5.23%, 12/22/31 (144A)	7,618,665
1,500,000	Rosy Blue Carat SA, Series 2018-1, Class A1, 6.25%,
	12/15/25 (144A)	1,500,000
9,550,000	Santander Bank Auto Credit-Linked Notes,
	Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	9,550,000
1,538,318	Sierra Timeshare Receivables Funding LLC,
	Series 2019-1A, Class D, 4.75%, 1/20/36 (144A)	1,478,927
1,346,985	Sierra Timeshare Receivables Funding LLC,
	Series 2020-2A, Class D, 6.59%, 7/20/37 (144A)	1,292,687
3,500,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2,
	5.56% (3 Month USD LIBOR + 285 bps),
	4/20/29 (144A)	3,201,572
4,750,000(a)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C,
	6.066% (3 Month USD LIBOR + 330 bps),
	10/26/31 (144A)	4,203,337
3,000,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020- 3A, Class E,
	9.683% (3 Month USD LIBOR + 690 bps),
	1/25/32 (144A)	2,384,991
5,000,000(c)	Towd Point HE Trust, Series 2021-HE1, Class M2, 2.50%,
	2/25/63 (144A)	4,381,572
2,750,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class F, 5.08%, 5/15/28 (144A)	2,567,624
4,250,000	Tricon American Homes Trust, Series 2020- SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	3,510,666
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C,
	4.06%, 3/20/31 (144A)	933,037
1,294,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%,
	11/26/29 (144A)	1,213,143
1,578,582	Westgate Resorts LLC, Series 2020-1A, Class C,
	6.213%, 3/20/34 (144A)	1,564,596
3,877,819	Westgate Resorts LLC, Series 2022-1A, Class C,
	2.488%, 8/20/36 (144A)	3,645,653
2,449,149	Westgate Resorts LLC, Series 2022-1A, Class D,
	3.838%, 8/20/36 (144A)	2,273,867

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 25

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER,
	9.883% (3 Month USD LIBOR + 710 bps),
	10/24/34 (144A)	$ 3,371,128
	TOTAL ASSET BACKED SECURITIES
	(Cost $324,923,594)	$ 288,647,997
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 16.6% of Net Assets
5,970,020(c)	Bayview MSR Opportunity Master Fund Trust,
	Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 4,015,309
3,711,378(c)	Bayview MSR Opportunity Master Fund Trust,
	Series 2022-5, Class B2, 3.472%, 2/25/52 (144A)	2,653,575
2,120,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 7.084%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	2,070,306
3,550,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 5.784%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,529,884
840,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 9.434%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	825,027
3,630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 7.934%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	3,597,061
1,450,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 8.084%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,405,168
8,610,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 5.431%
	(SOFR30A + 315 bps), 9/25/31 (144A)	7,372,204
5,270,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 5.981%
	(SOFR30A + 370 bps), 1/26/32 (144A)	4,918,586
8,062,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M3,
	3.00%, 2/25/61 (144A)	6,649,129
3,223,809(c)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.40%, 10/25/63 (144A)	2,750,419
2,543,609	Brean Asset Backed Securities Trust, Series 2021-RM2,
	Class M1, 1.75%, 10/25/61 (144A)	2,031,415
3,243,881(c)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class C, 4.00%, 6/25/69 (144A)	3,060,863
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1,
	4.573%, 2/25/46 (144A)	1,667,027
4,000,000(c)	Cascade MH Asset Trust, Series 2021-MH1, Class B3,
	7.714%, 2/25/46 (144A)	3,060,756
1,250,000(c)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%,
	2/25/31 (144A)	1,148,515
12,000,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%,
	10/27/31 (144A)	10,794,484
2,650,964(c)	CIM Trust, Series 2021-J2, Class B2, 2.674%,
	4/25/51 (144A)	2,040,261
3,136,813(c)	CIM Trust, Series 2021-J2, Class B3, 2.674%,
	4/25/51 (144A)	2,373,805
5,264,850(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class B2, 3.25%, 3/25/61 (144A)	3,881,051

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,853,748(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2,
	Class B1W, 2.988%, 5/25/51 (144A)	$ 6,723,643
2,029,190(c)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
	Class B2, 3.154%, 9/25/64 (144A)	1,535,580
3,920,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 6.734% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	3,838,050
4,940,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 6.734% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	4,885,347
21,230,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02,
	Class 2B1, 6.781% (SOFR30A + 450 bps),
	1/25/42 (144A)	18,974,332
613,024(c)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2003-17, Class B1, 5.50% 6/25/33	6
2,638,958(c)	CSMC, Series 2021-RPL2, Class M3, 3.478%,
	1/25/60 (144A)	1,865,519
11,200,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 7.584% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	10,688,681
10,620,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 6.531%
	(SOFR30A + 425 bps), 4/25/34 (144A)	9,898,324
3,085,000(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C03, Class 1B1, 6.834% (1 Month USD LIBOR +
	375 bps), 10/25/30	3,048,513
1,170,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2021-R02, Class 2B2, 8.481% (SOFR30A +
	620 bps), 11/25/41 (144A)	998,700
9,695,277(a)(d)	Federal Home Loan Mortgage Corp. REMICs,
	Series 4087, Class SB, 3.212% (1 Month USD
	LIBOR + 603 bps), 7/15/42	976,292
5,166,623(a)(d)	Federal Home Loan Mortgage Corp. REMICs,
	Series 4091, Class SH, 3.732% (1 Month USD
	LIBOR + 655 bps), 8/15/42	604,935
2,479,357(d)	Federal Home Loan Mortgage Corp. REMICs,
	Series 4999, Class QI, 4.00%, 5/25/50	485,426
5,084,400(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5018,
	Class EI, 4.00%, 10/25/50	1,051,936
3,047,518(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067,
	Class GI, 4.00%, 12/25/50	594,129
248,737	Federal National Mortgage Association REMICs, Series
	2009-36, Class HX, 4.50%, 6/25/29	246,692
2,957,351(a)(d)	Federal National Mortgage Association REMICs, Series
	2012-14, Class SP, 3.466% (1 Month USD
	LIBOR + 655 bps), 8/25/41	238,009
2,063,821(a)(d)	Federal National Mortgage Association REMICs,
	Series 2018-43, Class SM, 3.116% (1 Month USD
	LIBOR + 620 bps), 6/25/48	194,300

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 27

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,540,105(a)(d)	Federal National Mortgage Association REMICs,
	Series 2019-33, Class S, 2.966% (1 Month USD
	LIBOR + 605 bps), 7/25/49	$ 156,643
2,005,941(a)(d)	Federal National Mortgage Association REMICs,
	Series 2019-41, Class PS, 2.966% (1 Month USD
	LIBOR + 605 bps), 8/25/49	217,942
1,935,608(a)(d)	Federal National Mortgage Association REMICs,
	Series 2019-41, Class SM, 2.966% (1 Month USD
	LIBOR + 605 bps), 8/25/49	202,976
2,209,996(d)	Federal National Mortgage Association REMICs,
	Series 2020-83, Class EI, 4.00%, 11/25/50	455,307
228,223,240(c)(d)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.209%, 6/1/51 (144A)	2,216,253
5,800,599(c)	Flagstar Mortgage Trust, Series 2021-7, Class B3,
	2.935%, 8/25/51 (144A)	3,895,534
2,440,983(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3,
	Class B1, 8.184% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	2,465,394
6,630,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4,
	Class B1, 9.084% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	6,849,562
4,120,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4,
	Class B2, 13.084% (1 Month USD LIBOR +
	1,000 bps), 8/25/50 (144A)	4,382,241
3,585,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5,
	Class B1, 7.081% (SOFR30A + 480 bps),
	10/25/50 (144A)	3,608,871
2,935,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5,
	Class B2, 13.781% (SOFR30A + 1,150 bps),
	10/25/50 (144A)	3,307,270
2,910,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6,
	Class B1, 5.281% (SOFR30A + 300 bps),
	12/25/50 (144A)	2,690,403
2,630,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6,
	Class B2, 7.931% (SOFR30A + 565 bps),
	12/25/50 (144A)	2,162,602
2,669,527(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2,
	Class M2, 6.184% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	2,668,113
2,670,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA3,
	Class B2, 13.084% (1 Month USD LIBOR +
	1,000 bps), 7/25/50 (144A)	3,003,757
3,190,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4,
	Class B1, 8.334% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	3,170,085
2,650,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4,
	Class B2, 12.484% (1 Month USD LIBOR +
	940 bps), 9/25/50 (144A)	2,880,912

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
9,920,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1,
	Class B1, 4.931% (SOFR30A + 265 bps), 1/25/51 (144A)	$ 8,964,266
7,075,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1,
	Class B2, 7.031% (SOFR30A + 475 bps), 1/25/51 (144A)	5,308,424
8,025,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5,
	Class B1, 5.331% (SOFR30A + 305 bps), 1/25/34 (144A)	7,119,734
5,240,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7,
	Class B1, 5.931% (SOFR30A + 365 bps), 11/25/41 (144A)	4,611,203
6,410,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1,
	Class B2, 7.281% (SOFR30A + 500 bps), 8/25/33 (144A)	4,962,964
8,890,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4,
	Class B1, 6.031% (SOFR30A + 375 bps),
	12/25/41 (144A)	7,785,267
3,650,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1,
	Class B1, 5.681% (SOFR30A + 340 bps),
	1/25/42 (144A)	3,159,768
21,610,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class B1, 7.031% (SOFR30A + 475 bps), 2/25/42 (144A)	19,389,527
4,500,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3,
	Class M1B, 5.181% (SOFR30A + 290 bps),
	4/25/42 (144A)	4,246,869
8,860,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3,
	Class M2, 6.631% (SOFR30A + 435 bps),
	4/25/42 (144A)	8,129,038
1,345,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1,
	Class M1B, 5.781% (SOFR30A + 350 bps),
	3/25/42 (144A)	1,287,004
2,670,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1,
	Class M2, 7.531% (SOFR30A + 525 bps),
	3/25/42 (144A)	2,456,519
3,000,000(a)	Freddie Mac STACR Trust, Series 2019-HQA1, Class B1,
	7.484% (1 Month USD LIBOR + 440 bps),
	2/25/49 (144A)	2,979,564
5,510,000(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class B1,
	7.134% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	5,264,642
3,630,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class B1D, 5.584% (1 Month USD
	LIBOR + 250 bps), 12/25/42	3,338,573
4,110,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B1, 6.281%
	(SOFR30A + 400 bps), 11/25/50 (144A)	3,744,104
6,250,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 9.681%
	(SOFR30A + 740 bps), 11/25/50 (144A)	5,635,032
4,660,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B1, 5.681%
	(SOFR30A + 340 bps), 8/25/33 (144A)	4,194,188

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 29

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,040,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B2, 8.281%
	(SOFR30A + 600 bps), 8/25/33 (144A)	$ 1,609,285
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	443
1,245,677	Government National Mortgage Association,
	Series 2009-83, Class EB, 4.50%, 9/20/39	1,244,771
217,254	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.00%, 4/20/41	215,481
2,208,777(a)(d)	Government National Mortgage Association,
	Series 2019-103, Class SB, 3.036% (1 Month USD
	LIBOR + 605 bps), 8/20/49	195,025
11,178,986(d)	Government National Mortgage Association,
	Series 2019-110, Class PI, 3.50%, 9/20/49	1,426,773
18,441,431(a)(d)	Government National Mortgage Association,
	Series 2019-117, Class SB, 0.406% (1 Month USD
	LIBOR + 342 bps), 9/20/49	424,039
18,333,442(a)(d)	Government National Mortgage Association,
	Series 2019-121, Class SA, 0.336% (1 Month USD
	LIBOR + 335 bps), 10/20/49	510,863
26,513,172(d)	Government National Mortgage Association,
	Series 2019-128, Class IB, 3.50%, 10/20/49	4,487,140
26,681,100(d)	Government National Mortgage Association,
	Series 2019-128, Class ID, 3.50%, 10/20/49	3,461,051
12,127,856(d)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.50%, 12/20/49	2,138,022
7,966,502(a)(d)	Government National Mortgage Association,
	Series 2019-90, Class SA, 0.286% (1 Month USD
	LIBOR + 330 bps), 7/20/49	109,842
2,144,486(d)	Government National Mortgage Association,
	Series 2020-15, Class IM, 3.50%, 2/20/50	432,667
5,051,209(d)	Government National Mortgage Association,
	Series 2020-7, Class CI, 3.50%, 1/20/50	1,060,048
15,700,986(a)(d)	Government National Mortgage Association,
	Series 2020-9, Class SA, 0.336% (1 Month USD
	LIBOR + 335 bps), 1/20/50	345,568
2,503,326(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B4, 3.985%, 3/25/50 (144A)	1,927,729
1,490,000(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B5, 3.985%, 3/25/50 (144A)	839,097
4,900,000(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	3,833,743
9,640,000(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	6,641,449
1,967,069(c)	GS Mortgage-Backed Securities Trust, Series 2021-GR3,
	Class B2, 3.39%, 4/25/52 (144A)	1,420,724
2,585,558(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9,
	Class B3, 2.936%, 2/26/52 (144A)	1,837,666

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,949,916(c)	GS Mortgage-Backed Securities Trust, Series 2022-MM1,
	Class B3, 2.821%, 7/25/52 (144A)	$ 2,085,971
4,709,630(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1,
	Class B3, 2.834%, 5/28/52 (144A)	3,126,726
4,328,933(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ5,
	Class B3, 3.001%, 10/25/52 (144A)	3,021,430
1,220,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 10.084%
	(1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	1,228,063
2,870,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 8.334%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,914,982
5,640,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 5.934%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	5,184,845
79,717,015(c)(d)	Hundred Acre Wood Trust, Series 2021- INV1, Class
	AX1, 0.224%, 7/25/51 (144A)	890,862
2,640,118(c)	Hundred Acre Wood Trust, Series 2021- INV1,
	Class B2, 3.224%, 7/25/51 (144A)	1,995,857
4,350,000(c)	Imperial Fund Mortgage Trust, Series 2021- NQM2,
	Class B2, 4.321%, 9/25/56 (144A)	2,793,944
931,000(c)	JP Morgan Mortgage Trust, Series 2018- 7FRB,
	Class B5, 3.525%, 4/25/46 (144A)	799,669
146,728,741(c)(d)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.123%, 12/25/51 (144A)	780,700
4,619,464(c)	JP Morgan Mortgage Trust, Series 2021-14,
	Class B1, 3.161%, 5/25/52 (144A)	3,547,299
1,968,969(c)	JP Morgan Mortgage Trust, Series 2021-15,
	Class B1, 3.121%, 6/25/52 (144A)	1,482,488
2,000,000(c)	JP Morgan Mortgage Trust, Series 2021-3,
	Class A5, 2.50%, 7/25/51 (144A)	1,346,416
6,577,444(c)	JP Morgan Mortgage Trust, Series 2021-7,
	Class B3, 2.803%, 11/25/51 (144A)	4,257,166
129,882,825(c)(d)	JP Morgan Mortgage Trust, Series 2021-8,
	Class AX1, 0.126%, 12/25/51 (144A)	697,731
8,437,349(c)	JP Morgan Mortgage Trust, Series 2021-8,
	Class B3, 2.851%, 12/25/51 (144A)	5,473,043
2,029,877(c)	JP Morgan Mortgage Trust, Series 2021-INV1,
	Class B3, 2.987%, 10/25/51 (144A)	1,410,457
1,726,751(c)	JP Morgan Mortgage Trust, Series 2021-INV1,
	Class B4, 2.987%, 10/25/51 (144A)	922,779
4,097,983(c)	JP Morgan Mortgage Trust, Series 2021- INV4,
	Class B2, 3.227%, 1/25/52 (144A)	2,979,428
4,317,518(c)	JP Morgan Mortgage Trust, Series 2021-INV4,
	Class B3, 3.227%, 1/25/52 (144A)	3,057,388
4,366,249(c)	JP Morgan Mortgage Trust, Series 2021- INV6,
	Class A5A, 2.50%, 4/25/52 (144A)	3,423,584
4,698,535(c)	JP Morgan Mortgage Trust, Series 2022-3,
	Class B3, 3.117%, 8/25/52 (144A)	3,328,351

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 31

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,650,000(c)	JP Morgan Mortgage Trust, Series 2022-4,
	Class A5, 3.00%, 10/25/52 (144A)	$ 3,960,833
5,598,531(c)	JP Morgan Mortgage Trust, Series 2022-4, Class B3,
	3.263%, 10/25/52 (144A)	3,769,636
5,987,632(c)	JP Morgan Mortgage Trust, Series 2022-5, Class B3,
	2.959%, 9/25/52 (144A)	3,983,311
4,717,989(c)	JP Morgan Mortgage Trust, Series 2022-6, Class B3,
	3.309%, 11/25/52 (144A)	3,283,528
8,672,963(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3,
	3.30%, 3/25/52 (144A)	6,011,545
6,136,644(c)	JP Morgan Mortgage Trust, Series 2022-INV3, Class B3,
	3.393%, 9/25/52 (144A)	4,317,444
8,736,148(c)	JP Morgan Mortgage Trust, Series 2022-LTV2, Class B3,
	3.683%, 9/25/52 (144A)	6,698,434
6,153,231(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2020-CL1,
	Class M3, 6.434% (1 Month USD LIBOR + 335 bps),
	10/25/57 (144A)	6,163,849
2,402,482(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1,
	Class M3, 4.081% (SOFR30A + 180 bps), 3/25/51 (144A)	2,257,846
2,131,779(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1,
	Class M4, 5.031% (SOFR30A + 275 bps), 3/25/51 (144A)	1,988,056
1,144,758	La Hipotecaria El Salvadorian Mortgage Trust,
	Series 2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,081,797
2,125,680	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	2,019,396
349,197(a)	La Hipotecaria Panamanian Mortgage Trust,
	Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	336,102
6,851,006	La Hipotecaria Panamanian Mortgage Trust,
	Series 2021-1, Class GA, 4.35%, 7/13/52 (144A)	6,354,308
3,132,957(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B2, 2.644%, 4/25/51 (144A)	2,118,741
4,061,078(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG2,
	Class B2, 2.669%, 6/25/51 (144A)	2,735,053
6,141,081(c)	Mello Mortgage Capital Acceptance, Series 2022-INV2,
	Class B1, 3.531%, 4/25/52 (144A)	4,501,636
8,160,704(c)	Mello Mortgage Capital Acceptance, Series 2022-INV2,
	Class B3, 3.531%, 4/25/52 (144A)	5,419,106
4,347,395(c)	MFA Trust, Series 2021-AEI2, Class B3, 3.292%,
	10/25/51 (144A)	3,142,623
7,172,000(c)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%,
	7/25/60 (144A)	5,494,970
2,956,866(c)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	2,488,790
6,145,000(c)	Mill City Mortgage Loan Trust, Series 2019- GS1,
	Class M3, 3.25%, 7/25/59 (144A)	4,872,222

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,360,273(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-1, Class B3, 2.95%, 3/25/51 (144A)	$ 910,906
6,296,354(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-2, Class B2, 2.901%, 5/25/51 (144A)	4,412,332
8,760,139(a)	New Residential Mortgage Loan Trust, Series 2020-2A,
	Class B4A, 3.868% (1 Month USD LIBOR + 250 bps),
	10/25/46 (144A)	8,321,663
13,903,950(c)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class B1, 3.879%, 11/25/59 (144A)	10,287,977
3,500,000	NYMT Loan Trust, Series 2022-CP1, Class M2, 3.514%,
	7/25/61 (144A)	2,862,606
2,630,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 8.334%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,649,097
2,762,427(c)	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	2.723%, 5/25/51 (144A)	1,940,023
3,145,297(c)	Oceanview Mortgage Trust, Series 2021-1, Class B3A,
	3.243%, 6/25/51 (144A)	2,233,812
2,552,331(c)	Oceanview Mortgage Trust, Series 2021-3, Class B3,
	2.715%, 6/25/51 (144A)	1,279,772
1,928,079(c)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.479%, 4/25/51 (144A)	1,289,277
3,676,847(c)	PRMI Securitization Trust, Series 2021-1, Class B3,
	2.479%, 4/25/51 (144A)	2,346,330
2,882,078(c)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.384%, 4/25/51 (144A)	2,121,274
2,797,852(c)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B2, 2.355%, 4/25/51 (144A)	1,903,091
2,860,357(c)	Provident Funding Mortgage Trust, Series 2021-INV1,
	Class B3, 2.783%, 8/25/51 (144A)	1,995,479
2,378,731(c)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B2, 2.638%, 10/25/51 (144A)	1,676,881
3,488,482(c)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B3, 2.638%, 10/25/51 (144A)	2,356,291
3,975,000(a)	Radnor Re, Ltd., Series 2021-2, Class M2, 7.281%
	(SOFR30A + 500 bps), 11/25/31 (144A)	3,496,154
3,431,249(c)	Rate Mortgage Trust, Series 2021-HB1, Class B2,
	2.704%, 12/25/51 (144A)	2,423,354
1,876,403(c)	Rate Mortgage Trust, Series 2021-HB1, Class B3,
	2.704%, 12/25/51 (144A)	1,207,102
4,360,273(c)	Rate Mortgage Trust, Series 2021-J1, Class B2,
	2.703%, 7/25/51 (144A)	3,114,968
1,782,781(c)	Rate Mortgage Trust, Series 2021-J1, Class B3,
	2.703%, 7/25/51 (144A)	1,059,861
2,290,510(c)	Rate Mortgage Trust, Series 2021-J3, Class B3,
	2.712%, 10/25/51 (144A)	1,551,765
1,723,000(c)	Rate Mortgage Trust, Series 2021-J4, Class B4,
	2.63%, 11/25/51 (144A)	595,137

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 33

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,041,532(c)	Rate Mortgage Trust, Series 2022-J1, Class B3,
	2.75%, 1/25/52 (144A)	$ 2,827,338
2,026,190(c)	RCKT Mortgage Trust, Series 2021-2, Class B3,
	2.564%, 6/25/51 (144A)	1,361,322
10,150,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17,
	3.00%, 5/25/52 (144A)	6,946,789
5,093,305(c)	RCKT Mortgage Trust, Series 2022-3, Class B2A,
	3.193%, 5/25/52 (144A)	3,742,330
2,441,141(c)	RCKT Mortgage Trust, Series 2022-3, Class B3,
	3.193%, 5/25/52 (144A)	1,708,978
3,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1,
	Class M4, 4.704%, 11/25/31 (144A)	2,669,398
6,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1,
	Class M5, 6.00%, 11/25/31 (144A)	5,343,246
3,750,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1,
	Class M5, 4.50%, 4/25/32 (144A)	2,705,625
3,120,136(c)	Sequoia Mortgage Trust, Series 2021-1, Class B3,
	2.662%, 3/25/51 (144A)	2,053,259
1,173,548(c)	Sequoia Mortgage Trust, Series 2021-2, Class B4,
	2.549%, 4/25/51 (144A)	524,577
1,203,588(c)	Sequoia Mortgage Trust, Series 2021-3, Class B4,
	2.653%, 5/25/51 (144A)	548,002
2,447,126(c)	Sequoia Mortgage Trust, Series 2021-4, Class B4,
	2.669%, 6/25/51 (144A)	1,116,855
1,532,480(c)	Sequoia Mortgage Trust, Series 2021-5, Class B4,
	3.05%, 7/25/51 (144A)	754,326
1,783,000(c)	Sequoia Mortgage Trust, Series 2021-9, Class B4,
	2.865%, 1/25/52 (144A)	662,823
4,100,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7,
	2.50%, 2/25/52 (144A)	2,698,665
2,743,712(c)	Sequoia Mortgage Trust, Series 2022-1, Class B4,
	2.947%, 2/25/52 (144A)	1,089,338
3,405,000(a)	STACR Trust, Series 2018-DNA3, Class B1, 6.984%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	3,370,950
4,550,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 7.284%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	4,447,621
5,000,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B3,
	3.779%, 10/25/56 (144A)	3,983,510
6,374,998(c)	Towd Point Mortgage Trust, Series 2017-3, Class B3,
	3.828%, 7/25/57 (144A)	5,415,709
3,750,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	2,906,614
9,599,281(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	8,449,527
830,000(a)	Triangle Re, Ltd., Series 2020-1, Class B1, 10.834%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	833,918

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,184,096(a)	Triangle Re, Ltd., Series 2020-1, Class M2, 8.684%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	$ 2,189,417
1,830,000(a)	Triangle Re, Ltd., Series 2021-1, Class B1, 7.584%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,801,168
1,422,142(a)	Triangle Re, Ltd., Series 2021-1, Class M1C, 6.484%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	1,421,775
11,400,000(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 6.984%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	11,349,558
3,500,000(a)	Triangle Re, Ltd., Series 2021-3, Class B1, 7.231%
	(SOFR30A + 495 bps), 2/25/34 (144A)	3,104,261
7,030,266(c)	UWM Mortgage Trust, Series 2021-INV4,
	Class B2, 3.23%, 12/25/51 (144A)	5,105,355
800,000(c)	Visio Trust, Series 2019-2, Class B1, 3.91%,
	11/25/54 (144A)	660,368
2,250,000(c)	Wells Fargo Mortgage Backed Securities Trust,
	Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	1,546,813
8,970,000(c)	Wells Fargo Mortgage Backed Securities Trust,
	Series 2022-2, Class A6, 2.50%,12/25/51 (144A)	5,886,675
8,547,267(c)	Wells Fargo Mortgage Backed Securities Trust,
	Series 2022-INV1, Class B3, 3.444%, 3/25/52 (144A)	5,989,375
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $771,662,684)	$ 624,764,278
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.9% of Net Assets
5,800,000(a)	Alen Mortgage Trust, Series 2021-ACEN, Class E,
	6.818% (1 Month USD LIBOR + 400 bps),
	4/15/34 (144A)	$ 5,233,043
3,600,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 5.134%
	(SOFR30A + 285 bps), 1/16/37 (144A)	3,403,819
5,854,124(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000%, 7/25/37 (144A)	1
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,168,197
2,025,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.39%, 9/15/48 (144A)	1,617,978
2,000,000(a)	BSREP Commercial Mortgage Trust, Series 2021-DC,
	Class G, 6.668% (1 Month USD LIBOR + 385 bps),
	8/15/38 (144A)	1,770,390
4,325,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 5.218% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	3,976,319
5,375,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class G, 5.668% (1 Month USD LIBOR + 285 bps),
	9/15/36 (144A)	4,919,837
17,000,000(a)	BX Trust, Series 2021-ARIA, Class E, 5.063% (1 Month
	USD LIBOR + 224 bps), 10/15/36 (144A)	15,635,266

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 35

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
5,875,000(a)	BX Trust, Series 2022-PSB, Class F, 10.178% (1 Month
	Term SOFR + 733 bps), 8/15/39 (144A)	$ 5,878,696
4,500,000(a)	Capital Funding Mortgage Trust, Series 2021-19,
	Class B, 17.77% (1 Month USD LIBOR + 1,521 bps),
	11/6/23 (144A)	4,391,915
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,439,739
1,500,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class F, 5.368% (1 Month USD LIBOR + 255 bps),
	11/15/36 (144A)	1,422,676
9,577,678(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 5.168% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	9,008,599
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	3,227,259
795,000	Citigroup Commercial Mortgage Trust, Series
	2020-GC46, Class A5, 2.717%, 2/15/53	666,311
2,470,000(a)	CLNY Trust, Series 2019-IKPR, Class E,5.539%
	(1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	2,296,728
2,484,000(c)	COMM Mortgage Trust, Series 2015-CR24, Class D,
	3.463%, 8/10/48	2,080,387
5,227,225(c)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	4,904,036
2,249,076	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,154,899
7,650,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.754%, 2/10/37 (144A)	6,593,429
3,912,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.754%, 2/10/37 (144A)	3,293,293
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A,
	2.173%, 11/10/46 (144A)	2,937,541
4,083,017(c)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.401%, 4/15/50	3,513,364
2,680,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.711%, 11/15/48	2,295,534
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
	5.237%, 9/15/31 (144A)	3,960,430
1,455,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class B1, 10.031%
	(SOFR30A + 775 bps), 1/25/51 (144A)	1,386,616
2,750,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class M2, 6.031%
	(SOFR30A + 375 bps), 1/25/51 (144A)	2,522,539
6,000,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN3, Class M2, 6.281%
	(SOFR30A + 400 bps), 11/25/51 (144A)	5,322,050

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
4,500,000(c)	FREMF Mortgage Trust, Series 2017-KW02, Class B,
	3.922%, 12/25/26 (144A)	$ 4,058,225
2,800,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.213%, 7/25/27 (144A)	2,562,579
2,300,000(c)	FREMF Mortgage Trust, Series 2018-K154, Class B,
	4.16%, 11/25/32 (144A)	1,970,965
1,875,000(c)	FREMF Mortgage Trust, Series 2018-K157, Class B,
	4.446%, 8/25/33 (144A)	1,627,949
3,534,000(c)	FREMF Mortgage Trust, Series 2018-KBX1, Class B,
	3.69%, 1/25/26 (144A)	3,217,535
6,364,000(c)	FREMF Mortgage Trust, Series 2018-KHG1, Class B,
	3.939%, 12/25/27 (144A)	5,653,510
2,010,406(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C,
	7.553% (1 Month USD LIBOR + 500 bps), 10/25/28	1,869,770
975,000(c)	FREMF Mortgage Trust, Series 2018-KW07, Class B,
	4.223%, 10/25/31 (144A)	877,548
2,900,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.529%, 2/25/52 (144A)	2,647,556
6,087,442(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.60%, 10/25/27 (144A)	5,505,070
8,500,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	9.453% (1 Month USD LIBOR + 690 bps), 8/25/29	7,608,262
3,900,000(c)	FREMF Mortgage Trust, Series 2020-K106, Class B,
	3.708%, 3/25/53 (144A)	3,393,267
3,496,024(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	8.803% (1 Month USD LIBOR + 625 bps),
	1/25/27 (144A)	3,404,536
3,426,692(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	11.553% (1 Month USD LIBOR + 900 bps),
	7/25/30 (144A)	3,315,521
5,000,000(f)	FREMF Mortgage Trust, Series 2021-K131, Class D,
	0.000%, 9/25/54 (144A)	2,259,412
81,545,722	FREMF Mortgage Trust, Series 2021-K131, Class X2A,
	0.10%, 9/25/54 (144A)	532,216
18,374,996	FREMF Mortgage Trust, Series 2021-K131, Class X2B,
	0.10%, 9/25/54 (144A)	112,121
10,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.000%, 1/25/31 (144A)	4,794,018
123,332,856	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.10%, 1/25/31 (144A)	763,665
10,000,000	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.10%, 1/25/31 (144A)	53,857
23,071,955(c)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.196%, 7/25/40	1,086,581
7,310,000(a)	Great Wolf Trust, Series 2019-WOLF, Class E, 5.55%
	(1 Month USD LIBOR + 273 bps), 12/15/36 (144A)	6,942,522

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 37

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 5.318% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	$ 5,652,437
5,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 6.818% (1 Month USD LIBOR + 400 bps),
	12/15/36 (144A)	4,824,842
2,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 6.368% (1 Month USD LIBOR + 355 bps),
	10/15/36 (144A)	2,035,041
3,750,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 5.668% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	3,545,158
3,590,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class D, 4.478% (1 Month USD
	LIBOR + 166 bps), 7/15/36 (144A)	3,434,501
1,500,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 4.978% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	1,408,727
11,650,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-LOOP, Class F, 3.99%,
	12/5/38 (144A)	6,646,798
5,600,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	4,965,095
3,100,000(a)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F,
	4.818% (1 Month USD LIBOR + 200 bps),
	5/15/36 (144A)	2,951,167
20,000,000(a)	Med Trust, Series 2021-MDLN, Class F, 6.818% (1 Month
	USD LIBOR + 400 bps), 11/15/38 (144A)	18,401,780
1,250,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C24, Class C, 4.476%, 5/15/48	1,145,697
3,530,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C27, Class D, 3.237%, 12/15/47 (144A)	2,889,572
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,520,562
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,103,120
3,040,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.00%, 3/15/49 (144A)	2,436,726
2,000,000(c)	Morgan Stanley Capital I Trust, Series 2018- MP,
	Class A, 4.419%, 7/11/40 (144A)	1,770,236
11,609,035(a)	Multifamily Connecticut Avenue Securities Trust,
	Series 2019-01, Class M10, 6.334% (1 Month USD
	LIBOR + 325 bps), 10/25/49 (144A)	11,007,713
1,030,000(c)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class D, 4.544%, 8/15/36 (144A)	904,187
3,190,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	2,839,066

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
7,050,000(c)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV,
	Class E, 3.704%, 3/11/31 (144A)	$ 6,483,181
6,450,000(a)	Ready Capital Mortgage Financing LLC, Series
	2019-FL3, Class D, 5.984% (1 Month USD
	LIBOR + 290 bps), 3/25/34 (144A)	6,266,379
5,600,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL7, Class D, 6.034% (1 Month USD
	LIBOR + 295 bps), 11/25/36 (144A)	5,231,325
5,230,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class D, 6.005% (SOFR30A + 370 bps), 1/25/37 (144A)	4,979,366
2,500,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class E, 6.555% (SOFR30A + 425 bps), 1/25/37 (144A)	2,385,796
2,659,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	2,416,347
5,400,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.464%, 2/25/52 (144A)	4,388,224
2,443,000(c)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52(144A)	2,097,448
8,350,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	5,893,858
8,000,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%,
	7/15/41 (144A)	5,290,876
1,739,664(a)	Slide, Series 2018-FUN, Class E, 5.368% (1 Month USD
	LIBOR + 255 bps), 6/15/31 (144A)	1,669,257
3,000,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.786%,
	8/10/38 (144A)	2,405,031
16,080,000(a)	Taubman Centers Commercial Mortgage Trust, Series
	2022-DPM, Class B, 5.777% (1 Month Term
	SOFR + 293 bps), 5/15/37 (144A)	15,445,972
67,584,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class XB, 0.495%, 3/15/51	1,216,431
3,912,000(c)	UBS-Barclays Commercial Mortgage Trust, Series
	2013-C6, Class B, 3.875%, 4/10/46 (144A)	3,821,233
2,400,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A,
	5.814% (1 Month USD LIBOR + 325 bps),
	10/15/23 (144A)	2,382,359
5,200,000(a)	XCALI Mortgage Trust, Series 2021-CT2, Class A,
	4.814% (1 Month USD LIBOR + 225 bps), 4/6/23 (144A)	5,122,210
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $373,917,382)	$ 334,255,294
	CONVERTIBLE CORPORATE BONDS — 0.7% of
	Net Assets
	Airlines — 0.1%
2,595,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 1,228,732
5,156,000	Spirit Airlines, Inc., 1.00%, 5/15/26	4,390,334
	Total Airlines	$ 5,619,066

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 39

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
Banks — 0.0%†
IDR 15,039,758,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 100,742
	Total Banks	$ 100,742
Biotechnology — 0.1%
3,493,000	Insmed, Inc., 1.75%, 1/15/25	$ 3,381,661
	Total Biotechnology	$ 3,381,661
Entertainment — 0.2%
12,093,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 7,805,275
1,892,000	IMAX Corp., 0.50%, 4/1/26	1,558,629
	Total Entertainment	$ 9,363,904
Pharmaceuticals — 0.1%
7,025,000	Tricida, Inc., 3.50%, 5/15/27	$ 3,761,888
	Total Pharmaceuticals	$ 3,761,888
Software — 0.2%
2,231,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 1,681,059
4,819,000	Verint Systems, Inc., 0.25%, 4/15/26	3,997,360
	Total Software	$ 5,678,419
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $38,560,354)	$ 27,905,680
CORPORATE BONDS — 27.0% of Net Assets
Advertising — 0.2%
11,354,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	$ 9,339,460
	Total Advertising	$ 9,339,460
Aerospace & Defense — 0.9%
25,979,000	Boeing Co., 3.75%, 2/1/50	$ 16,918,244
18,950,000	Boeing Co., 5.805%, 5/1/50	16,467,395
	Total Aerospace & Defense	$ 33,385,639
Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l., 5.25%,
	1/28/28 (144A)	$ 6,400,984
	Total Agriculture	$ 6,400,984
Airlines — 0.5%
1,630,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	$ 1,322,219
9,180,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	5,603,244
11,390,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	9,965,671
1,020,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	910,350
1,020,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	843,989
	Total Airlines	$ 18,645,473

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Auto Manufacturers — 0.7%
4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 3,039,960
4,430,000	Ford Motor Co., 6.10%, 8/19/32	3,905,488
7,600,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	5,646,420
15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	12,873,000
	Total Auto Manufacturers	$ 25,464,868
	Banks — 6.7%
20,800,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190
	bps), 3/13/37 (144A)	$ 14,827,503
5,180,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	3,888,419
4,535,000(c)	ANZ Bank New Zealand, Ltd., 5.548% (5 Year CMT
	Index + 300 bps), 8/11/32 (144A)	4,378,298
ARS 19,500,000(a)	Banco de la Ciudad de Buenos Aires, 71.33%
	(BADLARPP + 399 bps), 12/5/22	35,550
4,845,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	4,286,371
4,608,000(c)(g)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
	Index + 497 bps) (144A)	4,268,160
3,460,000(c)(g)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
	Index + 776 bps) (144A)	3,165,900
4,240,000	Banco Santander Mexico SA Institucion de Banca
	Multiple Grupo Financiero Santand, 5.375%,
	4/17/25 (144A)	4,122,382
8,400,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160
	bps), 11/22/32	5,887,754
14,170,000(c)	Barclays Plc, 5.746% (5 Year CMT Index + 300
	bps), 8/9/33	12,872,642
14,450,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	10,337,720
7,445,000(c)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps),
	1/14/37 (144A)	5,519,349
2,405,000(c)(g)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
	489 bps) (144A)	1,688,829
KZT 1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	3,263,760
1,520,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	1,083,208
3,005,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,482,842
14,690,000(c)	HSBC Holdings Plc, 5.402% (SOFR + 287 bps), 8/11/33	13,062,253
1,600,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	1,356,209
19,337,000(c)(g)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	11,727,890
1,245,000(c)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index
	+ 260 bps), 6/1/32 (144A)	839,377
4,539,000(c)	Intesa Sanpaolo S.p.A., 4.95% (5 Year CMT Index
	+ 275 bps), 6/1/42 (144A)	2,695,332
10,350,000(c)	Lloyds Banking Group Plc, 4.976% (5 Year CMT Index
	+ 230 bps), 8/11/33	9,043,804
11,185,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps),
	1/14/33 (144A)	8,404,866

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 41

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)			Value
		Banks — (continued)
	5,220,000(c)	Mizuho Financial Group, Inc., 5.669% (5 Year CMT
		Index + 240 bps), 9/13/33	$ 5,020,190
	11,355,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	10,203,123
	9,814,000(c)(g)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260
		bps) (144A)	6,478,796
	8,000,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index
		+ 190 bps), 1/21/43 (144A)	4,955,752
	4,635,000(c)(g)	Societe Generale SA, 5.375% (5 Year CMT Index
		+ 451 bps) (144A)	3,176,366
	10,355,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index
		+ 320 bps), 6/15/33 (144A)	9,179,541
	5,010,000(c)(g)	Sovcombank Via SovCom Capital DAC,
		7.60% (5 Year CMT Index + 636 bps) (144A)	140,906
	21,130,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT
		Index + 190 bps), 1/12/33 (144A)	15,569,772
EUR	28,280,100(e)(g)	Stichting AK Rabobank Certificaten, 6.50%	25,429,349
	10,380,000	Toronto-Dominion Bank, 4.456%, 6/8/32	9,478,015
	9,276,000(c)	UBS Group AG, 4.988% (5 Year CMT Index + 240 bps),
		8/5/33 (144A)	8,334,519
	23,889,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps),
		6/30/35 (144A)	17,762,419
	9,395,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
		Swap Rate + 491 bps), 4/2/34 (144A)	7,973,406
		Total Banks	$ 252,940,572
		Biotechnology — 0.2%
	3,009,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	$ 2,536,212
EUR	2,405,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	1,929,928
EUR	2,625,000	Grifols Escrow Issuer SA, 3.875%, 10/15/28 (144A)	1,891,270
		Total Biotechnology	$ 6,357,410
		Building Materials — 0.5%
	7,570,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	$ 6,724,008
	457,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	408,444
	5,550,000	Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	3,815,119
	1,880,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%,
		4/15/30 (144A)	1,574,538
	9,325,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	7,133,625
		Total Building Materials	$ 19,655,734
		Chemicals — 0.5%
	2,700,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 1,802,250
	4,055,000	Celanese US Holdings LLC, 6.379%, 7/15/32	3,768,190
	5,055,000	Trinseo Materials Operating SCA/Trinseo	2,982,450
		Materials Finance, Inc., 5.125%, 4/1/29 (144A)
	11,740,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	8,687,600
		Total Chemicals	$ 17,240,490

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Commercial Services — 1.2%
	5,196,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 4,630,935
EUR	2,470,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	1,799,566
	1,670,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,286,434
	1,025,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	773,875
	5,400,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	5,011,820
	5,270,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	3,583,600
	5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	4,609,036
	3,830,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	2,808,129
	437,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	383,391
	3,795,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 5.75%, 4/15/26 (144A)	3,570,867
	10,716,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	9,144,728
MXN	70,000,000	Red de Carreteras de Occidente SAB de CV, 9.00%,
		6/10/28 (144A)	3,431,209
	4,035,000	Sotheby's, 7.375%, 10/15/27 (144A)	3,706,107
		Total Commercial Services	$ 44,739,697
		Computers — 0.4%
	12,551,000	HP, Inc., 4.75%, 3/1/29 (144A)	$ 12,617,863
	2,415,000	NCR Corp., 5.00%, 10/1/28 (144A)	1,900,069
	1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	916,909
		Total Computers	$ 15,434,841
		Diversified Financial Services — 2.2%
	8,250,000	AerCap Ireland Capital DAC/AerCap Global Aviation
		Trust, 3.30%, 1/30/32	$ 6,204,562
	16,065,000	Air Lease Corp., 2.875%, 1/15/32	12,108,288
	7,310,000	Air Lease Corp., 3.125%, 12/1/30	5,755,692
	9,950,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	7,788,686
	8,607,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	7,552,643
	6,660,000(h)	Credito Real SAB de CV SOFOM ER, 8.00%,
		1/21/28 (144A)	74,925
	17,870,600(i)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK
		or 6.50% Cash), 9/15/24 (144A)	13,447,626
	5,575,000	OneMain Finance Corp., 3.50%, 1/15/27	4,342,772
	2,500,000(a)	OWS Cre Funding I LLC, 8.028% (1 Month USD
		LIBOR + 490 bps), 9/1/23 (144A)	2,493,172
EUR	3,215,000	Sherwood Financing Plc, 4.50%, 11/15/26	2,392,814
GBP	5,170,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	4,322,207
	8,705,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	6,615,800

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 43

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	8,185,000	VistaJet Malta Finance Plc/XO Management Holding,
		Inc., 6.375%, 2/1/30 (144A)	$ 6,691,238
	1,840,000	VistaJet Malta Finance Plc/XO Management Holding,
		Inc., 7.875%, 5/1/27 (144A)	1,654,160
		Total Diversified Financial Services	$ 81,444,585
		Electric — 1.2%
	7,670,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT
		Index + 325 bps), 1/18/82	$ 6,264,626
EUR	3,240,000	ContourGlobal Power Holdings SA, 2.75%,
		1/1/26 (144A)	2,578,877
EUR	1,635,000	ContourGlobal Power Holdings SA, 3.125%,
		1/1/28 (144A)	1,183,439
	9,225,000	Light Servicos de Eletricidade SA/Light
		Energia SA, 4.375%, 6/18/26 (144A)	7,662,008
	2,285,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	1,782,300
	8,980,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	7,004,804
	20,059,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	17,399,191
		Total Electric	$ 43,875,245
		Electrical Components & Equipments — 0.4%
EUR	7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 6,781,195
EUR	4,585,000	Belden, Inc., 3.375%, 7/15/31 (144A)	3,190,406
EUR	6,020,000	Energizer Gamma Acquisition BV, 3.50%,
		6/30/29 (144A)	4,185,435
	1,025,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	909,882
		Total Electrical Components & Equipments	$ 15,066,918
		Electronics — 0.1%
	2,600,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 2,079,220
		Total Electronics	$ 2,079,220
		Energy-Alternate Sources — 0.1%
	3,908,550	Adani Renewable Energy RJ, Ltd./Kodangal Solar
		Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
		10/15/39 (144A)	$ 2,579,643
	597,400	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	596,463
		Total Energy-Alternate Sources	$ 3,176,106
		Engineering & Construction — 0.2%
	7,985,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 6,427,925
	1,615,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	1,271,812
	1,425,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	1,086,848
		Total Engineering & Construction	$ 8,786,585

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Entertainment — 0.3%
	11,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
		4.625%, 4/16/29 (144A)	$ 8,445,440
	3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
		4.625%, 4/6/31 (144A)	2,413,907
	2,910,000	Scientific Games Holdings LP/Scientific Games US
		FinCo, Inc., 6.625%, 3/1/30 (144A)	2,332,656
		Total Entertainment	$ 13,192,003
		Food — 0.7%
GBP	5,520,000	Bellis Acquisition Co. Plc, 3.25%, 2/16/26 (144A)	$ 4,638,036
	1,458,000	JBS USA LUX SA/JBS USA Food Co./JBS
		USA Finance, Inc., 3.00%, 5/15/32 (144A)	1,076,733
	11,860,000	JBS USA LUX SA/JBS USA Food Co./JBS
		USA Finance, Inc., 5.75%, 4/1/33 (144A)	10,711,240
	4,610,000	JBS USA LUX SA/JBS USA Food Co./JBS
		USA Finance, Inc., 6.50%, 12/1/52 (144A)	4,095,722
	5,735,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	4,344,263
		Total Food	$ 24,865,994
		Forest Products & Paper — 0.1%
EUR	1,950,000	Ahlstrom-Munksjo Holding 3 Oy, 3.625%,
		2/4/28 (144A)	$ 1,500,212
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	2,425,730
		Total Forest Products & Paper	$ 3,925,942
		Gas — 0.0%†
	2,195,000	Promigas SA ESP/Gases del Pacifico SAC, 3.75%,
		10/16/29 (144A)	$ 1,697,150
		Total Gas	$ 1,697,150
		Hand/Machine Tools — 0.1%
EUR	3,950,000	IMA Industria Macchine Automatiche S.p.A., 3.75%,
		1/15/28 (144A)	$ 3,050,155
		Total Hand/Machine Tools	$ 3,050,155
		Healthcare-Services — 0.2%
	4,195,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 3,397,950
EUR	3,860,000	CAB SELAS, 3.375%, 2/1/28 (144A)	2,881,884
	3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,568,723
		Total Healthcare-Services	$ 7,848,557
		Insurance — 1.1%
	2,094,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 1,637,244
	13,080,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD
		LIBOR + 323 bps), 11/1/57 (144A)	10,763,293
EUR	2,650,000(c)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR
		Swap + 370 bps), 5/23/59 (144A)	2,207,770

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 45

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	Insurance — (continued)
22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 25,670,792
	Total Insurance	$ 40,279,099
	Internet — 0.1%
EUR 4,985,000	United Group BV, 5.25%, 2/1/30 (144A)	$ 3,406,205
	Total Internet	$ 3,406,205
	Iron & Steel — 0.3%
3,250,000	Commercial Metals Co., 4.375%, 3/15/32	$ 2,567,500
2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	1,173,790
1,880,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	1,808,522
1,980,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	1,913,472
4,375,000	TMS International Corp., 6.25%, 4/15/29 (144A)	3,105,594
	Total Iron & Steel	$ 10,568,878
	Leisure Time — 0.0%†
1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 833,347
300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29 (144A)	233,250
	Total Leisure Time	$ 1,066,597
	Lodging — 0.2%
1,715,000	Genting New York LLC/GENNY Capital, Inc., 3.30%,
	2/15/26 (144A)	$ 1,464,936
3,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
	Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	2,522,187
4,500,000	Sands China, Ltd., 4.875%, 6/18/30	3,521,109
	Total Lodging	$ 7,508,232
	Media — 0.4%
3,910,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.50%, 6/1/33 (144A)	$ 2,888,591
6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.75%, 3/1/30 (144A)	4,867,500
6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	4,216,000
2,305,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	1,522,546
2,034,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co., 6.625%, 8/15/27 (144A)	142,380
190,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	181,316
4,205,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	3,141,538
	Total Media	$ 16,959,871
	Metal Fabricate/Hardware — 0.1%
5,988,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 4,491,000
	Total Metal Fabricate/Hardware	$ 4,491,000

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Mining — 0.7%
	4,776,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 3,701,958
	11,678,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	8,823,780
	8,750,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
		4/1/31 (144A)	6,717,008
	2,295,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
		4/15/32 (144A)	1,971,979
	11,990,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	5,654,173
		Total Mining	$ 26,868,898
		Multi-National — 0.7%
	4,880,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 4,079,680
	8,430,000	Banque Ouest Africaine de Developpement, 4.70%,
		10/22/31 (144A)	6,794,580
	2,860,000	Banque Ouest Africaine de Developpement, 5.00%,
		7/27/27 (144A)	2,606,318
IDR	113,010,000,000	Inter-American Development Bank, 7.875%, 3/14/23	7,458,548
KZT	2,993,000,000	International Finance Corp., 7.50%, 2/3/23	6,174,910
		Total Multi-National	$ 27,114,036
		Oil & Gas — 1.3%
	7,175,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	$ 6,421,625
	4,737,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	4,298,827
	8,060,000	MC Brazil Downstream Trading S.a.r.l, 7.25%,
		6/30/31 (144A)	6,065,150
	8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	8,341,360
	4,435,000	Petroleos Mexicanos, 6.70%, 2/16/32	3,111,707
	2,217,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	2,150,490
	5,825,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	4,922,125
	5,050,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	4,646,000
	12,895,000	YPF SA, 6.95%, 7/21/27 (144A)	7,537,127
		Total Oil & Gas	$ 47,494,411
		Pharmaceuticals — 0.2%
	2,424,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 1,915,006
EUR	1,625,000	Teva Pharmaceutical Finance Netherlands II BV,
		3.75%, 5/9/27	1,338,086
EUR	2,725,000	Teva Pharmaceutical Finance Netherlands II BV,
		4.375%, 5/9/30	2,097,144
	1,478,000	Teva Pharmaceutical Finance Netherlands III BV,
		4.75%, 5/9/27	1,255,280
	1,328,000	Teva Pharmaceutical Finance Netherlands III BV,
		5.125%, 5/9/29	1,095,547
		Total Pharmaceuticals	$ 7,701,063

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 47

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)			Value
		Pipelines — 1.6%
	4,597,000	DCP Midstream Operating LP, 5.60%, 4/1/44	$ 4,138,208
	1,694,000(c)(g)	Energy Transfer LP, 6.625% (3 Month USD LIBOR
		+ 416 bps)	1,236,617
	37,035,000(c)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index
		+ 531 bps)	30,425,886
	796,000	EnLink Midstream LLC, 5.375%, 6/1/29	728,340
	3,605,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	3,520,283
	15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	11,062,958
	3,862,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	2,937,812
	4,776,000	Williams Cos., Inc., 7.75%, 6/15/31	5,184,241
		Total Pipelines	$ 59,234,345
		Real Estate — 0.1%
EUR	5,800,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 3,918,727
		Total Real Estate	$ 3,918,727
		REITs — 0.2%
	2,359,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 1,773,310
	6,566,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
		6/15/26 (144A)	5,269,215
	2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
		LLC, 6.50%, 2/15/29 (144A)	1,993,871
		Total REITs	$ 9,036,396
		Retail — 0.2%
	435,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	$ 339,727
EUR	4,500,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	3,770,743
	3,805,000	LCM Investments Holdings II LLC, 4.875%,
		5/1/29 (144A)	2,946,463
		Total Retail	$ 7,056,933
		Semiconductors — 0.1%
	6,940,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 5,804,254
		Total Semiconductors	$ 5,804,254
		Software — 0.1%
	6,525,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 5,158,469
		Total Software	$ 5,158,469
		Telecommunications — 1.6%
	475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 350,427
	1,835,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,370,947
	9,874,000	Altice France SA, 5.50%, 1/15/28 (144A)	7,819,122
	4,600,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	3,473,000
	4,120,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	3,360,519
	1,976,217	Digicel International Finance Ltd/Digicel international
		Holdings, Ltd., 8.00%, 12/31/26 (144A)	1,203,022

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Telecommunications — (continued)
4,950,371	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 8.75%, 5/25/24 (144A)	$ 4,529,589
4,235,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	2,597,396
1,240,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	908,300
4,351,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	3,600,801
EUR 6,915,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	5,886,135
4,250,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	2,985,625
1,346,400	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	1,142,097
7,210,000	T-Mobile USA, Inc., 5.20%, 1/15/33	6,895,683
4,445,000	T-Mobile USA, Inc., 5.65%, 1/15/53	4,198,814
6,900,000	Total Play Telecomunicaciones SA de CV, 6.375%,
	9/20/28 (144A)	4,899,216
4,270,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	3,538,289
	Total Telecommunications	$ 58,758,982
	Transportation — 0.4%
4,910,000	Hidrovias International Finance SARL, 4.95%,
	2/8/31 (144A)	$ 3,785,954
3,172,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	2,442,650
2,785,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	1,961,113
6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	5,614,139
	Total Transportation	$ 13,803,856
	TOTAL CORPORATE BONDS
	(Cost $1,292,734,541)	$1,014,843,880

Shares
CONVERTIBLE PREFERRED STOCKS —
2.2% of Net Assets
Banks — 2.2%
6,897(g)	Bank of America Corp., 7.25%	$ 8,090,181
61,824(g)	Wells Fargo & Co., 7.50%	74,436,096
	Total Banks	$ 82,526,277
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $92,359,687)	$ 82,526,277

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.8% of Net Assets (j)
Arizona — 0.1%
2,370,000	Maricopa County Industrial Development Authority,
	Banner Health, Series 2019F, 3.00%, 1/1/49	$ 1,643,666
	Total Arizona	$ 1,643,666

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 49

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
California — 0.1%
2,435,000	California Health Facilities Financing Authority,
	Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	$ 1,705,474
1,220,000	Regents of the University of California, Medical Center
	Pooled Revenue, Series P, 4.00%, 5/15/53	1,054,751
	Total California	$ 2,760,225
Florida — 0.0%†
1,825,000	South Broward Hospital District, South Broward
Hospital District Obligated Group, Series A,
	2.50%, 5/1/47	$ 1,134,694
	Total Florida	$ 1,134,694
Georgia — 0.0%†
1,055,000	Gainesville & Hall County Hospital Authority,
Northeast Georgia Health System, Inc. Project,
	Series A, 3.00%, 2/15/51	$ 710,901
	Total Georgia	$ 710,901
Massachusetts — 0.0%†
1,930,000(k)	Commonwealth of Massachusetts, Series B,
	3.00%, 4/1/47	$ 1,375,337
	Total Massachusetts	$ 1,375,337
Missouri — 0.0%†
480,000	Health & Educational Facilities Authority of the
State of Missouri, BJC Health System, Series A,
	3.00%, 7/1/38	$ 385,027
	Total Missouri	$ 385,027
Nebraska — 0.1%
970,000(k)	Lancaster County School District 001, 2.00%, 1/15/43	$ 578,537
3,600,000	University of Nebraska Facilities Corp., Green Bond,
	Series B, 3.00%, 7/15/54	2,335,896
	Total Nebraska	$ 2,914,433
New Jersey — 0.1%
1,220,000	New Jersey Health Care Facilities Financing
Authority, Atlanticare Health System Obligated
	Group Issue, 3.00%, 7/1/46	$ 856,538
2,620,000	New Jersey Health Care Facilities Financing
Authority, RWJ Barnabas Health Obligated Group
	Issue, 3.00%, 7/1/51	1,790,691
	Total New Jersey	$ 2,647,229
New York — 0.0%†
1,950,000	New York State Thruway Authority, Series A-1,
	3.00%, 3/15/50	$ 1,353,027
	Total New York	$ 1,353,027

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
North Carolina — 0.1%
1,930,000	City of Charlotte Airport Revenue, Charlotte
Douglas International Airport Revenue, Series A,
	4.00%, 7/1/47	$ 1,693,189
	Total North Carolina	$ 1,693,189
Oregon — 0.0%†
1,705,000	Oregon Health & Science University, Green Bond,
	Series A, 3.00%, 7/1/51	$ 1,191,812
	Total Oregon	$ 1,191,812
Pennsylvania — 0.1%
3,655,000	Montgomery County Higher Education and Health
Authority, Thomas Jefferson University, Series B,
	4.00%, 5/1/56	$ 2,936,829
815,000	Pennsylvania Turnpike Commission, Series C,
	3.00%, 12/1/51	559,074
	Total Pennsylvania	$ 3,495,903
Tennessee — 0.0%†
270,000	City of Memphis TN Water Revenue, Memphis Light,
	Gas and Water Division, 3.00%, 12/1/45	$ 208,413
	Total Tennessee	$ 208,413
Texas — 0.1%
3,290,000	Harris County Cultural Education Facilities Finance
	Corp., Texas Children's Hospital, 3.00%, 10/1/51	$ 2,242,102
1,220,000	Texas Water Development Board, State Revolving
	Fund, 3.00%, 8/1/40	1,002,511
	Total Texas	$ 3,244,613
Virginia — 0.1%
830,000	Hampton Roads Transportation Accountability
	Commission, Series A, 4.00%, 7/1/57	$ 732,765
1,460,000	Roanoke Economic Development Authority, Carilion
	Clinic Obligated Group, 3.00%, 7/1/45	1,052,748
630,000	Rockingham County Economic Development
Authority, Sentara RMH Medical Center, Series A,
	3.00%, 11/1/46	447,754
2,500,000	Virginia College Building Authority, Public Higher
	Education Financing Program, Series C, 3.00%, 9/1/51	1,765,275
	Total Virginia	$ 3,998,542
TOTAL MUNICIPAL BONDS
	(Cost $31,833,223)	$ 28,757,011

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 51

Schedule of Investments | 9/30/22 (continued)

Shares		Value
RIGHT/WARRANT — 0.0%† of Net Assets
Metals & Mining — 0.0%†
1,880,020(l)	ANR, Inc., 3/31/23	$ 13,160
	Total Metals & Mining	$ 13,160
TOTAL RIGHT/WARRANT
	(Cost $—)	$ 13,160

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 3.9% of
Net Assets#
Event Linked Bonds — 0.8%
Earthquakes – California — 0.1%
750,000(a)	Phoenician Re, 5.747%, (3 Month U.S. Treasury
	Bill + 250 bps), 12/14/24 (144A)	$ 713,250
750,000(a)	Sutter Re, 8.247%, (3 Month U.S. Treasury Bill +
	500 bps), 5/23/23 (144A)	737,250
3,000,000(a)	Ursa Re II, 6.997%, (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	2,910,000
$ 4,360,500
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
6.665%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 248,750
Health – U.S. — 0.1%
1,500,000(a)	Vitality Re X, 4.997%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 1,492,200
Inland Flood – U.S. — 0.0%†
1,500,000(a)	FloodSmart Re, 14.497%, (3 Month U.S. Treasury
	Bill + 1,125 bps), 2/25/25 (144A)	$ 600,000
1,000,000(a)	FloodSmart Re, 16.827%, (3 Month U.S. Treasury
	Bill + 1,358 bps), 3/1/24 (144A)	200,000
750,000(a)	FloodSmart Re, 18.327%, (3 Month U.S. Treasury
	Bill + 1,508 bps), 2/27/23 (144A)	75,000
$ 875,000
Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 9.037%, (3 Month U.S. Treasury
	Bill + 579 bps), 6/7/23 (144A)	$ 225,000
Multiperil – U.S. — 0.3%
900,000(a)	Easton Re Pte, 7.247%, (3 Month U.S. Treasury
	Bill + 400 bps), 1/8/24 (144A)	$ 862,200
500,000(a)	Four Lakes Re, 7.997%, (3 Month U.S. Treasury
	Bill + 475 bps), 1/7/29 (144A)	495,250

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
1,500,000(a)	Four Lakes Re, 10.547%, (3 Month U.S. Treasury
	Bill + 730 bps), 1/5/24 (144A)	$ 1,459,500
1,500,000(a)	Four Lakes Re, 13.407%, (3 Month U.S. Treasury
	Bill + 1,016 bps), 1/5/24 (144A)	1,425,000
500,000(a)	Herbie Re, 12.967%, (3 Month U.S. Treasury Bill +
	972 bps), 1/8/25 (144A)	425,000
1,750,000(a)	Matterhorn Re, 8.287%, (SOFR + 532 bps),
	3/24/25 (144A)	1,680,000
750,000(a)	Matterhorn Re, 10.722%, (SOFR + 775 bps),
	3/24/25 (144A)	727,500
1,500,000(a)	Residential Reinsurance 2020, 9.427%, (3 Month
	U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	1,470,000
1,250,000(a)	Residential Reinsurance Re 2020, 11.487%, (3 Month
	U.S. Treasury Bill + 824 bps), 12/6/24 (144A)	1,212,500
2,250,000(a)	Sanders Re II, 6.337%, (3 Month U.S. Treasury Bill +
	309 bps), 4/7/25 (144A)	2,155,500
750,000(a)	Sussex Re 2020-1, 11.427%, (3 Month U.S. Treasury
	Bill + 818 bps), 1/8/25 (144A)	726,750
$ 12,639,200
Multiperil – U.S. & Canada — 0.1%
1,000,000(a)	Hypatia 2020-1, 13.522%, (3 Month U.S. Treasury
	Bill + 1,028 bps), 6/7/23 (144A)	$ 980,000
250,000(a)	Matterhorn Re, 8.602%, (SOFR + 575 bps),
	12/7/28 (144A)	241,250
500,000(a)	Mona Lisa Re, 11.247%, (3 Month U.S. Treasury
	Bill + 800 bps), 1/9/23 (144A)	493,000
500,000(a)	Northshore Re II, 11.247%, (3 Month U.S. Treasury
	Bill + 800 bps), 7/8/25 (144A)	493,000
$ 2,207,250
Multiperil – U.S. Regional — 0.1%
1,000,000(a)	Kilimanjaro III Re, 5.25%, (3 Month U.S. Treasury
	Bill + 525 bps), 6/25/25 (144A)	$ 990,000
2,500,000(a)	Long Point Re IV, 7.497%, (3 Month USD LIBOR +
	425 bps), 6/1/26 (144A)	2,487,500
$ 3,477,500
Multiperil – Worldwide — 0.0%†
500,000(a)	Northshore Re II, 8.997%, (3 Month U.S. Treasury
	Bill + 575 bps), 1/8/24 (144A)	$ 483,000
Pandemic – U.S — 0.0%†
500,000(a)	Vitality Re XI, 5.047%, (3 Month U.S. Treasury
	Bill + 180 bps), 1/9/24 (144A)	$ 488,600
Windstorm – Florida — 0.0%†
500,000(a)	Integrity Re, 10.247%, (3 Month U.S. Treasury
	Bill + 700 bps), 6/6/25 (144A)	$ 25,000

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 53

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
Windstorm – U.S — 0.0%†
750,000(a)	Bonanza Re, 7.997%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 300,000
250,000(a)	Bonanza Re, 8.997%, (3 Month U.S. Treasury Bill +
	575 bps), 3/16/25 (144A)	2,500
$ 302,500
Windstorm – U.S. Regional — 0.1%
750,000(a)	Commonwealth Re, 3.50%, (3 Month U.S. Treasury
	Bill + 350 bps), 7/8/25 (144A)	$ 746,100
1,500,000(a)	Matterhorn Re, 7.355%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,485,000
2,000,000(a)	Matterhorn Re, 8.605%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	1,990,000
$ 4,221,100
	Total Event Linked Bonds	$ 31,045,600

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.9%
	Earthquakes – California — 0.1%
1,800,000(b)(m)+	Adare Re 2021, 9/30/27	$ 1,896,574
754,500(b)(m)+	Adare Re 2022, 12/31/27	781,961
		$ 2,678,535
	Multiperil – Massachusetts — 0.1%
1,250,000(b)(m)+	Ailsa Re 2022, 5/31/28	$ 1,229,439
1,500,000(b)(m)+	Denning Re 2022, 6/30/28	1,474,841
400,000(b)(m)+	Portsalon Re 2022, 5/31/28	347,634
		$ 3,051,914
	Multiperil – U.S. — 0.2%
6,000,000(b)(m)+	Ballybunion Re 2020, 2/28/23	$ 677,844
3,406,059(b)(m)+	Ballybunion Re 2021-3, 7/31/25	152,314
1,506,560(b)(m)+	Ballybunion Re 2022, 12/31/27	1,526,246
3,000,000(b)(m)+	Ballybunion Re 2022-2, 5/31/28	3,031,742
3,500,000(b)(m)+	Ballybunion Re 2022-3, 6/30/28	3,484,140
550,000(m)+	Dingle Re 2020, 12/31/22	3,273
250,000(b)(m)+	Port Royal Re 2022, 4/30/28	245,054
		$ 9,120,613
	Multiperil – Worldwide — 0.2%
1,683,333(b)(m)+	Celadon Re 2022, 3/31/28	$ 1,553,517
4,500,000(b)(m)+	Gamboge Re 2022, 3/31/28	4,266,426
20,000(b)(m)+	Limestone Re, 9/9/22 (144A)	7
140,000(m)+	Limestone Re, 10/1/23 (144A)	—

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
1,020,000(m)+	Limestone Re 2020-1, 3/1/24 (144A)	$ 13,056
480,000(m)+	Limestone Re 2020-1, 3/1/24 (144A)	6,144
250,000(b)(m)+	Merion Re 2022-1, 12/31/27	240,050
250,000(b)(m)+	Old Head Re 2022, 12/31/27	233,293
500,000(b)(m)+	Pine Valley Re 2022, 12/31/27	488,530
300,000(m)+	Walton Health Re 2019, 6/30/23	165,117
2,000,000(b)(m)+	Walton Health Re 2022, 12/15/27	1,772,233
		$ 8,738,373
	Windstorm – Florida — 0.1%
1,750,000(b)(m)+	Formby Re 2018, 2/28/23	$ 116,441
1,750,000(b)(m)+	Isosceles Re 2022, 5/31/28	1,726,375
2,200,000(b)(m)+	Portrush Re 2017, 6/15/23	935,880
		$ 2,778,696
	Windstorm - North Carolina — 0.1%
1,250,000(b)(m)+	Isosceles Re 2022-A, 4/30/28	$ 1,240,375
1,000,000(b)(m)+	Isosceles Re 2022-A, 4/30/28	992,400
		$ 2,232,775
	Windstorm – U.S — 0.0%†
500,000(m)+	Shadow Creek Re 2021, 7/31/25	$ 7,593
	Windstorm – U.S. Multistate — 0.0%†
1,500,000(m)+	White Heron Re 2021, 6/30/25	$ 32,100
	Windstorm – U.S. Regional — 0.1%
1,500,000(b)(m)+	Isosceles Insurance, Ltd., 7/10/23	$ 1,477,500
1,250,000(b)(m)+	Oakmont Re 2017, 4/30/23	36,750
5,804,192(b)(m)+	Oakmont Re 2020, 3/31/27	216,659
3,500,000(b)(m)+	Oakmont Re 2022, 4/1/28	3,378,700
		$ 5,109,609
	Total Collateralized Reinsurance	$ 33,750,208
	Reinsurance Sidecars — 1.7%
	Multiperil – U.S. — 0.0%†
1,750,000(b)(m)+	Carnoustie Re 2020, 12/31/23	$ 237,300
1,390,289(b)(m)+	Carnoustie Re 2021, 12/31/24	65,899
1,000,000(b)(m)+	Carnoustie Re 2022, 12/31/27	1,059,539
3,000,000(b)(n)+	Harambee Re 2018, 12/31/22	—
5,000,000(n)+	Harambee Re 2019, 12/31/22	2,500
3,000,000(n)+	Harambee Re 2020, 12/31/23	47,700
2,845(a)(m)+	Sector Re V, 3/1/26 (144A)	46,500
		$ 1,459,438

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 55

Schedule of Investments | 9/30/22 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 1.7%
2,201(b)(m)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,065
33,410(n)+	Alturas Re 2019-2, 3/10/23	11,366
357,085(m)+	Alturas Re 2020-1B, 3/10/23 (144A)	10,355
360,465(n)+	Alturas Re 2020-2, 1/31/23	76,419
250,000(n)+	Alturas Re 2020-3, 9/30/24	—
2,639,535(b)(n)+	Alturas Re 2021-2, 12/31/24	—
236,951(b)(n)+	Alturas Re 2021-3, 7/31/25	67,294
2,106,552(b)(n)+	Alturas Re 2022-2, 12/31/27	1,761,288
4,000,000(b)(m)+	Bantry Re 2016, 3/31/23	120,000
4,000,000(b)(m)+	Bantry Re 2019, 12/31/22	135,855
3,821,406(m)+	Bantry Re 2020, 12/31/23	248,691
3,932,000(b)(m)+	Bantry Re 2021, 12/31/24	510,961
3,280,525(b)(m)+	Bantry Re 2022, 12/31/27	3,420,545
13,924,181(b)(m)+	Berwick Re 2018-1, 12/31/22	1,076,339
9,947,951(b)(m)+	Berwick Re 2019-1, 12/31/22	1,188,780
2,000,000(m)+	Berwick Re 2020-1, 12/31/23	200
3,500,000(b)(m)+	Berwick Re 2022, 12/31/27	3,625,801
73,625(m)+	Eden Re II, 3/22/23 (144A)	190,858
700,000(b)(m)+	Eden Re II, 3/22/24 (144A)	361,900
1,329,689(b)(m)+	Eden Re II, 3/21/25 (144A)	1,015,882
4,400,000(b)(m)+	Eden Re II, 3/20/26 (144A)	4,487,560
1,500,000(b)(m)+	Gleneagles Re 2018, 12/31/22	177,450
1,250,000(b)(m)+	Gleneagles Re 2021, 12/31/24	277,857
1,250,000(b)(m)+	Gleneagles Re 2022, 12/31/27	1,302,083
2,737,878(m)+	Gullane Re 2018, 12/31/22	169,487
5,000,000(b)(m)+	Gullane Re 2022, 12/31/27	5,372,013
500,000(b)(n)+	Lion Rock Re 2019, 1/31/23	—
500,000(b)(n)+	Lion Rock Re 2020, 1/31/23	—
500,000(b)(n)+	Lion Rock Re 2021, 12/31/24	214,250
2,545,246(b)(n)+	Lorenz Re 2019, 6/30/23	4,836
8,500,000(b)(m)+	Merion Re 2018-2, 12/31/22	1,286,900
9,000,000(m)+	Merion Re 2021-2, 12/31/24	1,768,500
6,551,154(b)(m)+	Merion Re 2022-2, 12/31/27	6,901,361
6,150,000(b)(m)+	Pangaea Re 2016-2, 11/30/22	10,967
4,750,000(b)(m)+	Pangaea Re 2018-1, 12/31/22	100,009
7,100,000(b)(m)+	Pangaea Re 2018-3, 7/1/23	147,278
3,891,425(b)(m)+	Pangaea Re 2019-1, 2/1/23	81,088
5,220,725(b)(m)+	Pangaea Re 2019-3, 7/1/23	187,794
3,500,000(m)+	Pangaea Re 2020-3, 7/1/24	49,274
4,254,521(b)(m)+	Pangaea Re 2022-1, 12/31/27	4,546,935
2,500,000(b)(m)+	Pangaea Re 2022-3, 5/31/28	2,565,740
1,000,000(b)(m)+	Phoenix One Re, 1/4/27 (144A)	1,115,900

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
1,515,000(b)(m)+	Rosapenna Re 2022, 6/30/28	$ 1,532,611
360,000(m)+	Sector Re V, 3/1/24 (144A)	283,474
3,608(m)+	Sector Re V, 3/1/24 (144A)	89,331
155,997(m)+	Sector Re V, 12/1/24 (144A)	448,722
150,000(m)+	Sector Re V, 12/1/24 (144A)	431,472
6,578(m)+	Sector Re V, 3/1/25 (144A)	94,552
6,106(m)+	Sector Re V, 12/1/25 (144A)	176,144
2,472(b)(m)+	Sector Re V, 3/1/26 (144A)	223,598
2,753,972(b)(m)+	Sector Re V, 12/1/26 (144A)	2,543,877
2,253,960(b)(m)+	Sector Re V, 3/1/27 (144A)	2,051,788
692,491(b)(m)+	Sector Re V, 3/1/27 (144A)	627,765
3,609,700(m)+	Sussex Re 2020-1, 12/31/22	5,415
1,000,000(m)+	Sussex Re 2021-1, 12/31/24	94,000
3,000,000(n)+	Thopas Re 2019, 12/31/22	21,600
4,000,000(b)(n)+	Thopas Re 2020, 12/31/23	—
5,000,000(n)+	Thopas Re 2021, 12/31/24	—
3,000,000(b)(n)+	Thopas Re 2022, 12/31/27	2,967,900
2,818,951(n)+	Torricelli Re 2021, 7/31/25	259,907
3,000,000(b)(n)+	Torricelli Re 2022, 6/30/28	2,720,400
3,000,000(m)+	Versutus Re 2018, 12/31/22	—
2,647,642(m)+	Versutus Re 2019-A, 12/31/22	—
852,358(m)+	Versutus Re 2019-B, 12/31/22	—
1,250,000(b)(n)+	Viribus Re 2018, 12/31/22	—
3,650,000(n)+	Viribus Re 2019, 12/31/22	25,915
4,139,570(b)(n)+	Viribus Re 2020, 12/31/23	182,141
2,500,000(b)(n)+	Viribus Re 2022, 12/31/27	2,550,000
1,826,168(b)(m)+	Woburn Re 2018, 12/31/22	62,781
3,539,362(b)(m)+	Woburn Re 2019, 12/31/22	677,203
		$ 62,670,477
	Total Reinsurance Sidecars	$ 64,129,915
	Industry Loss Warranties — 0.5%
	Earthquakes - U.S. — 0.0%†
1,750,000(b)(m)+	Vermillion Re 2022, 12/31/27	$ 1,729,516
	Windstorm – U.S — 0.1%
2,000,000(b)(m)+	Ballylifin Re 2021, 9/15/25	$ 249,400
1,750,000(b)(m)+	Ballylifin Re 2022, 5/31/28	1,675,538
		$ 1,924,938

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 57

Schedule of Investments | 9/30/22 (continued)

Face
Amount
USD ($)		Value
Windstorm – U.S. Regional — 0.4%
2,500,000(b)(m)+	Streamsong Re 2022, 12/15/27	$ 2,456,840
12,000,000(b)(m)+	Flavescent Re 2022, 11/30/27	11,685,011
$ 14,141,851
	Total Industry Loss Warranties	$ 17,796,305
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $151,709,778)	$ 146,722,028

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS — 3.4% of
Net Assets
Angola — 0.1%
6,420,000	Angolan Government International Bond,
	8.750%, 4/14/32 (144A)	$ 4,747,590
	Total Angola	$ 4,747,590
Argentina — 0.2%
351,880	Argentine Republic Government International
	Bond, 1.000%, 7/9/29	$ 67,232
5,955,800(e)	Argentine Republic Government International
	Bond, 1.500%, 7/9/35	1,077,370
8,500,000	Ciudad Autonoma De Buenos Aires, 7.500%,
	6/1/27 (144A)	7,362,274
	Total Argentina	$ 8,506,876
Bahamas — 0.1%
5,815,000	Bahamas Government International Bond,
	8.950%, 10/15/32 (144A)	$ 3,372,733
	Total Bahamas	$ 3,372,733
Colombia — 0.1%
4,800,000	Colombia Government International Bond,
	3.125%, 4/15/31	$ 3,327,599
	Total Colombia	$ 3,327,599
Egypt — 0.1%
2,520,000	Egypt Government International Bond,
	5.875%, 2/16/31 (144A)	$ 1,460,965
5,560,000	Egypt Government International Bond,
	7.053%, 1/15/32 (144A)	3,351,101
2,000,000	Egypt Government International Bond,
	8.875%, 5/29/50 (144A)	1,108,076
	Total Egypt	$ 5,920,142

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)			Value
Gabon — 0.1%
	5,045,000	Gabon Government International Bond,
		7.000%, 11/24/31 (144A)	$ 3,312,244
		Total Gabon	$ 3,312,244
Ghana — 0.1%
	7,018,000	Ghana Government International Bond,
		7.875%, 2/11/35 (144A)	$ 2,596,660
		Total Ghana	$ 2,596,660
Guatemala — 0.1%
	4,434,000	Republic of Guatemala, 3.700%, 10/7/33 (144A)	$ 3,214,728
		Total Guatemala	$ 3,214,728
Indonesia — 0.3%
IDR	219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 13,742,740
		Total Indonesia	$ 13,742,740
Ivory Coast — 0.3%
EUR	8,965,000	Ivory Coast Government International Bond,
		4.875%, 1/30/32 (144A)	$ 5,867,039
EUR	3,270,000	Ivory Coast Government International Bond,
		5.875%, 10/17/31 (144A)	2,310,410
	2,500,000	Ivory Coast Government International Bond,
		6.125%, 6/15/33 (144A)	1,900,000
		Total Ivory Coast	$ 10,077,449
Mexico — 0.8%
MXN	620,140,000	Mexican Bonos, 8.500%, 5/31/29	$ 29,003,504
		Total Mexico	$ 29,003,504
Rwanda — 0.1%
	5,525,000	Rwanda International Government Bond,
		5.500%, 8/9/31 (144A)	$ 3,999,304
		Total Rwanda	$ 3,999,304
Serbia — 0.1%
EUR	6,600,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 3,379,702
		Total Serbia	$ 3,379,702
South Africa — 0.5%
ZAR	404,250,000	Republic of South Africa Government Bond,
		8.250%, 3/31/32	$ 18,372,157
		Total South Africa	$ 18,372,157
Trinidad — 0.1%
	3,612,000	Trinidad & Tobago Government International Bond,
		4.500%, 6/26/30 (144A)	$ 3,269,042
		Total Trinidad	$ 3,269,042

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 59

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)			Value
		Ukraine — 0.1%
EUR	4,490,000	Ukraine Government International Bond,
		4.375%, 1/27/32 (144A)	$ 813,630
9,575,000		Ukraine Government International Bond,
		7.375%, 9/25/34 (144A)	1,765,477
		Total Ukraine	$ 2,579,107
		Uzbekistan — 0.2%
UZS	76,270,000,000	Republic of Uzbekistan International Bond,	$ 6,591,095
		14.000%, 7/19/24 (144A)
UZS	33,340,000,000	Republic of Uzbekistan International Bond,
		14.500%, 11/25/23 (144A)	2,908,039
		Total Uzbekistan	$ 9,499,134
		TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $186,263,784)	$ 128,920,711
		U.S. GOVERNMENT AND AGENCY
		OBLIGATIONS — 35.1% of Net Assets
6,661,581		Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 5,324,905
962,031		Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	769,009
971,570		Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	776,636
7,643,515		Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	6,109,759
2,875,238		Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	2,298,360
4,813,948		Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	3,848,076
967,095		Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	769,461
190,319		Federal Home Loan Mortgage Corp., 2.000%, 2/1/42	158,227
22,648,556		Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	19,165,263
4,473,681		Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	3,768,962
1,970,102		Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	1,764,017
116,965		Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	104,128
34,111		Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	30,795
165,933		Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	150,015
177,452		Federal Home Loan Mortgage Corp., 3.500%, 3/1/52	160,011
205,509		Federal Home Loan Mortgage Corp., 3.500%, 3/1/52	186,388
2,806,006		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	2,538,430
2,142,210		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	1,931,483
824,256		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	743,104
220,151		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	198,450
345,309		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	311,272
490,224		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	441,679
244,572		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	220,465
258,168		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	232,774
170,865		Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	154,073

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
173,290	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	$ 156,315
412,206	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	371,409
2,025,043	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	1,932,394
1,110,299	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,052,688
761,711	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	719,235
380,961	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	359,429
558,799	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	526,369
15,825	Federal Home Loan Mortgage Corp., 4.000%, 3/1/49	14,767
108,192	Federal Home Loan Mortgage Corp., 4.000%, 5/1/50	100,892
199,994	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	187,113
123,825	Federal Home Loan Mortgage Corp., 4.000%, 8/1/50	115,426
100,144	Federal Home Loan Mortgage Corp., 4.000%, 10/1/50	93,966
190,437	Federal Home Loan Mortgage Corp., 4.000%, 2/1/51	177,795
104,068	Federal Home Loan Mortgage Corp., 4.000%, 4/1/51	96,781
92,799	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	86,223
574,156	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	534,099
1,250,423	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	1,162,127
200,767	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	186,721
287,778	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	267,765
338,780	Federal Home Loan Mortgage Corp., 4.000%, 5/1/52	315,100
561,757	Federal Home Loan Mortgage Corp., 4.000%, 5/1/52	523,256
3,013,853	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	2,799,563
718,942	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	669,308
1,905,867	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	1,775,234
348,670	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	324,254
162,329	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	150,826
2,562,468	Federal Home Loan Mortgage Corp., 4.000%, 7/1/52	2,379,189
100,233	Federal Home Loan Mortgage Corp., 4.500%, 10/1/35	98,066
301,566	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	295,782
185,676	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	181,634
6,324	Federal Home Loan Mortgage Corp., 4.500%, 9/1/43	6,064
119,675	Federal Home Loan Mortgage Corp., 4.500%, 10/1/43	117,392
420,399	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	412,344
5,341	Federal Home Loan Mortgage Corp., 4.500%, 3/1/44	5,238
15,964	Federal Home Loan Mortgage Corp., 4.500%, 5/1/44	15,658
1,192,754	Federal Home Loan Mortgage Corp., 4.500%, 1/1/50	1,148,078
4,295,018	Federal Home Loan Mortgage Corp., 4.500%, 7/1/52	4,103,208
24,799,102	Federal Home Loan Mortgage Corp., 4.500%, 9/1/52	23,691,607
3,191	Federal Home Loan Mortgage Corp., 5.000%, 4/1/23	3,205
8,390	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	8,438

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 61

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
10,583	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	$ 10,678
45,789	Federal Home Loan Mortgage Corp., 5.000%, 12/1/34	46,165
34,793	Federal Home Loan Mortgage Corp., 5.000%, 7/1/35	35,106
80,928	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	81,651
118,228	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	119,285
4,128	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	4,165
556	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	555
1,830,781	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	1,841,342
1,091	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	1,093
1,875,751	Federal Home Loan Mortgage Corp., 5.000%, 12/1/50	1,846,680
6,000,000	Federal Home Loan Mortgage Corp., 5.000%, 9/1/52	5,851,103
13,800,000	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	13,457,508
828,177	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	856,427
16,613	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	16,941
1,962	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	1,996
11,149	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	11,346
20,939	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	22,022
48,080	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	48,941
18,386	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	18,875
1,619	Federal Home Loan Mortgage Corp., 6.000%, 10/1/37	1,669
46,884	Federal Home Loan Mortgage Corp., 6.000%, 12/1/37	49,352
1,667	Federal Home Loan Mortgage Corp., 6.500%, 9/1/32	1,734
33,815,267	Federal National Mortgage Association,
	1.500%, 11/1/41	27,049,516
8,603,430	Federal National Mortgage Association,
	1.500%, 1/1/42	6,881,197
5,735,371	Federal National Mortgage Association,
	1.500%, 1/1/42	4,588,413
7,740,787	Federal National Mortgage Association,
	1.500%, 2/1/42	6,165,084
2,918,338	Federal National Mortgage Association,
	1.500%, 3/1/42	2,323,697
11,405,790	Federal National Mortgage Association,
	2.000%, 12/1/41	9,546,970
579,493	Federal National Mortgage Association,
	2.000%, 2/1/42	481,054
204,171	Federal National Mortgage Association,
	2.000%, 2/1/42	169,488
707,051	Federal National Mortgage Association,
	2.000%, 11/1/50	578,131
341,466	Federal National Mortgage Association,
	2.000%, 1/1/51	280,215

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
5,916,908	Federal National Mortgage Association,
	2.000%, 11/1/51	$ 4,824,694
153,000,000	Federal National Mortgage Association,
	2.000%, 10/1/52 (TBA)	123,846,329
661,633	Federal National Mortgage Association,
	2.500%, 9/1/50	563,557
2,086,263	Federal National Mortgage Association,
	2.500%, 9/1/50	1,769,639
293,765	Federal National Mortgage Association,
	2.500%, 9/1/50	251,340
203,427	Federal National Mortgage Association,
	2.500%, 10/1/50	173,493
25,041,506	Federal National Mortgage Association,
	2.500%, 5/1/51	21,326,100
9,101,597	Federal National Mortgage Association,
	2.500%, 10/1/51	7,673,087
6,608,935	Federal National Mortgage Association,
	2.500%, 11/1/51	5,592,883
6,608,252	Federal National Mortgage Association,
	2.500%, 12/1/51	5,584,995
13,341,015	Federal National Mortgage Association,
	2.500%, 1/1/52	11,273,271
1,528,193	Federal National Mortgage Association,
	2.500%, 2/1/52	1,293,922
390,704	Federal National Mortgage Association,
	2.500%, 4/1/52	329,663
112,000,000	Federal National Mortgage Association,
	2.500%, 10/1/52 (TBA)	93,946,562
59,326	Federal National Mortgage Association,
	3.000%, 5/1/46	52,689
69,849	Federal National Mortgage Association,
	3.000%, 10/1/46	62,112
199,900	Federal National Mortgage Association,
	3.000%, 11/1/46	177,881
108,039	Federal National Mortgage Association,
	3.000%, 11/1/46	94,742
40,444	Federal National Mortgage Association,
	3.000%, 1/1/47	35,961
42,864	Federal National Mortgage Association,
	3.000%, 3/1/47	38,193
439,944	Federal National Mortgage Association,
	3.000%, 3/1/47	385,730
1,831,323	Federal National Mortgage Association,
	3.000%, 3/1/47	1,630,472

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 63

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,145,842	Federal National Mortgage Association,
	3.000%, 4/1/47	$ 1,019,249
1,988,664	Federal National Mortgage Association,
	3.000%, 5/1/48	1,752,888
11,877,023	Federal National Mortgage Association,
	3.000%, 1/1/52	10,449,736
15,941,068	Federal National Mortgage Association,
	3.000%, 3/1/52	14,114,259
3,355,891	Federal National Mortgage Association,
	3.000%, 2/1/57	2,936,871
1,000,000	Federal National Mortgage Association,
	3.500%, 10/1/37 (TBA)	945,000
1,347,307	Federal National Mortgage Association,
	3.500%, 7/1/42	1,237,651
2,683,129	Federal National Mortgage Association,
	3.500%, 6/1/45	2,459,535
5,046,995	Federal National Mortgage Association,
	3.500%, 9/1/45	4,635,317
833,265	Federal National Mortgage Association,
	3.500%, 9/1/45	768,548
687,256	Federal National Mortgage Association,
	3.500%, 6/1/46	630,211
656,274	Federal National Mortgage Association,
	3.500%, 9/1/46	605,226
256,191	Federal National Mortgage Association,
	3.500%, 10/1/46	234,521
116,032	Federal National Mortgage Association,
	3.500%, 7/1/47	106,123
792,419	Federal National Mortgage Association,
	3.500%, 4/1/50	718,993
1,360,077	Federal National Mortgage Association,
	3.500%, 7/1/51	1,237,124
679,422	Federal National Mortgage Association,
	3.500%, 8/1/51	612,774
920,268	Federal National Mortgage Association,
	3.500%, 9/1/51	830,774
80,541	Federal National Mortgage Association,
	3.500%, 9/1/51	72,633
151,299	Federal National Mortgage Association,
	3.500%, 12/1/51	136,526
771,964	Federal National Mortgage Association,
	3.500%, 2/1/52	696,580
159,509	Federal National Mortgage Association,
	3.500%, 2/1/52	143,886

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
571,333	Federal National Mortgage Association,
	3.500%, 2/1/52	$ 515,420
1,760,458	Federal National Mortgage Association,
	3.500%, 2/1/52	1,604,915
176,498	Federal National Mortgage Association,
	3.500%, 3/1/52	159,226
1,881,331	Federal National Mortgage Association,
	3.500%, 3/1/52	1,704,984
3,185,215	Federal National Mortgage Association,
	3.500%, 3/1/52	2,889,979
6,149,771	Federal National Mortgage Association,
	3.500%, 3/1/52	5,548,627
1,244,865	Federal National Mortgage Association,
	3.500%, 4/1/52	1,122,548
709,979	Federal National Mortgage Association,
	3.500%, 4/1/52	639,941
1,056,926	Federal National Mortgage Association,
	3.500%, 4/1/52	952,249
2,505,219	Federal National Mortgage Association,
	3.500%, 4/1/52	2,258,025
6,543,609	Federal National Mortgage Association,
	3.500%, 4/1/52	5,901,995
1,260,434	Federal National Mortgage Association,
	3.500%, 4/1/52	1,136,185
436,867	Federal National Mortgage Association,
	3.500%, 4/1/52	393,802
216,717	Federal National Mortgage Association,
	3.500%, 4/1/52	195,257
343,515	Federal National Mortgage Association,
	3.500%, 4/1/52	309,832
397,712	Federal National Mortgage Association,
	3.500%, 4/1/52	358,753
4,538,398	Federal National Mortgage Association,
	3.500%, 5/1/52	4,089,224
530,461	Federal National Mortgage Association,
	3.500%, 5/1/52	487,182
4,030,629	Federal National Mortgage Association,
	3.500%, 6/1/52	3,634,301
1,476,909	Federal National Mortgage Association,
	3.500%, 9/1/55	1,356,524
8,062,646	Federal National Mortgage Association,
	3.500%, 8/1/58	7,302,302

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 65

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
162	Federal National Mortgage Association,
	4.000%, 12/1/23	$ 156
3,678	Federal National Mortgage Association,
	4.000%, 12/1/30	3,510
373,099	Federal National Mortgage Association,
	4.000%, 9/1/37	353,207
3,000,000	Federal National Mortgage Association,
	4.000%, 10/1/37 (TBA)	2,894,063
4,193,054	Federal National Mortgage Association,
	4.000%, 10/1/40	3,996,621
1,643,881	Federal National Mortgage Association,
	4.000%, 12/1/40	1,566,872
2,345	Federal National Mortgage Association,
	4.000%, 11/1/41	2,224
559,070	Federal National Mortgage Association,
	4.000%, 11/1/41	530,289
768,404	Federal National Mortgage Association,
	4.000%, 12/1/41	731,281
4,359,329	Federal National Mortgage Association,
	4.000%, 12/1/41	4,155,718
11,753	Federal National Mortgage Association,
	4.000%, 12/1/41	10,980
1,467,316	Federal National Mortgage Association,
	4.000%, 1/1/42	1,398,866
460,427	Federal National Mortgage Association,
	4.000%, 1/1/42	438,907
937,052	Federal National Mortgage Association,
	4.000%, 2/1/42	893,897
573,950	Federal National Mortgage Association,
	4.000%, 2/1/42	547,100
1,565,687	Federal National Mortgage Association,
	4.000%, 4/1/42	1,492,539
777,373	Federal National Mortgage Association,
	4.000%, 4/1/42	733,541
1,494,499	Federal National Mortgage Association,
	4.000%, 5/1/42	1,424,578
86,217	Federal National Mortgage Association,
	4.000%, 5/1/42	81,762
78,143	Federal National Mortgage Association,
	4.000%, 6/1/42	73,263
74,009	Federal National Mortgage Association,
	4.000%, 7/1/42	70,184
2,630,314	Federal National Mortgage Association,
	4.000%, 8/1/42	2,519,291

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
96,988	Federal National Mortgage Association,
	4.000%, 10/1/42	$ 92,447
839,793	Federal National Mortgage Association,
	4.000%, 8/1/43	798,191
536,003	Federal National Mortgage Association,
	4.000%, 11/1/43	510,367
696,211	Federal National Mortgage Association,
	4.000%, 2/1/44	660,187
50,806	Federal National Mortgage Association,
	4.000%, 6/1/44	47,656
220,765	Federal National Mortgage Association,
	4.000%, 10/1/44	206,703
20,369	Federal National Mortgage Association,
	4.000%, 6/1/45	19,251
118,116	Federal National Mortgage Association,
	4.000%, 7/1/45	112,231
1,557,619	Federal National Mortgage Association,
	4.000%, 4/1/47	1,470,854
1,454,508	Federal National Mortgage Association,
	4.000%, 4/1/47	1,378,924
562,717	Federal National Mortgage Association,
	4.000%, 6/1/47	533,226
240,385	Federal National Mortgage Association,
	4.000%, 6/1/47	226,460
1,050,989	Federal National Mortgage Association,
	4.000%, 7/1/47	991,456
44,103	Federal National Mortgage Association,
	4.000%, 6/1/48	41,553
81,313	Federal National Mortgage Association,
	4.000%, 8/1/48	76,180
399,676	Federal National Mortgage Association,
	4.000%, 8/1/48	376,452
41,771	Federal National Mortgage Association,
	4.000%, 8/1/48	39,511
52,808	Federal National Mortgage Association,
	4.000%, 6/1/49	49,656
13,906	Federal National Mortgage Association,
	4.000%, 9/1/49	13,137
41,138	Federal National Mortgage Association,
	4.000%, 5/1/50	38,323
177,476	Federal National Mortgage Association,
	4.000%, 7/1/50	165,631
66,702	Federal National Mortgage Association,
	4.000%, 10/1/50	62,120

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 67

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
119,417	Federal National Mortgage Association,
	4.000%, 11/1/50	$ 111,457
1,017,558	Federal National Mortgage Association,
	4.000%, 11/1/50	950,643
465,730	Federal National Mortgage Association,
	4.000%, 12/1/50	434,305
40,349	Federal National Mortgage Association,
	4.000%, 1/1/51	37,691
10,510	Federal National Mortgage Association,
	4.000%, 1/1/51	9,835
235,187	Federal National Mortgage Association,
	4.000%, 1/1/51	219,084
103,958	Federal National Mortgage Association,
	4.000%, 2/1/51	97,199
292,868	Federal National Mortgage Association,
	4.000%, 2/1/51	272,955
339,637	Federal National Mortgage Association,
	4.000%, 4/1/51	316,614
30,738	Federal National Mortgage Association,
	4.000%, 5/1/51	28,758
789,091	Federal National Mortgage Association,
	4.000%, 6/1/51	734,494
161,769	Federal National Mortgage Association,
	4.000%, 7/1/51	151,592
858,113	Federal National Mortgage Association,
	4.000%, 7/1/51	798,996
2,042,336	Federal National Mortgage Association,
	4.000%, 7/1/51	1,900,359
99,108	Federal National Mortgage Association,
	4.000%, 8/1/51	92,178
2,781,688	Federal National Mortgage Association,
	4.000%, 8/1/51	2,587,069
73,198	Federal National Mortgage Association,
	4.000%, 9/1/51	68,125
38,014	Federal National Mortgage Association,
	4.000%, 10/1/51	35,361
144,449	Federal National Mortgage Association,
	4.000%, 6/1/52	134,285
210,185	Federal National Mortgage Association,
	4.000%, 6/1/52	195,675
251,961	Federal National Mortgage Association,
	4.000%, 6/1/52	234,145
396,019	Federal National Mortgage Association,
	4.000%, 7/1/52	368,875

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
41,169	Federal National Mortgage Association,
	4.000%, 7/1/56	$ 38,803
73,092	Federal National Mortgage Association,
	4.000%, 1/1/57	68,631
1,192,277	Federal National Mortgage Association,
	4.500%, 11/1/40	1,165,038
3,428,422	Federal National Mortgage Association,
	4.500%, 12/1/40	3,359,035
142,548	Federal National Mortgage Association,
	4.500%, 3/1/41	138,549
3,529	Federal National Mortgage Association,
	4.500%, 4/1/41	3,458
1,799,821	Federal National Mortgage Association,
	4.500%, 5/1/41	1,763,249
735,037	Federal National Mortgage Association,
	4.500%, 7/1/41	720,151
2,537,890	Federal National Mortgage Association,
	4.500%, 8/1/41	2,479,986
286,441	Federal National Mortgage Association,
	4.500%, 9/1/41	279,894
34,695	Federal National Mortgage Association,
	4.500%, 3/1/43	33,990
1,018,977	Federal National Mortgage Association,
	4.500%, 9/1/43	998,287
3,861,325	Federal National Mortgage Association,
	4.500%, 9/1/43	3,784,349
2,646,121	Federal National Mortgage Association,
	4.500%, 1/1/44	2,592,481
1,140,223	Federal National Mortgage Association,
	4.500%, 3/1/44	1,122,196
10,328,242	Federal National Mortgage Association,
	4.500%, 7/1/44	10,118,469
232,876	Federal National Mortgage Association,
	4.500%, 1/1/47	224,093
1,494,283	Federal National Mortgage Association,
	4.500%, 8/1/47	1,451,522
21,775,218	Federal National Mortgage Association,
	4.500%, 6/1/52	20,802,765
7,116,377	Federal National Mortgage Association,
	4.500%, 8/1/52	6,798,569
965,099	Federal National Mortgage Association,
	5.000%, 6/1/35	972,646
287,623	Federal National Mortgage Association,
	5.000%, 7/1/35	289,874

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 69

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
684,783	Federal National Mortgage Association,
	5.000%, 7/1/35	$ 690,153
313,048	Federal National Mortgage Association,
	5.000%, 8/1/35	315,491
104,159	Federal National Mortgage Association,
	5.000%, 5/1/38	104,980
354,883	Federal National Mortgage Association,
	5.000%, 1/1/39	352,449
217,035	Federal National Mortgage Association,	218,730
	5.000%, 7/1/39
221,835	Federal National Mortgage Association,
	5.000%, 7/1/39	223,583
23,276	Federal National Mortgage Association,
	5.000%, 7/1/39	22,701
601,809	Federal National Mortgage Association,
	5.000%, 6/1/40	606,573
65,347	Federal National Mortgage Association,
	5.000%, 6/1/40	65,862
406,611	Federal National Mortgage Association,
	5.000%, 7/1/40	406,696
209,563	Federal National Mortgage Association,
	5.000%, 10/1/40	211,208
101,065	Federal National Mortgage Association,
	5.000%, 5/1/41	100,872
100,468	Federal National Mortgage Association,
	5.000%, 7/1/41	101,253
125,669	Federal National Mortgage Association,
	5.000%, 12/1/41	123,046
2,221,859	Federal National Mortgage Association,
	5.000%, 9/1/43	2,216,466
7,241,948	Federal National Mortgage Association,
	5.000%, 11/1/44	7,298,974
1,960,373	Federal National Mortgage Association,
	5.000%, 6/1/52	1,938,831
4,990,586	Federal National Mortgage Association,
	5.000%, 8/1/52	4,873,289
65,954,646	Federal National Mortgage Association,
	5.000%, 8/1/52	64,317,836
91,300,000	Federal National Mortgage Association,
	5.000%, 10/1/52	89,034,096
5,211	Federal National Mortgage Association,
	5.500%, 5/1/33	5,194
3,482	Federal National Mortgage Association,
	5.500%, 6/1/33	3,482

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
15,778	Federal National Mortgage Association,
	5.500%, 7/1/33	$ 16,161
28,836	Federal National Mortgage Association,
	5.500%, 4/1/34	29,265
4,679	Federal National Mortgage Association,
	5.500%, 10/1/35	4,810
49,266	Federal National Mortgage Association,
	5.500%, 12/1/35	50,275
21,393	Federal National Mortgage Association,
	5.500%, 3/1/36	21,554
423	Federal National Mortgage Association,
	6.000%, 3/1/32	445
714	Federal National Mortgage Association,
	6.000%, 10/1/32	750
2,918	Federal National Mortgage Association,
	6.000%, 11/1/32	2,969
18,005	Federal National Mortgage Association,
	6.000%, 12/1/32	18,367
3,288	Federal National Mortgage Association,
	6.000%, 1/1/33	3,454
1,703	Federal National Mortgage Association,
	6.000%, 3/1/33	1,789
9,741	Federal National Mortgage Association,
	6.000%, 5/1/33	9,909
26,561	Federal National Mortgage Association,
	6.000%, 12/1/33	27,904
21,458	Federal National Mortgage Association,
	6.000%, 1/1/34	22,543
103,220	Federal National Mortgage Association,
	6.000%, 6/1/37	107,573
37,861	Federal National Mortgage Association,
	6.000%, 12/1/37	39,779
67,458	Federal National Mortgage Association,
	6.000%, 4/1/38	70,960
14,278	Federal National Mortgage Association,
	6.000%, 7/1/38	14,517
95	Federal National Mortgage Association,
	6.500%, 4/1/29	98
305	Federal National Mortgage Association,
	6.500%, 5/1/31	315
106	Federal National Mortgage Association,
	6.500%, 6/1/31	110
226	Federal National Mortgage Association,
	6.500%, 2/1/32	233

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 71

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,594	Federal National Mortgage Association,
	6.500%, 3/1/32	$ 1,643
702	Federal National Mortgage Association,
	6.500%, 8/1/32	725
229	Federal National Mortgage Association,
	7.000%, 5/1/28	234
118	Federal National Mortgage Association,
	7.000%, 2/1/29	121
247	Federal National Mortgage Association,	247
	7.000%, 7/1/31
183	Federal National Mortgage Association,
	7.500%, 1/1/28	185
20,000,000	Government National Mortgage Association,
	3.000%, 10/20/52 (TBA)	17,672,656
22,000,000	Government National Mortgage Association,
	5.000%, 10/20/52 (TBA)	21,530,893
456,949	Government National Mortgage Association I,
	3.500%, 10/15/42	425,867
2,019	Government National Mortgage Association I,
	4.000%, 3/15/39	1,948
3,264	Government National Mortgage Association I,
	4.000%, 4/15/39	3,112
2,972	Government National Mortgage Association I,
	4.000%, 4/15/39	2,854
4,580	Government National Mortgage Association I,
	4.000%, 7/15/39	4,363
3,739	Government National Mortgage Association I,
	4.000%, 1/15/40	3,560
63,752	Government National Mortgage Association I,
	4.000%, 4/15/40	61,014
103,406	Government National Mortgage Association I,
	4.000%, 7/15/40	98,497
73,783	Government National Mortgage Association I,
	4.000%, 8/15/40	70,649
37,918	Government National Mortgage Association I,
	4.000%, 8/15/40	36,102
18,975	Government National Mortgage Association I,
	4.000%, 9/15/40	18,160
23,078	Government National Mortgage Association I,
	4.000%, 10/15/40	22,222
6,857	Government National Mortgage Association I,
	4.000%, 10/15/40	6,563
3,106	Government National Mortgage Association I,
	4.000%, 10/15/40	2,970

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,331	Government National Mortgage Association I,
	4.000%, 11/15/40	$ 2,243
29,999	Government National Mortgage Association I,
	4.000%, 11/15/40	28,711
89,855	Government National Mortgage Association I,
	4.000%, 11/15/40	85,550
81,932	Government National Mortgage Association I,
	4.000%, 11/15/40	78,051
450,356	Government National Mortgage Association I,
	4.000%, 12/15/40	431,011
2,917	Government National Mortgage Association I,
	4.000%, 12/15/40	2,792
2,874	Government National Mortgage Association I,
	4.000%, 12/15/40	2,736
1,168	Government National Mortgage Association I,
	4.000%, 1/15/41	1,104
14,480	Government National Mortgage Association I,
	4.000%, 1/15/41	13,932
20,762	Government National Mortgage Association I,
	4.000%, 1/15/41	19,608
5,657	Government National Mortgage Association I,
	4.000%, 2/15/41	5,386
269,740	Government National Mortgage Association I,
	4.000%, 2/15/41	256,867
30,690	Government National Mortgage Association I,
	4.000%, 3/15/41	29,523
5,737	Government National Mortgage Association I,
	4.000%, 4/15/41	5,521
12,348	Government National Mortgage Association I,
	4.000%, 5/15/41	11,690
4,697	Government National Mortgage Association I,
	4.000%, 5/15/41	4,442
1,938	Government National Mortgage Association I,
	4.000%, 6/15/41	1,833
761	Government National Mortgage Association I,
	4.000%, 6/15/41	727
591,574	Government National Mortgage Association I,
	4.000%, 6/15/41	563,228
14,698	Government National Mortgage Association I,
	4.000%, 7/15/41	14,144
2,994	Government National Mortgage Association I,
	4.000%, 7/15/41	2,850
94,469	Government National Mortgage Association I,
	4.000%, 7/15/41	90,875

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 73

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
56,805	Government National Mortgage Association I,
	4.000%, 7/15/41	$ 54,087
3,040	Government National Mortgage Association I,
	4.000%, 7/15/41	2,885
31,085	Government National Mortgage Association I,
	4.000%, 7/15/41	29,595
3,579	Government National Mortgage Association I,
	4.000%, 8/15/41	3,397
37,625	Government National Mortgage Association I,
	4.000%, 8/15/41	35,833
2,924	Government National Mortgage Association I,
	4.000%, 8/15/41	2,784
26,150	Government National Mortgage Association I,
	4.000%, 9/15/41	24,777
4,671	Government National Mortgage Association I,
	4.000%, 9/15/41	4,493
13,358	Government National Mortgage Association I,
	4.000%, 9/15/41	12,850
5,851	Government National Mortgage Association I,
	4.000%, 9/15/41	5,553
479	Government National Mortgage Association I,
	4.000%, 9/15/41	456
192,264	Government National Mortgage Association I,
	4.000%, 9/15/41	184,095
117,533	Government National Mortgage Association I,
	4.000%, 9/15/41	112,100
2,773	Government National Mortgage Association I,
	4.000%, 9/15/41	2,670
3,586	Government National Mortgage Association I,
	4.000%, 10/15/41	3,404
1,826	Government National Mortgage Association I,
	4.000%, 10/15/41	1,738
5,800	Government National Mortgage Association I,
	4.000%, 10/15/41	5,505
6,001	Government National Mortgage Association I,
	4.000%, 10/15/41	5,694
3,926	Government National Mortgage Association I,
	4.000%, 10/15/41	3,759
4,133	Government National Mortgage Association I,
	4.000%, 11/15/41	3,975
85,484	Government National Mortgage Association I,
	4.000%, 11/15/41	80,839
5,930	Government National Mortgage Association I,
	4.000%, 11/15/41	5,675

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
12,173	Government National Mortgage Association I,
	4.000%, 12/15/41	$ 11,488
5,479	Government National Mortgage Association I,
	4.000%, 12/15/41	5,268
5,816	Government National Mortgage Association I,
	4.000%, 12/15/41	5,566
459,224	Government National Mortgage Association I,
	4.000%, 1/15/42	441,754
2,219	Government National Mortgage Association I,
	4.000%, 2/15/42	2,123
82,965	Government National Mortgage Association I,
	4.000%, 2/15/42	78,907
26,585	Government National Mortgage Association I,
	4.000%, 2/15/42	25,232
1,030	Government National Mortgage Association I,
	4.000%, 2/15/42	977
5,075	Government National Mortgage Association I,
	4.000%, 2/15/42	4,884
770,689	Government National Mortgage Association I,
	4.000%, 5/15/42	733,446
37,503	Government National Mortgage Association I,
	4.000%, 6/15/42	35,594
29,584	Government National Mortgage Association I,
	4.000%, 6/15/42	28,153
22,553	Government National Mortgage Association I,
	4.000%, 6/15/42	21,432
7,565	Government National Mortgage Association I,
	4.000%, 10/15/42	7,271
313,801	Government National Mortgage Association I,
	4.000%, 4/15/43	300,000
115,470	Government National Mortgage Association I,
	4.000%, 5/15/43	109,592
1,769	Government National Mortgage Association I,
	4.000%, 5/15/43	1,680
23,529	Government National Mortgage Association I,
	4.000%, 6/15/43	22,332
146,543	Government National Mortgage Association I,
	4.000%, 8/15/43	140,242
64,032	Government National Mortgage Association I,
	4.000%, 9/15/43	60,731
4,032	Government National Mortgage Association I,
	4.000%, 9/15/43	3,838
44,766	Government National Mortgage Association I,
	4.000%, 2/15/44	42,488

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 75

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
28,773	Government National Mortgage Association I,
	4.000%, 3/15/44	$ 27,701
763,838	Government National Mortgage Association I,
	4.000%, 3/15/44	730,995
1,140,687	Government National Mortgage Association I,
	4.000%, 3/15/44	1,092,000
33,788	Government National Mortgage Association I,
	4.000%, 3/15/44	32,251
33,512	Government National Mortgage Association I,
	4.000%, 3/15/44	31,716
247,633	Government National Mortgage Association I,
	4.000%, 3/15/44	236,739
310,482	Government National Mortgage Association I,
	4.000%, 4/15/44	294,704
190,785	Government National Mortgage Association I,
	4.000%, 4/15/44	181,072
2,818	Government National Mortgage Association I,
	4.000%, 4/15/44	2,680
36,006	Government National Mortgage Association I,
	4.000%, 4/15/44	34,174
72,174	Government National Mortgage Association I,
	4.000%, 5/15/44	68,250
318,194	Government National Mortgage Association I,
	4.000%, 8/15/44	301,993
14,090	Government National Mortgage Association I,
	4.000%, 8/15/44	13,282
334,530	Government National Mortgage Association I,
	4.000%, 8/15/44	320,146
95,732	Government National Mortgage Association I,
	4.000%, 8/15/44	91,047
15,995	Government National Mortgage Association I,
	4.000%, 8/15/44	15,147
1,014,160	Government National Mortgage Association I,
	4.000%, 9/15/44	971,041
69,020	Government National Mortgage Association I,
	4.000%, 9/15/44	65,269
215,326	Government National Mortgage Association I,
	4.000%, 9/15/44	204,223
2,766	Government National Mortgage Association I,
	4.000%, 9/15/44	2,635
120,755	Government National Mortgage Association I,
	4.000%, 9/15/44	114,142
118,203	Government National Mortgage Association I,
	4.000%, 9/15/44	113,004
516,037	Government National Mortgage Association I,
	4.000%, 9/15/44	488,051

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
59,648	Government National Mortgage Association I,
	4.000%, 9/15/44	$ 56,229
34,122	Government National Mortgage Association I,
	4.000%, 9/15/44	32,362
84,529	Government National Mortgage Association I,
	4.000%, 9/15/44	80,521
609,691	Government National Mortgage Association I,
	4.000%, 9/15/44	585,286
1,538,128	Government National Mortgage Association I,
	4.000%, 9/15/44	1,471,800
30,025	Government National Mortgage Association I,
	4.000%, 10/15/44	28,397
13,794	Government National Mortgage Association I,
	4.000%, 10/15/44	13,003
8,954	Government National Mortgage Association I,
	4.000%, 11/15/44	8,617
6,657	Government National Mortgage Association I,
	4.000%, 11/15/44	6,289
56,824	Government National Mortgage Association I,
	4.000%, 11/15/44	53,891
4,279	Government National Mortgage Association I,
	4.000%, 11/15/44	4,041
211,200	Government National Mortgage Association I,
	4.000%, 12/15/44	201,701
43,963	Government National Mortgage Association I,
	4.000%, 12/15/44	42,203
30,095	Government National Mortgage Association I,
	4.000%, 12/15/44	28,801
3,777	Government National Mortgage Association I,
	4.000%, 12/15/44	3,572
60,901	Government National Mortgage Association I,
	4.000%, 12/15/44	57,689
177,137	Government National Mortgage Association I,
	4.000%, 1/15/45	168,219
337,888	Government National Mortgage Association I,
	4.000%, 1/15/45	320,682
59,031	Government National Mortgage Association I,
	4.000%, 1/15/45	56,025
291,724	Government National Mortgage Association I,
	4.000%, 1/15/45	275,868
29,296	Government National Mortgage Association I,
	4.000%, 2/15/45	27,865
101,719	Government National Mortgage Association I,
	4.000%, 2/15/45	96,332
65,886	Government National Mortgage Association I,
	4.000%, 2/15/45	62,386

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 77

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
43,241	Government National Mortgage Association I,
	4.000%, 2/15/45	$ 41,040
134,628	Government National Mortgage Association I,
	4.000%, 2/15/45	127,772
56,103	Government National Mortgage Association I,
	4.000%, 2/15/45	52,887
114,065	Government National Mortgage Association I,
	4.000%, 4/15/45	108,264
61,549	Government National Mortgage Association I,
	4.000%, 5/15/45	59,233
15,940	Government National Mortgage Association I,
	4.000%, 7/15/45	15,170
71,664	Government National Mortgage Association I,
	4.000%, 9/15/45	68,266
56,715	Government National Mortgage Association I,
	4.500%, 9/15/33	55,616
55,718	Government National Mortgage Association I,
	4.500%, 10/15/33	54,418
30,862	Government National Mortgage Association I,
	4.500%, 4/15/35	29,968
514,763	Government National Mortgage Association I,
	4.500%, 3/15/38	506,216
192,950	Government National Mortgage Association I,
	4.500%, 1/15/40	190,114
267,968	Government National Mortgage Association I,
	4.500%, 6/15/40	263,987
93,015	Government National Mortgage Association I,
	4.500%, 9/15/40	91,719
477,294	Government National Mortgage Association I,
	4.500%, 11/15/40	470,775
592,783	Government National Mortgage Association I,
	4.500%, 6/15/41	583,427
108,336	Government National Mortgage Association I,
	4.500%, 6/15/41	105,774
175,499	Government National Mortgage Association I,
	4.500%, 7/15/41	172,581
252,620	Government National Mortgage Association I,
	4.500%, 8/15/41	245,568
160,764	Government National Mortgage Association I,
	5.000%, 9/15/33	162,718
50,592	Government National Mortgage Association I,
	5.125%, 10/15/38	50,291
34,285	Government National Mortgage Association I,
	5.500%, 7/15/33	35,690

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
53,744	Government National Mortgage Association I,
	5.500%, 1/15/34	$ 56,309
38,161	Government National Mortgage Association I,
	5.500%, 4/15/34	39,993
69,363	Government National Mortgage Association I,
	5.500%, 7/15/34	72,663
75,995	Government National Mortgage Association I,
	5.500%, 10/15/34	77,385
56,025	Government National Mortgage Association I,
	5.500%, 1/15/35	58,054
85,536	Government National Mortgage Association I,
	5.500%, 2/15/35	89,390
76,397	Government National Mortgage Association I,
	5.500%, 2/15/35	77,158
14,126	Government National Mortgage Association I,
	5.500%, 6/15/35	14,394
24,433	Government National Mortgage Association I,
	5.500%, 12/15/35	24,681
4	Government National Mortgage Association I,
	5.500%, 2/15/37	4
9,045	Government National Mortgage Association I,
	5.500%, 3/15/37	9,135
44,216	Government National Mortgage Association I,
	5.500%, 3/15/37	44,636
128,377	Government National Mortgage Association I,
	5.750%, 10/15/38	130,548
16,969	Government National Mortgage Association I,
	5.750%, 10/15/38	17,374
40,801	Government National Mortgage Association I,
	6.000%, 8/15/32	42,701
32,056	Government National Mortgage Association I,
	6.000%, 1/15/33	34,289
26,259	Government National Mortgage Association I,
	6.000%, 2/15/33	28,088
47,477	Government National Mortgage Association I,
	6.000%, 2/15/33	50,725
1,968	Government National Mortgage Association I,
	6.000%, 3/15/33	2,017
12,932	Government National Mortgage Association I,
	6.000%, 3/15/33	13,605
39,124	Government National Mortgage Association I,
	6.000%, 3/15/33	41,161
6,548	Government National Mortgage Association I,
	6.000%, 5/15/33	6,701
45,751	Government National Mortgage Association I,
	6.000%, 5/15/33	46,928

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 79

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
104,000	Government National Mortgage Association I,
	6.000%, 5/15/33	$ 106,741
25,819	Government National Mortgage Association I,
	6.000%, 6/15/33	27,377
57,132	Government National Mortgage Association I,
	6.000%, 6/15/33	59,852
62,022	Government National Mortgage Association I,
	6.000%, 7/15/33	65,145
23,928	Government National Mortgage Association I,
	6.000%, 7/15/33	24,604
16,314	Government National Mortgage Association I,
	6.000%, 9/15/33	16,700
4,034	Government National Mortgage Association I,
	6.000%, 9/15/33	4,129
61,542	Government National Mortgage Association I,
	6.000%, 11/15/33	63,085
15,588	Government National Mortgage Association I,
	6.000%, 1/15/34	16,504
130,681	Government National Mortgage Association I,
	6.000%, 10/15/37	139,085
149,563	Government National Mortgage Association I,
	6.000%, 7/15/38	161,204
3,910	Government National Mortgage Association I,
	6.500%, 1/15/29	4,041
451	Government National Mortgage Association I,
	6.500%, 5/15/29	467
467	Government National Mortgage Association I,
	6.500%, 10/15/31	482
983	Government National Mortgage Association I,
	6.500%, 10/15/31	1,043
99	Government National Mortgage Association I,
	6.500%, 12/15/31	102
986	Government National Mortgage Association I,
	6.500%, 2/15/32	1,022
408	Government National Mortgage Association I,
	6.500%, 3/15/32	422
2,714	Government National Mortgage Association I,
	6.500%, 5/15/32	2,900
2,188	Government National Mortgage Association I,
	6.500%, 6/15/32	2,261
2,437	Government National Mortgage Association I,
	6.500%, 7/15/32	2,519
1,248	Government National Mortgage Association I,
	6.500%, 7/15/32	1,290
1,415	Government National Mortgage Association I,
	6.500%, 8/15/32	1,462

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
11,809	Government National Mortgage Association I,
	6.500%, 8/15/32	$ 12,203
1,394	Government National Mortgage Association I,
	6.500%, 8/15/32	1,441
15,237	Government National Mortgage Association I,
	6.500%, 9/15/32	15,745
26,098	Government National Mortgage Association I,
	6.500%, 9/15/32	26,969
8,559	Government National Mortgage Association I,
	6.500%, 10/15/32	8,845
17,016	Government National Mortgage Association I,
	6.500%, 11/15/32	17,810
18,371	Government National Mortgage Association I,
	6.500%, 7/15/35	18,984
235	Government National Mortgage Association I,
	7.000%, 5/15/29	240
80	Government National Mortgage Association I,
	7.000%, 5/15/29	81
166	Government National Mortgage Association I,
	7.000%, 5/15/31	166
577,648	Government National Mortgage Association II,
	3.500%, 4/20/45	529,141
1,012,812	Government National Mortgage Association II,
	3.500%, 4/20/45	927,545
403,943	Government National Mortgage Association II,
	3.500%, 4/20/45	369,947
1,134,119	Government National Mortgage Association II,
	3.500%, 3/20/46	1,038,559
13,000,000	Government National Mortgage Association II,
	3.500%, 9/1/52	11,837,573
2,216,950	Government National Mortgage Association II,
	4.000%, 10/20/46	2,104,160
995,923	Government National Mortgage Association II,
	4.000%, 2/20/48	938,021
1,371,467	Government National Mortgage Association II,
	4.000%, 4/20/48	1,291,023
1,000,000	Government National Mortgage Association II,
	4.000%, 9/20/52	934,980
154,069	Government National Mortgage Association II,
	4.500%, 12/20/34	152,241
154,502	Government National Mortgage Association II,
	4.500%, 1/20/35	152,668
129,701	Government National Mortgage Association II,
	4.500%, 3/20/35	128,177
1,165,421	Government National Mortgage Association II,
	4.500%, 9/20/41	1,151,618

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 81

Schedule of Investments | 9/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,680,413	Government National Mortgage Association II,
	4.500%, 9/20/44	$ 1,668,834
723,331	Government National Mortgage Association II,
	4.500%, 10/20/44	716,656
1,428,162	Government National Mortgage Association II,
	4.500%, 11/20/44	1,415,698
12,000,000	Government National Mortgage Association II,
	4.500%, 9/20/52	11,500,544
40,231	Government National Mortgage Association II,
	5.500%, 3/20/34	42,031
1,862	Government National Mortgage Association II,
	5.500%, 10/20/37	1,865
15,712	Government National Mortgage Association II,
	6.000%, 5/20/32	16,400
59,500	Government National Mortgage Association II,
	6.000%, 10/20/33	63,015
67	Government National Mortgage Association II,
	6.500%, 1/20/28	69
1,352	Government National Mortgage Association II,
	7.000%, 1/20/29	1,397
80,000,000(f)	U.S. Treasury Bills, 10/4/22	79,994,630
50,000,000(f)	U.S. Treasury Bills, 10/18/22	49,947,261
50,000,000(f)	U.S. Treasury Bills, 10/25/22	49,922,580
130,000,000(f)	U.S. Treasury Bills, 11/8/22	129,647,862
90,000,000	U.S. Treasury Notes, 3.250%, 6/30/27	86,737,500
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,373,815,445)	$1,317,939,711

Shares
SHORT TERM INVESTMENTS — 0.1% of
Net Assets
Open-End Fund — 0.1%
1,488,094(o)	Dreyfus Government Cash Management,
	Institutional Shares, 2.75%	$ 1,488,094
$ 1,488,094
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,488,094)	$ 1,488,094

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED — 0.0%†
209,523(p)^	Desarrolladora	Bank of	MXN —	MXN 0.01(q)	10/23/22	$ —
	Homex SAB	New York
	de CV	Mellon Corp.
209,523(r)^	Desarrolladora	Bank of	MXN —	MXN 0.01(q)	10/23/22	$ —
	Homex SAB	New York
	de CV	Mellon Corp.
TOTAL OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED
	(Premiums paid $ 0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.2%
42,000,000	Put EUR	Bank of	EUR 645,437	EUR 1.15	10/19/22	$ 6,869,300
	Call USD	America NA
38,500,000	Put EUR	JPMorgan	EUR 644,691	EUR 0.99	1/23/23	1,137,761
	Call USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $ 1,290,128)				$ 8,007,061
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 1,290,128)				$ 8,007,061
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 107.8%
	(Cost $ 4,684,214,817)					$4,047,631,945
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0%)†
(42,000,000)	Call EUR	Bank of	EUR 645,437	EUR 1.20	10/19/22	$ —
	Put USD	America NA
(38,500,000)	Call EUR/	JPMorgan	EUR 644,691	EUR 1.06	1/23/23	$ (177,802)
	Put USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(1,290,128))					$ (177,802)
	OTHER ASSETS AND LIABILITIES — (7.8)%					$ (291,296,065)
	NET ASSETS — 100.0%					$3,756,158,078

(TBA) “To Be Announced” Securities.

BADLARPP Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.

bps Basis Points.

CMT Constant Maturity Treasury Index.

FREMF Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB Freddie Mac Multifamily Small Balance Certificates.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 83

Schedule of Investments | 9/30/22 (continued)

ICE Intercontinental Exchange.

LIBOR London Interbank Offered Rate.

REMICs Real Estate Mortgage Investment Conduits.

SOFR Secured Overnight Financing Rate.

SOFR30A Secured Overnight Financing Rate 30 Day Average.

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to $1,961,801,668, or 52.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2022. (b) Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2022.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2022.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Security is in default.
(i)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(j)	Consists of Revenue Bonds unless otherwise indicated.
(k)	Represents a General Obligation Bond.
(l)	ANR, Inc., warrants are exercisable into 1,880,020 shares. (m) Issued as participation notes.
(n)	Issued as preference shares.
(o)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.
(p)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(q)	Strike price is 1 Mexican Peso (MXN).
(r)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2021	9/29/2021	$1,800,000	$ 1,896,574
Adare Re 2022	12/30/2021	754,500	781,961
Ailsa Re 2022	6/30/2022	1,208,550	1,229,439
Alturas Re 2019-1	12/20/2018	2,201	10,065
Alturas Re 2019-2	12/19/2018	33,410	11,366
Alturas Re 2020-1B	1/1/2020	357,085	10,355
Alturas Re 2020-2	1/1/2020	360,465	76,419
Alturas Re 2020-3	7/1/2020	—	—
Alturas Re 2021-2	2/16/2021	137,935	—
Alturas Re 2021-3	8/16/2021	85,777	67,294
Alturas Re 2022-2	1/18/2022	2,106,552	1,761,288
Ballybunion Re 2020	12/31/2019	411,732	677,844
Ballybunion Re 2021-3	8/2/2021	71,590	152,314
Ballybunion Re 2022	3/9/2022	1,506,560	1,526,246
Ballybunion Re 2022-2	8/9/2022	3,000,000	3,031,742
Ballybunion Re 2022-3	8/5/2022	3,500,000	3,484,140
Ballylifin Re 2021	9/15/2021	595,235	249,400
Ballylifin Re 2022	7/15/2022	1,425,375	1,675,538
Bantry Re 2016	2/6/2019	241,800	120,000
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2020	2/4/2020	—	248,691
Bantry Re 2021	1/11/2021	567,131	510,961
Bantry Re 2022	2/2/2022	3,280,525	3,420,545
Berwick Re 2018-1	1/10/2018	2,033,862	1,076,339
Berwick Re 2019-1	12/31/2018	1,188,696	1,188,780
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2022	12/28/2021	3,500,000	3,625,801
Bonanza Re	12/15/2020	750,000	300,000
Bonanza Re	3/11/2022	250,000	2,500
Carnoustie Re 2020	7/16/2020	79,638	237,300
Carnoustie Re 2021	1/25/2021	46,580	65,899
Carnoustie Re 2022	1/20/2022	1,000,000	1,059,539
Celadon Re 2022	9/13/2022	1,431,846	1,553,517
Commonwealth Re	6/15/2022	750,000	746,100
Denning Re 2022	7/11/2022	1,465,241	1,474,841
Dingle Re 2020	2/13/2020	—	3,273
Easton Re Pte	12/15/2020	900,000	862,200
Eden Re II	1/22/2019	8,633	190,858
Eden Re II	12/23/2019	578,472	361,900
Eden Re II	1/25/2021	1,329,689	1,015,882
Eden Re II	1/21/2022	4,400,000	4,487,560
Flavescent Re 2022	7/26/2022	10,830,000	11,685,011
FloodSmart Re	2/9/2021	752,101	75,000
FloodSmart Re	2/16/2021	1,000,000	200,000
FloodSmart Re	2/14/2022	1,500,000	600,000
Formby Re 2018	7/9/2018	65,838	116,441
Four Lakes Re	11/5/2020	1,500,000	1,459,500
Four Lakes Re	11/5/2020	1,500,000	1,425,000
Four Lakes Re	12/15/2021	500,000	495,250

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 85

Schedule of Investments | 9/30/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Gamboge Re 2022	4/11/2022	$4,046,823	$ 4,266,426
Gleneagles Re 2018	12/27/2017	120,409	177,450
Gleneagles Re 2021	1/13/2021	300,732	277,857
Gleneagles Re 2022	1/18/2022	1,250,000	1,302,083
Gullane Re 2018	3/26/2018	—	169,487
Gullane Re 2022	2/14/2022	5,000,000	5,372,013
Harambee Re 2018	12/19/2017	63,696	—
Harambee Re 2019	12/20/2018	—	2,500
Harambee Re 2020	2/27/2020	—	47,700
Herbie Re	10/19/2020	500,000	425,000
Hypatia 2020-1	7/10/2020	1,000,000	980,000
Integrity Re	5/9/2022	500,000	25,000
International Bank for Reconstruction &
Development	2/28/2020	250,000	248,750
Isosceles Insurance, Ltd.	6/25/2021	1,500,000	1,477,500
Isosceles Re 2022	8/11/2022	1,637,377	1,726,375
Isosceles Re 2022-A	7/6/2022	1,212,048	1,240,375
Isosceles Re 2022-A	7/6/2022	965,688	992,400
Kilimanjaro III Re	6/15/2022	1,000,000	990,000
Limestone Re	6/20/2018	1,675	—
Limestone Re	12/15/2016	10,856	7
Limestone Re 2020-1	12/27/2019	5,100	13,056
Limestone Re 2020-1	12/15/2016	2,400	6,144
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	323,829	214,250
Long Point Re IV	5/13/2022	2,500,000	2,487,500
Lorenz Re 2019	7/10/2019	588,240	4,836
Matterhorn Re	11/24/2020	1,500,000	1,485,000
Matterhorn Re	11/24/2020	2,000,000	1,990,000
Matterhorn Re	12/15/2021	250,000	241,250
Matterhorn Re	3/10/2022	1,750,000	1,680,000
Matterhorn Re	3/10/2022	750,000	727,500
Merion Re 2018-2	12/28/2017	349,793	1,286,900
Merion Re 2021-2	12/28/2020	2,448,846	1,768,500
Merion Re 2022-1	1/25/2022	214,942	240,050
Merion Re 2022-2	3/1/2022	6,551,154	6,901,361
Mona Lisa Re	12/30/2019	500,000	493,000
Northshore Re II	12/2/2020	500,000	483,000
Northshore Re II	6/22/2022	500,000	493,000
Oakmont Re 2017	5/10/2017	—	36,750
Oakmont Re 2020	12/3/2020	54,766	216,659
Oakmont Re 2022	5/9/2022	3,173,054	3,378,700
Old Head Re 2022	1/6/2022	188,288	233,293
Pangaea Re 2016-2	5/31/2016	—	10,967
Pangaea Re 2018-1	12/26/2017	679,284	100,009
Pangaea Re 2018-3	5/31/2018	1,710,113	147,278
Pangaea Re 2019-1	1/9/2019	40,855	81,088
Pangaea Re 2019-3	7/25/2019	156,622	187,794

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Restricted Securities	Acquisition date	Cost	Value
Pangaea Re 2020-3	9/15/2020	$ —	$ 49,274
Pangaea Re 2022-1	1/11/2022	4,254,521	4,546,935
Pangaea Re 2022-3	6/15/2022	2,500,000	2,565,740
Phoenician Re	12/1/2021	750,000	713,250
Phoenix One Re	12/21/2020	1,000,000	1,115,900
Pine Valley Re 2022	1/12/2022	455,757	488,530
Port Royal Re 2022	6/3/2022	241,710	245,054
Portrush Re 2017	6/12/2017	1,687,366	935,880
Portsalon Re 2022	7/15/2022	323,453	347,634
Residential Reinsurance 2020	10/30/2020	1,500,000	1,470,000
Residential Reinsurance Re 2020	10/30/2020	1,250,000	1,212,500
Rosapenna Re 2022	8/26/2022	1,515,000	1,532,611
Sanders Re II	5/20/2020	250,000	225,000
Sanders Re II	3/1/2022	2,254,615	2,155,500
Sector Re V	1/1/2020	155,997	448,722
Sector Re V	4/23/2019	360,000	283,474
Sector Re V	5/1/2019	3,608	89,331
Sector Re V	12/4/2019	150,000	431,472
Sector Re V	4/29/2020	6,578	94,552
Sector Re V	12/21/2020	6,106	176,144
Sector Re V	5/21/2021	2,472	223,598
Sector Re V	5/21/2021	—	46,500
Sector Re V	1/5/2022	2,753,972	2,543,877
Sector Re V	5/19/2022	2,253,960	2,051,788
Sector Re V	5/19/2022	692,491	627,765
Shadow Creek Re 2021	8/31/2021	—	7,593
Streamsong Re 2022	6/9/2022	2,309,375	2,456,840
Sussex Re 2020-1	1/21/2020	—	5,415
Sussex Re 2020-1	12/7/2020	750,000	726,750
Sussex Re 2021-1	1/26/2021	98,048	94,000
Sutter Re	6/30/2022	745,048	737,250
Thopas Re 2019	12/21/2018	—	21,600
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	—
Thopas Re 2022	2/15/2022	3,000,000	2,967,900
Torricelli Re 2021	7/2/2021	—	259,907
Torricelli Re 2022	7/26/2022	3,000,000	2,720,400
Ursa Re II	10/8/2020	3,000,000	2,910,000
Vermillion Re 2022	2/22/2022	1,672,125	1,729,516
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	48,750	—
Viribus Re 2019	12/27/2018	—	25,915
Viribus Re 2020	3/12/2020	421,904	182,141
Viribus Re 2022	4/18/2022	2,500,000	2,550,000
Vitality Re X	2/3/2020	1,499,822	1,492,200
Vitality Re XI	1/31/2020	498,583	488,600

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 87

Schedule of Investments | 9/30/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Walton Health Re 2019	7/18/2019	$ 98,098	$ 165,117
Walton Health Re 2022	7/13/2022	1,667,000	1,772,233
White Heron Re 2021	6/9/2021	—	32,100
Woburn Re 2018	3/20/2018	574,975	62,781
Woburn Re 2019	1/30/2019	554,835	677,203
Total Restricted Securities			$146,722,028
% of Net assets			3.9%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	22,537,234	IDR	337,450,000,000	HSBC Bank	12/15/22	$ 573,668
				Canada NA
PLN	92,700,000	USD	19,147,702	Bank of	11/18/22	(591,912)
				America NA
SGD	30,750,000	USD	22,050,440	Bank of	12/2/22	(624,672)
				America NA
PLN	140,690,000	EUR	28,892,012	Bank of New	11/17/22	(244,523)
				York Mellon Corp.
AUD	31,850,000	NZD	36,293,680	Citibank NA	12/16/22	79,603
PEN	80,225,000	USD	20,561,550	Citibank NA	11/17/22	(547,496)
USD	35,320,378	MXN	717,205,000	Citibank NA	12/15/22	196,972
AUD	2,350,000	USD	1,532,717	Goldman	11/18/22	(28,520)
				Sachs & Co.
INR	1,791,850,000	USD	22,229,735	Goldman	10/27/22	(315,995)
				Sachs & Co.
USD	20,715,370	ZAR	368,630,000	Goldman	12/15/22	485,494
				Sachs & Co.
KRW	26,924,700,000	USD	20,202,667	HSBC Bank	12/7/22	(1,492,586)
				USA NA
NOK	183,950,000	EUR	17,849,380	HSBC Bank	10/7/22	(608,191)
				USA NA
ZAR	13,834,000	USD	774,887	HSBC Bank	12/15/22	(15,697)
				USA NA
AUD	65,815,000	USD	45,687,766	JPMorgan	11/18/22	(3,560,653)
				Chase Bank NA
EUR	9,857,500	USD	10,220,998	JPMorgan	10/27/22	(542,217)
				Chase Bank NA
NOK	194,615,000	USD	20,241,191	JPMorgan	11/2/22	(2,362,700)
				Chase Bank NA
USD	53,473,351	EUR	53,551,000	JPMorgan	11/18/22	810,500
				Chase Bank NA
USD	9,939,065	GBP	8,746,000	Morgan Stanley	12/15/22	162,603
				& Co., LLC
EUR	97,700,000	USD	100,830,288	State Street Bank 10/27/22		(4,901,610)
				& Trust Co.
USD	5,819,278	CAD	7,465,000	State Street Bank 11/10/22		415,400
				& Trust Co.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/22

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	68,983,895	EUR	69,200,000	State Street Bank	12/15/22	$ 761,548
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(12,350,984)

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
343	U.S. 2 Year	12/30/22	$ 71,588,466	$ 70,448,985	$ (1,139,481)
	Note (CBT)
393	U.S. 5 Year	12/30/22	42,727,416	42,250,569	(476,847)
	Note (CBT)
2,794	U.S. Ultra	12/20/22	415,160,865	382,778,000	(32,382,865)
	Bond (CBT)
			$ 529,476,747	$ 495,477,554	$ (33,999,193)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
650	Euro-Bund	12/8/22	$ (92,245,050)	$ (88,222,631)	$ 4,022,419
109	U.S. 10 Year	12/20/22	(12,792,241)	(12,214,813)	577,428
	Note (CBT)
479	U.S. 10 Year	12/20/22	(58,457,510)	(56,754,018)	1,703,492
	Ultra Bond (CBT)
600	U.S. Long	12/20/22	(81,523,458)	(75,843,750)	5,679,708
	Bond (CBT)
			$ (245,018,259)	$ (233,035,212)	$ 11,983,047
TOTAL FUTURES CONTRACTS			$ 284,458,488	$ 262,442,342	$(22,016,146)

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration Premiums		Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	Appreciation	Value
834,520,500	Markit CDX North	Pay	5.00%	6/20/27	$12,727,457	$5,450,003	$18,177,460
	America High Yield
	Index Series 38
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – BUY PROTECTION					$12,727,457	$5,450,003	$18,177,460

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 89

Schedule of Investments | 9/30/22 (continued)

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

		Obligation		Annual		Premiums	Unrealized
Notional		Reference/	Pay/	Fixed	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Counterparty	Index	Receive(3)	Rate	Date	(Received)	(Depreciation)	Value
7,280,000	JPMorgan	United	Receive	5.00%	12/20/25	$ (213,765)	$ (413,052)	$ (626,817)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
1,455,000	JPMorgan	United	Receive	5.00%	12/20/25	(45,394)	(79,883)	(125,277)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
2,425,000	JPMorgan	United	Receive	5.00%	12/20/25	(73,300)	(135,495)	(208,795)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
4,860,000	JPMorgan	United	Receive	5.00%	12/20/25	(165,790)	(252,662)	(418,452)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
2,000,000	JPMorgan	United .	Receive	5.00%	12/20/25	(81,829)	(90,374)	(172,203)
	Chase	Airlines
	Bank NA	Holdings,
		Inc
2,650,000	JPMorgan	Delta Air	Receive	5.00%	12/20/26	237,649	(231,914)	5,735
	Chase	Lines, Inc.
	Bank NA
5,633,000	JPMorgan	United	Receive	5.00%	6/22/27	(494,081)	(186,909)	(680,990)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
1,878,000	JPMorgan	United	Receive	5.00%	6/22/27	(187,707)	(39,329)	(227,036)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
2,449,000	JPMorgan	United	Receive	5.00%	6/22/27	(244,917)	(51,150)	(296,067)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION						$ (1,269,134)	$ (1,480,768) $	(2,749,902)
TOTAL SWAP CONTRACTS						$11,458,323	$ 3,969,235	$15,427,558

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS	— Argentine Peso
AUD	— Australia Dollar
CAD	— Canada Dollar
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— Korean Won
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PLN	— Poland Zloty
SGD	— Singapore Dollar
USD	— United States Dollar
UZS	— Uzbekistan Som
ZAR	— South Africa Rand

Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 188,765,849	$ 403,063,615
Other Long-Term Securities	$ 2,195,926,538	$ 1,679,126,535

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2022, the Fund engaged in purchases of $1,964,497 and sales of $11,588,308 pursuant to these procedures, which resulted in a net realized gain/(loss) of $3,796,375.

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,676,616,138 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 81,694,232
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(729,795,799)
Net unrealized depreciation	$(648,101,567)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 91

Schedule of Investments | 9/30/22 (continued)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund's investments:

Level 1		Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 40,157,505	$ —	$ 40,157,505
Common Stocks
Oil, Gas &
Consumable Fuels	2,453	1,434,821	—	1,437,274
Paper & Forest Products	—	—*	—	—*
Specialty Retail	—	—	137,204	137,204
All Other
Common Stocks	1,108,780	—	—	1,108,780
Asset Backed Securities	—	288,647,997	—	288,647,997
Collateralized Mortgage
Obligations	—	624,764,278	—	624,764,278
Commercial Mortgage-
Backed Securities	—	334,255,294	—	334,255,294
Convertible Corporate
Bonds	—	27,905,680	—	27,905,680
Corporate Bonds	—	1,014,843,880	—	1,014,843,880
Convertible Preferred
Stocks	82,526,277	—	—	82,526,277
Municipal Bonds	—	28,757,011	—	28,757,011
Right/Warrant	13,160	—	—	13,160
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	2,678,535	2,678,535
Multiperil – Massachusetts	—	—	3,051,914	3,051,914
Multiperil – U.S.	—	—	9,120,613	9,120,613
Multiperil – Worldwide	—	—	8,738,373	8,738,373
Windstorm – Florida	—	—	2,778,696	2,778,696
Windstorm - North Carolina	—	—	2,232,775	2,232,775
Windstorm – U.S	—	—	7,593	7,593
Windstorm – U.S. Multistate	—	—	32,100	32,100
Windstorm – U.S. Regional	—	—	5,109,609	5,109,609
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,459,438	1,459,438
Multiperil – Worldwide	—	—	62,670,477	62,670,477

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/22

	Level 1	Level 2	Level 3	Total
Industry Loss Warranties
Earthquakes - U.S.	$ —	$ —	$ 1,729,516	$ 1,729,516
Windstorm – U.S	—	—	1,924,938	1,924,938
Windstorm – U.S. Regional	—	—	14,141,851	14,141,851
All Other Insurance-
Linked Securities	—	31,045,600	—	31,045,600
Foreign Government Bonds	—	128,920,711	—	128,920,711
U.S. Government and
Agency Obligations	—	1,317,939,711	—	1,317,939,711
Open-End Fund	1,488,094	—	—	1,488,094
Over The Counter (OTC)
Call Options Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Options
Purchased	—	8,007,061	—	8,007,061
Total Investments
in Securities	$ 85,138,764	$3,846,679,549	$115,813,632	$4,047,631,945
Other Financial Instruments
Over The Counter (OTC)
Currency Call Option
Written	$ —	$ (177,802)	$ —	$ (177,802)
Net unrealized
depreciation on forward
foreign currency
exchange contracts	—	(12,350,984)	—	(12,350,984)
Net unrealized
depreciation on
futures contracts	(22,016,146)	—	—	(22,016,146)
Swap contracts, at value	—	15,427,558	—	15,427,558
Total Other
Financial Instruments	$(22,016,146)	$ 2,898,772	$ —	$ (19,117,374)
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 93

Schedule of Investments | 9/30/22 (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked	Rights/
	Stocks	Securities	Warrants	Total
Balance as of 9/30/21	$ 457,632	$100,460,847	$96,291	$101,014,770
Realized gain (loss)(1)	—	(5,476,720)	96,291	(5,380,429)
Change in unrealized
appreciation (depreciation)(2)	1,114,394	1,525,999	(96,291)	2,544,102
Return of capital	—	(43,887,452)	—	(43,887,452)
Purchases	—	96,340,413	—	96,340,413
Sales	—	(33,286,659)	(96,291)	(33,382,950)
Transfers in to Level 3*	—	—	—	—
Transfers out of Level 3*	(1,434,822)	—	—	(1,434,822)
Balance as of 9/30/22	$ 137,204	$115,676,428	$ —	$115,813,632

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended September 30, 2022, an investment having a value of $1,434,822 was transferred out of Level 3 to Level 2 as there were significant observable inputs available to determine its value. There were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at September 30, 2022:	$(462,141)

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Statement of Assets and Liabilities | 9/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,684,214,817)	$4,047,631,945
Cash	39,908,995
Foreign currencies, at value (cost $5,190,918)	4,525,404
Futures collateral	23,816,821
Options collateral	1,830,000
Swaps collateral	33,986,956
Collateral due from broker for TBA Securities	11,492,512
Variation margin for centrally cleared swap contracts	1,303,566
Swap contracts, at value (net premiums paid $11,458,323)	15,427,558
Receivables —
Investment securities sold	447,601,458
Fund shares sold	7,539,689
Dividends	125,008
Interest	29,642,694
Other assets	37,966
Total assets	$4,664,870,572
LIABILITIES:
Payables —
Investment securities purchased	$ 875,149,744
Fund shares repurchased	12,819,076
Distributions	1,828,504
Forwards collateral	257,000
Due to Adviser	42,292
Variation margin for futures contracts	4,650,390
Written options outstanding (net premiums received $1,290,128)	177,802
Net unrealized depreciation on forward foreign currency
exchange contracts	12,350,984
Reserve for repatriation taxes	121,011
Due to affiliates	361,185
Accrued expenses	954,506
Total liabilities	$ 908,712,494
NET ASSETS:
Paid-in capital	$4,463,550,119
Distributable earnings (loss)	(707,392,041)
Net assets	$3,756,158,078
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $637,355,724/70,422,537 shares)	$ 9.05
Class C (based on $73,111,519/8,261,171 shares)	$ 8.85
Class K (based on $403,112,375/44,454,060 shares)	$ 9.07
Class R (based on $62,624,344/6,797,734 shares)	$ 9.21
Class Y (based on $2,579,954,116/285,056,375 shares)	$ 9.05
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.05 net asset value per share/100%-4.50%
maximum sales charge)	$ 9.48

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 95

Statement of Operations

FOR THE YEAR ENDED 9/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign
taxes withheld $789,471)	$ 185,261,381
Dividends from unaffiliated issuers (net of foreign
taxes withheld $2,651)	8,362,671
Total Investment Income		$ 193,624,052
EXPENSES:
Management fees	$ 24,397,321
Administrative expenses	1,051,612
Transfer agent fees
Class A	1,201,083
Class C	50,825
Class K	3,121
Class R	188,844
Class Y	2,913,770
Distribution fees
Class A	1,898,473
Class C	936,747
Class R	384,548
Shareowner communications expense	250,088
Custodian fees	81,074
Registration fees	158,483
Professional fees	297,787
Printing expense	87,333
Pricing fees	28,192
Trustees' fees	224,380
Insurance expense	7,381
Miscellaneous	265,362
Total expenses		$ 34,426,424
Less fees waived and expenses reimbursed by the Adviser		(1,054,100)
Net expenses		$ 33,372,324
Net investment income		$ 160,251,728
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (121,650,237)
Forward foreign currency exchange contracts	10,973,293
Futures contracts	2,277,837
Swap contracts	34,183,396
Written option	635,487
Other assets and liabilities denominated in
foreign currencies	(35,435)	$ (73,615,659)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(466,448))	$ (715,311,526)
Forward foreign currency exchange contracts	(13,068,121)
Futures contracts	(28,782,239)
Swap contracts	37,897,415
Written options	876,384
Other assets and liabilities denominated in
foreign currencies	(908,543)	(719,296,630)
Net realized and unrealized gain (loss) on investments		$(792,912,289)
Net decrease in net assets resulting from operations		$(632,660,561)

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	9/30/22	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 160,251,728	$ 153,019,929
Net realized gain (loss) on investments	(73,615,659)	203,680,894
Change in net unrealized appreciation
(depreciation) on investments	(719,296,630)	1,233,616
Net increase (decrease) in net assets
resulting from operations	$ (632,660,561)	$ 357,934,439
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.65 and $0.40 per share, respectively)	$ (48,818,369)	$ (30,042,869)
Class C ($0.58 and $0.31 per share, respectively)	(5,812,988)	(3,819,157)
Class K ($0.69 and $0.45 per share, respectively)	(29,813,091)	(17,473,836)
Class R ($0.62 and $0.36 per share, respectively)	(4,713,046)	(3,154,062)
Class Y ($0.68 and $0.43 per share, respectively)	(195,193,873)	(115,935,153)
Tax return of capital
Class A ($0.17 and $— per share, respectively)	(12,417,661)	—
Class C ($0.17 and $— per share, respectively)	(1,478,618)	—
Class K ($0.17 and $— per share, respectively)	(7,583,393)	—
Class R ($0.17 and $— per share, respectively)	(1,198,832)	—
Class Y ($0.17 and $— per share, respectively)	(49,650,395)	—
Total distributions to shareowners	$ (356,680,266)	$ (170,425,077)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,349,108,740	$ 1,252,373,259
Reinvestment of distributions	297,228,295	141,146,069
Cost of shares repurchased	(1,633,660,142)	(1,248,166,526)
Net increase in net assets resulting from
Fund share transactions	$ 12,676,893	$ 145,352,802
Net increase (decrease) in net assets	$ (976,663,934)	$ 332,862,164
NET ASSETS:
Beginning of year	$ 4,732,822,012	$ 4,399,959,848
End of year	$ 3,756,158,078	$ 4,732,822,012

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 97

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/22	9/30/22	9/30/21	9/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,836,727	$ 101,540,735	15,734,474	$ 178,146,681
Reinvestment of distributions	4,860,254	51,146,801	2,199,892	24,922,612
Less shares repurchased	(19,459,588)	(198,638,745)	(16,076,390)	(181,901,606)
Net increase
(decrease)	(4,762,607)	$ (45,951,209)	1,857,976	$ 21,167,687
Class C
Shares sold	922,724	$ 9,348,912	1,381,370	$ 15,316,120
Reinvestment of distributions	645,184	6,672,398	316,836	3,506,210
Less shares repurchased	(3,432,736)	(34,352,899)	(8,967,163)	(99,262,767)
Net decrease	(1,864,828)	$ (18,331,589)	(7,268,957)	$ (80,440,437)
Class K
Shares sold	17,480,233	$ 179,760,809	16,029,442	$ 182,309,915
Reinvestment of distributions	3,259,335	34,220,532	1,393,552	15,806,486
Less shares repurchased	(17,088,122)	(171,949,324)	(14,571,104)	(164,783,637)
Net increase	3,651,446	$ 42,032,017	2,851,890	$ 33,332,764
Class R
Shares sold	970,206	$ 10,201,397	1,403,543	$ 16,144,689
Reinvestment of distributions	548,039	5,887,344	271,864	3,131,259
Less shares repurchased	(2,850,715)	(30,333,453)	(2,883,839)	(33,123,339)
Net decrease	(1,332,470)	$ (14,244,712)	(1,208,432)	$ (13,847,391)
Class Y
Shares sold	102,666,365	$ 1,048,256,887	75,931,285	$ 860,455,854
Reinvestment of distributions	18,980,365	199,301,220	8,281,184	93,779,502
Less shares repurchased	(118,209,634)	(1,198,385,721)	(68,157,839)	(769,095,177)
Net increase	3,437,096	$ 49,172,386	16,054,630	$ 185,140,179

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Class A
Net asset value, beginning of period	$ 11.38	$ 10.91	$ 10.89	$ 10.42	$ 10.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.35	$ 0.38	$ 0.36	$ 0.35
Net realized and unrealized gain (loss) on investments	(1.86)	0.52	(0.02)	0.42	(0.42)
Net increase (decrease) from investment operations	$ (1.51)	$ 0.87	$ 0.36	$ 0.78	$ (0.07)
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.40)	$ (0.34)	$ (0.27)	$ (0.31)
Net realized gain	(0.53)	—	—	—	—
Tax return of capital	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.82)	$ (0.40)	$ (0.34)	$ (0.31)	$ (0.33)
Net increase (decrease) in net asset value	$ (2.33)	$ 0.47	$ 0.02	$ 0.47	$ (0.40)
Net asset value, end of period	$ 9.05	$ 11.38	$ 10.91	$ 10.89	$ 10.42
Total return (b)	(14.12)%	8.04%	3.44%	7.64%	(0.67)%
Ratio of net expenses to average net assets	1.01%	1.06%	1.06%	1.10%	1.03%
Ratio of net investment income (loss) to average net assets	3.44%	3.12%	3.59%	3.39%	3.28%
Portfolio turnover rate	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$637,356	$855,856	$799,974	$803,174	$ 861,517
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03%	1.06%	1.06%	1.10%	1.03%
Net investment income (loss) to average net assets	3.42%	3.12%	3.59%	3.39%	3.28%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 99

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Class C
Net asset value, beginning of period	$ 11.14	$ 10.67	$ 10.66	$ 10.20	$ 10.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.27	$ 0.30	$ 0.28	$ 0.27
Net realized and unrealized gain (loss) on investments	(1.82)	0.51	(0.02)	0.42	(0.41)
Net increase (decrease) from investment operations	$ (1.54)	$ 0.78	$ 0.28	$ 0.70	$ (0.14)
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.31)	$ (0.27)	$ (0.20)	$ (0.23)
Net realized gain	(0.53)	—	—	—	—
Tax return of capital	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.75)	$ (0.31)	$ (0.27)	$ (0.24)	$ (0.25)
Net increase (decrease) in net asset value	$ (2.29)	$ 0.47	$ 0.01	$ 0.46	$ (0.39)
Net asset value, end of period	$ 8.85	$ 11.14	$ 10.67	$ 10.66	$ 10.20
Total return (b)	(14.69)%	7.37%	2.67%	6.96%	(1.30)%
Ratio of net expenses to average net assets	1.66%	1.73%	1.73%	1.74%	1.69%
Ratio of net investment income (loss) to average net assets	2.77%	2.49%	2.89%	2.75%	2.62%
Portfolio turnover rate	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$ 73,112	$112,804	$185,623	$311,801	$466,033
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.68%	1.73%	1.73%	1.74%	1.69%
Net investment income (loss) to average net assets	2.75%	2.49%	2.89%	2.75%	2.62%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Class K
Net asset value, beginning of period	$ 11.40	$ 10.92	$ 10.92	$ 10.44	$ 10.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.40	$ 0.40	$ 0.43	$ 0.41	$ 0.39
Net realized and unrealized gain (loss) on investments	(1.87)	0.53	(0.04)	0.43	(0.41)
Net increase (decrease) from investment operations	$ (1.47)	$ 0.93	$ 0.39	$ 0.84	$ (0.02)
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.45)	$ (0.39)	$ (0.32)	$ (0.36)
Net realized gain	(0.53)	—	—	—	—
Tax return of capital	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.86)	$ (0.45)	$ (0.39)	$ (0.36)	$ (0.38)
Net increase (decrease) in net asset value	$ (2.33)	$ 0.48	$ —	$ 0.48	$ (0.40)
Net asset value, end of period	$ 9.07	$ 11.40	$ 10.92	$ 10.92	$ 10.44
Total return (b)	(13.73)%	8.58%	3.73%	8.19%	(0.23)%
Ratio of net expenses to average net assets	0.59%	0.63%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets	3.88%	3.55%	4.02%	3.86%	3.70%
Portfolio turnover rate	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$403,112	$465,149	$414,610	$402,042	$379,474
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.61%	0.63%	0.62%	0.63%	0.62%
Net investment income (loss) to average net assets	3.86%	3.55%	4.02%	3.86%	3.70%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 101

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Class R
Net asset value, beginning of period	$ 11.58	$ 11.09	$ 11.08	$ 10.59	$ 11.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.33	$ 0.35	$ 0.33	$ 0.32
Net realized and unrealized gain (loss) on investments	(1.90)	0.52	(0.03)	0.44	(0.43)
Net increase (decrease) from investment operations	$ (1.58)	$ 0.85	$ 0.32	$ 0.77	$ (0.11)
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.36)	$ (0.31)	$ (0.24)	$ (0.28)
Net realized gain	(0.53)	—	—	—	—
Tax return of capital	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.79)	$ (0.36)	$ (0.31)	$ (0.28)	$ (0.30)
Net increase (decrease) in net asset value	$ (2.37)	$ 0.49	$ 0.01	$ 0.49	$ (0.41)
Net asset value, end of period	$ 9.21	$ 11.58	$ 11.09	$ 11.08	$ 10.59
Total return (b)	(14.46)%	7.77%	3.03%	7.43%	(1.02)%
Ratio of net expenses to average net assets	1.34%	1.37%	1.40%	1.39%	1.34%
Ratio of net investment income (loss) to average net assets	3.09%	2.83%	3.23%	3.10%	2.97%
Portfolio turnover rate	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$62,624	$ 94,136	$103,585	$131,214	$168,043
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%	1.37%	1.40%	1.39%	1.34%
Net investment income (loss) to average net assets	3.07%	2.83%	3.23%	3.10%	2.97%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Class Y
Net asset value, beginning of period	$ 11.38	$ 10.91	$ 10.90	$ 10.42	$ 10.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.39	$ 0.42	$ 0.40	$ 0.38
Net realized and unrealized gain (loss) on investments	(1.87)	0.51	(0.03)	0.42	(0.42)
Net increase (decrease) from investment operations	$ (1.48)	$ 0.90	$ 0.39	$ 0.82	$ (0.04)
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.43)	$ (0.38)	$ (0.30)	$ (0.34)
Net realized gain	(0.53)	—	—	—	—
Tax return of capital	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.85)	$ (0.43)	$ (0.38)	$ (0.34)	$ (0.36)
Net increase (decrease) in net asset value	$ (2.33)	$ 0.47	$ 0.01	$ 0.48	$ (0.40)
Net asset value, end of period	$ 9.05	$ 11.38	$ 10.91	$ 10.90	$ 10.42
Total return (b)	(13.85)%	8.37%	3.71%	8.09%	(0.34)%
Ratio of net expenses to average net assets	0.69%	0.74%	0.74%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets	3.77%	3.44%	3.91%	3.75%	3.60%
Portfolio turnover rate	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$2,579,954	$3,204,878	$2,896,168	$3,010,817	$3,208,774
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.71%	0.74%	0.74%	0.73%	0.72%
Net investment income (loss) to average net assets	3.75%	3.44%	3.91%	3.75%	3.60%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 103

Notes to Financial Statements | 9/30/22

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

104 Pioneer Strategic Income Fund | Annual Report | 9/30/22

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,

Pioneer Strategic Income Fund | Annual Report | 9/30/22 105

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more

106 Pioneer Strategic Income Fund | Annual Report | 9/30/22

brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2022, six securities were valued using fair value methods representing 0.04% of net assets. The value of these fair valued securities was $1,672,767.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 107

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,

108 Pioneer Strategic Income Fund | Annual Report | 9/30/22

to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2022, the Fund had accrued $121,011 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At September 30, 2022, the Fund deferred $4,978,103 of late-year ordinary losses and $21,799,232 of short-term and $30,684,635 of long-term Post-October losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending September 30, 2023.

At September 30, 2022, the Fund reclassified $433,731 to decrease distributable earnings and $433,731 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 109

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$175,648,822	$170,425,077
Long-term capital gains	108,702,546	—
Tax return of capital	72,328,898	—
Total	$356,680,266	$170,425,077

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:

2022
Distributable earnings/(losses):
Other book/tax temporary differences	$ (1,828,504)
Net unrealized depreciation	(648,101,567)
Qualified late year loss deferral	(57,461,970)
Total	$(707,392,041)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $34,500 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2022.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

110 Pioneer Strategic Income Fund | Annual Report | 9/30/22

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 111

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government

112 Pioneer Strategic Income Fund | Annual Report | 9/30/22

sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future

Pioneer Strategic Income Fund | Annual Report | 9/30/22 113

sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other

114 Pioneer Strategic Income Fund | Annual Report | 9/30/22

unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 115

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2022 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult

116 Pioneer Strategic Income Fund | Annual Report | 9/30/22

to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.	Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended September 30, 2022 was $3,104,638. Open purchased options at September 30, 2022 are listed in the Schedule of Investments.

K.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement

Pioneer Strategic Income Fund | Annual Report | 9/30/22 117

of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended September 30, 2022 was $(137,772). Open written options contracts at September 30, 2022 are listed in the Schedule of Investments.

L.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended September 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2022 was $398,610,500 and $370,973,144 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at September 30, 2022 are listed in the Schedule of Investments.

M.	Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

118 Pioneer Strategic Income Fund | Annual Report | 9/30/22

All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2022 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended September 30, 2022 was $(93,740,697). Open futures contracts outstanding at September 30, 2022 are listed in the Schedule of Investments.

N.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional

Pioneer Strategic Income Fund | Annual Report | 9/30/22 119

value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous

120 Pioneer Strategic Income Fund | Annual Report | 9/30/22

margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2022, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended September 30, 2022 was $111,747,139. Open credit default swap contracts at September 30, 2022 are listed in the Schedule of Investments.

O.	Total Return Swap Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2022 is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

The average market value of total return swap contracts open during the year ended September 30, 2022 was $28,584,271. There were no open total return swap contracts outstanding at September 30, 2022.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 121

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2022, the effective management fee (excluding waivers and/or reimbursements) was equivalent to 0.56% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.59% and 0.69% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through February 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2022 are reflected on the Statement of Operations

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $339,375 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2022, the Fund paid $224,380 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of

122 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$102,814
Class C	11,482
Class K	10,426
Class R	5,238
Class Y	120,128
Total	$250,088

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,810 in distribution fees payable to the Distributor at September 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

Pioneer Strategic Income Fund | Annual Report | 9/30/22 123

12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $14,608 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to

124 Pioneer Strategic Income Fund | Annual Report | 9/30/22

close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$ 6,869,300	$(1,216,584)	$ —	$ —	$5,652,716
Bank of New York
Mellon Corp.	—*	—	—	—	—*
Citibank NA	276,575	(276,575)	—	—	—
Goldman Sachs & Co.	485,494	(344,515)	—	—	140,979
HSBC Bank
Canada NA	573,668	—	—	—	573,668
HSBC Bank USA NA	—	—	—	—	—
JPMorgan Chase
Bank NA	1,953,996	(1,953,996)	—	—	—
Morgan Stanley
& Co., LLC	162,603	—	—	—	162,603
State Street
Bank & Trust Co.	1,176,948	(1,176,948)	—	—	—
Total	$11,498,584	$(4,968,618)	$ —	$ —	$6,529,966

Pioneer Strategic Income Fund | Annual Report | 9/30/22 125

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 1,216,584	$ (1,216,584)	$ —	$ —	$ —
Bank of New York
Mellon Corp.	244,523	—	—	—	244,523
Citibank NA	547,496	(276,575)	—	—	270,921
Goldman Sachs & Co.	344,515	(344,515)	—	—	—
HSBC Bank
Canada NA	—	—	—	—	—
HSBC Bank USA NA	2,116,474	—	—	—	2,116,474
JPMorgan Chase
Bank NA	9,399,009	(1,953,996)	—	—	7,445,013
Morgan Stanley
& Co., LLC	—	—	—	—	—
State Street
Bank & Trust Co.	4,901,610	(1,176,948)	—	—	3,724,662
Total	$18,770,211	$ (4,968,618)	$ —	$ —	$13,801,593

*	Includes securities that are valued at $0.
(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
126 Pioneer Strategic Income Fund | Annual Report | 9/30/22

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2022 was as follows:

Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ 8,007,061	$ —**	$ —
Swap contracts, at value	—	15,427,558	—	—	—
Total Value	$ —	$15,427,558	$ 8,007,061	$ —**	$ —
Liabilities
Variation margin for
futures contracts^	$4,650,390	$ —	$ —	$ —	$ —
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	12,350,984	—	—
Call options written	—	—	177,802	—	—
Total Value	$4,650,390	$ —	$ 12,528,786	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.
^	The fair value presented represents the cumulative unrealized appreciation (depreciation) on futures as reported in the table within the Schedule of Investments. In the Statement of Assets and Liabilities, only current days unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2022 was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Futures contracts	$2,277,837	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	10,973,293	—	—
Options purchased*	—	—	(635,487)	—	—
Options written	—	—	635,487	—	—
Swap contracts	—	34,183,396	—	—	—
Total Value	$2,277,837	$ 34,183,396	$10,973,293	$ —	$ —

Pioneer Strategic Income Fund | Annual Report | 9/30/22 127

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Change in Net
Unrealized Appreciation
(Depreciation) on
Futures contracts	$(28,782,239)	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	(13,068,121)	—	—
Options purchased**	—	—	6,672,124	—***	—
Options written	—	—	876,384	—	—
Swap contracts	—	37,897,415	—	—	—
Total Value	$(28,782,239)	$37,897,415	$ (5,519,613)	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Includes securities that are valued at $0.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of September 30, 2022, the Fund had no unfunded loan commitments outstanding.

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 129

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 29, 2022

130 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Additional Information (unaudited)

For the year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The Fund designated $108,702,546 as long-term capital gains distributions during the year ended September 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 58.64%.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 131

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Strategic Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

132 Pioneer Strategic Income Fund | Annual Report | 9/30/22

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

Pioneer Strategic Income Fund | Annual Report | 9/30/22 133

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some

134 Pioneer Strategic Income Fund | Annual Report | 9/30/22

instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 135

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

136 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

Pioneer Strategic Income Fund | Annual Report | 9/30/22 137

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

138 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 139

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

140 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master
	earlier retirement		Portfolio (oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Strategic Income Fund | Annual Report | 9/30/22 141

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	or earlier retirement	Asset/Liability Management Group, Federal Farm Funding Corporation
	or removal.	(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company) (2004 –
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

142 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 143

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President	(provider of web-based investment
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,	accounting software for reporting
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);	and reconciliation services)
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since	(September 2022 – present)
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment
management firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management (investment
management firm) (2005 – 2010); Director of Amundi Holdings US,
Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); Director of
Amundi Holdings US, Inc. (since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

144 Pioneer Strategic Income Fund | Annual Report | 9/30/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2021. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2021. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Heather L.	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Melito-Dezan (45)	the discretion of	September 2019; Private practice from 2017 – 2019.
Assistant Secretary	the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2021. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2021. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer Strategic Income Fund | Annual Report | 9/30/22 145

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2021. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021;
	the Board	Director of Regulatory Reporting of Amundi US from 2001 – 2021; and
Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2021. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director
Officer	of the Board	of Financial Security of Amundi US since July 2021; Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

146 Pioneer Strategic Income Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Strategic Income Fund | Annual Report | 9/30/22 147

This page was intentionally left blank.

148 Pioneer Strategic Income Fund | Annual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19437-16-1122

Pioneer Emerging Markets Equity Fund

Annual Report | September 30, 2022

A: PEMEX	C: PEMNX	Y: PEMSX

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the 12-month period ended September 30, 2022. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the 12-month period ended September 30, 2022?
A	Pioneer Emerging Markets Equity Fund’s Class A shares returned -26.28% at net asset value over the 12-month period ended September 30, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index[1], returned -28.11%. During the same period, the average return of the 804 mutual funds in Morningstar’s Diversified Emerging Markets Funds category was -28.59%.
Q	How would you describe the investment backdrop for investors in emerging markets equities during the 12-month period ended September 30, 2022?
A	Emerging markets equities suffered a large decline during the 12-month period. The asset class has tended to be very sensitive to the global interest-rate outlook, and that created a significant headwind at a time of aggressive tightening of monetary policies by the US Federal Reserve (Fed) and other central banks. The emerging markets also have tended to be highly responsive to global economic growth trends, which was a further challenge during the 12-month period, amid increasing expectations for a worldwide recession in 2023. Those factors, together
[1]	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

with Russia’s invasion of Ukraine and China’s continued lockdowns in response to COVID-19 outbreaks, caused the MSCI Emerging Markets Index (the MSCI Index) to finish September 2022 at close to its lowest level in more than two years. Weakness in emerging markets currencies exacerbated the losses for overseas investors.

Chinese stocks fell sharply during the 12-month period, which depressed headline returns given the country’s sizable weighting in the MSCI Index. Chinese equities struggled due to a combination of slowing economic growth, increased regulation of the technology sector within the country, and strict lockdowns resulting from the government’s “Zero-COVID” policy. Elsewhere in Asia, the technology-driven markets of South Korea and Taiwan traded lower during the period, in response to investors’ worries about slowing global economic growth and a downturn in the semiconductor cycle. Equities in Eastern Europe were also weak, due to the outsized economic impact of the Russia-Ukraine war on the region. On the other hand, equities in Brazil, Indonesia, Turkey, and oil-sensitive countries in the Middle East and Africa bucked the larger downtrend to post gains for the 12-month period. Meanwhile, stocks in Mexico and India, while losing ground in absolute terms, outpaced the MSCI Index.

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2022?
A	In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets. We view this as a critical step in our process, given the wide divergence in the economic fundamentals and return drivers for individual emerging markets countries. We then analyze the prospects for specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company ideas in the countries and sectors in which we wish to invest the portfolio’s assets.

During the 12-month period, country allocations within the portfolio made the largest positive contributions to the Fund’s relative performance. Overweights (versus the MSCI Index) to Brazil and the United Arab Emirates (UAE) aided the Fund’s relative returns for the period, as did underweights to China and Korea. The Fund’s cash position, while not a core aspect of our investments strategy, nonetheless helped relative results for the period, given the extent of the market’s decline. Conversely, the portfolio’s underweight to Thailand was the largest detractor from the Fund’s benchmark-relative performance at the country level.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 5

Stock selection results made a modest positive contribution to the Fund’s benchmark-relative performance during the period. Individual portfolio holdings that aided the Fund’s relative returns included Jardine Matheson Holdings, an industrial conglomerate based in Hong Kong, which was the leading positive contributor to relative performance at the individual security level for the 12-month period. Positions in Fertiglobe, a fertilizer company based in UAE, and Samsonite International (listed in Hong Kong), also aided the Fund’s benchmark-relative results.

On the negative side, the Fund’s positions in Russian stocks Sberbank of Russia and Lukoil, among others, weighed on benchmark-relative performance. The country’s market fell to essentially zero in February due to the situation in Ukraine and subsequent economic sanctions placed on Russia by the US and European countries, and then was removed from the MSCI Index altogether. Sberbank and Lukoil remained holdings in the portfolio as of period-end, but it should be noted that the Fund's ability to invest in and hold stocks of Russian companies could be further affected by current and possible future sanctions against Russia. In addition, a portfolio overweight position in Sea, a Singapore-based e-commerce company, detracted from the Fund’s relative performance, as the stock struggled due to investors’ broad-based concerns about China’s economy.

Finally, sector allocation results were a moderate detractor from the Fund’s benchmark-relative returns during the period. Portfolio underweights to Chinese financial stocks and the Indian utilities sector were moderate detractors from relative performance, and offset the benefits of the Fund’s underweight to Chinese health care stocks and overweight to Taiwan’s consumer staples sector.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2022?
A	We made modest use of currency-related derivative instruments during the period, seeking to hedge the Fund’s exposure to the Russian ruble in an effort to offset the downturn in the country’s financial markets.
Q	What are some of the notable current overweights and underweights at the country and sector levels within the Fund’s portfolio as of September 30, 2022?
A	Brazil, where we have seen attractive valuations for both stocks and the nation’s currency, was the Fund’s largest overweight versus the MSCI Index at the end of September. The Fund has overweight positions in some discounted cyclical stocks within the country, as well as positions in banks and some companies that we believe may benefit from positive

6 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

domestic consumption trends. Another notable country overweight in the portfolio is to UAE stocks, which we think offer reasonable valuations and a relative “safe haven” from concerns about inflation. In the UAE, we favor stocks of companies in the financial, real estate, and fertilizer industries. The Fund is also overweight to Indonesia. We expect the country’s proposed Omnibus law, aimed at making Indonesia more attractive for investors, could eventually pass, and while implementation of the related policies may take time, we believe the investment landscape there remains well supported in the meantime, due to the country’s solid fiscal position and low debt levels. Argentina, which has no representation in the MSCI Index, is another key portfolio overweight. We have low confidence in the nation’s economic policies, but we think next year’s election could signal the possibility of changes. We therefore see potential in some attractively valued companies in Argentina’s steel and oil sectors.

Taiwanese stocks represented the Fund’s largest country underweight versus the MSCI Index at the close of the 12-month period, due to what we view as unattractive valuations and the likelihood of ongoing weakness in the global technology sector. The Fund was also underweight versus the MSCI Index to China, Malaysia, Thailand, and South Korea as of September 30, 2022.

At the sector level, consumer discretionary, which we think offers a play on a potential recovery in China and a rebound in global consumption trends, post-COVID-19, represented the Fund’s largest overweight versus the benchmark as of period-end. However, we have been careful not to overpay in terms of valuations. The real estate sector represented the Fund’s only other benchmark-relative overweight at the end of the period. On the other hand, the largest portfolio underweights at period-end were to the information technology, health care, and energy sectors.

Q	How would you characterize investment conditions in the emerging markets as of September 30, 2022?
A	We believe emerging markets equities could offer a compelling longer-term investment opportunity in the wake of their poor performance over the past year. Assuming no additional major crises on the geopolitical front, we see three factors that could provide a positive underpinning for the asset class. First, we believe there is a large valuation gap between the emerging and developed markets. Second, in our view, the proactive tightening of monetary policies by most emerging markets central banks

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 7

in 2021 has limited the need for aggressive rate increases now. Third, it appears to us that the Chinese authorities have been focused on improving the growth trajectory of that nation’s economy.

We believe those dynamics could help limit the potential for continued underperformance by emerging markets equities relative to their developed peers. In the short term, however, we do think the likelihood of market volatility remains high, due to uncertainty related to inflation and the likely policy paths of most major central banks. With that said, from a longer-term standpoint, we believe a lack of major macroeconomic imbalances in the emerging markets could provide support for both economic growth and corporate profits.

Please refer to the Schedule of Investments on pages 17–26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

8 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 9

Portfolio Summary | 9/30/22

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Taiwan Semiconductor Manufacturing Co., Ltd.	5.38%
2.	Tencent Holdings, Ltd.	4.21
3.	Samsung Electronics Co., Ltd.	3.00
4.	Saudi National Bank	2.73
5.	Alibaba Group Holding, Ltd.	2.71
6.	Housing Development Finance Corp., Ltd.	1.94
7.	ICICI Bank, Ltd.	1.93
8.	Bank Central Asia Tbk PT	1.93
9.	Samsung Electronics Co., Ltd.	1.90
10.	Meituan	1.63

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	9/30/21
A	$9.41	$13.24
C	$9.35	$13.14
Y	$9.43	$13.27

Distributions per Share: 10/1/21–9/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3117	$ —	$0.1527
C	$0.2072	$ —	$0.1527
Y	$0.3458	$ —	$0.1527

Index Definitions

The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 11

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets
Period	(NAV)	(POP)	NR Index
Life-of-Class
(10/2/19)	-0.32%	-2.27%	-1.99%
1 year	-26.28	-30.53	-28.11

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
3.60%	1.30%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class A shares shown in the graph above is from the inception of Class A shares on 10/2/19 through 9/30/22. Index information shown in the graph above is from 10/31/19 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

			MSCI
			Emerging
	If	If	Markets NR
Period	Held	Redeemed	Index
Life-of-Class
(10/2/19)	-1.03%	-1.03%	-1.99%
1 year	-26.79	-27.50	-28.11

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
4.30%	2.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the Life-of-Class period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 10/2/19 through 9/30/22. Index information shown in the graph above is from 10/31/19 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 13

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	NR Index
Life-of-Class
(10/2/19)	-0.04%	-1.99%
1 year	-26.10	-28.11

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
3.29%	0.99%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 10/2/19 through 9/30/22. Index information shown in the graph above is from 10/31/19 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$800.20	$797.10	$801.20
(after expenses)
on 9/30/22
Expenses Paid	$5.82	$9.01	$4.47
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 2.00%, and 0.99% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,018.60	$1,015.04	$1,020.10
(after expenses)
on 9/30/22
Expenses Paid	$6.53	$10.10	$5.01
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 2.00%, and 0.99% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

16 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Schedule of Investments | 9/30/22

Shares			Value
		UNAFFILIATED ISSUERS — 98.4%
		COMMON STOCKS — 89.0% of Net Assets
		Automobiles — 1.5%
	56,000(a)+^#	Brilliance China Automotive Holdings, Ltd.	$ 7,134
	2,054	Eicher Motors, Ltd.	91,983
	28,000	Great Wall Motor Co., Ltd., Class H	31,974
	3,154(a)	NIO, Inc. (A.D.R.)	49,739
		Total Automobiles	$ 180,830
		Banks — 16.1%
	16,315	Abu Dhabi Commercial Bank PJSC	$ 40,019
	483,000	Agricultural Bank of China, Ltd., Class H	144,042
	9,816	Alinma Bank	93,983
	6,275	Axis Bank, Ltd.	55,966
	3,415	Banco Bradesco S.A. (A.D.R.)	12,567
	8,686	Banco do Brasil S.A.	62,025
	374,000	Bank Central Asia Tbk PT	208,781
	12,500	China Merchants Bank Co., Ltd., Class H	57,833
	146	Credicorp, Ltd.	17,929
	111,000	CTBC Financial Holding Co., Ltd.	69,048
	1,072	Erste Group Bank AG	23,476
	15,909	First Abu Dhabi Bank PJSC	77,316
	5,506	Grupo Financiero Banorte S.A.B de CV, Class O	35,355
	1,778	HDFC Bank, Ltd. (A.D.R.)	103,871
	9,977	ICICI Bank, Ltd. (A.D.R.)	209,218
	8,689	ICICI Bank, Ltd.	91,019
	22,439	Itau Unibanco Holding S.A. (A.D.R.)	116,009
	933	Komercni Banka AS	23,344
	4,669	Nedbank Group, Ltd.	51,182
	17,727	Saudi National Bank	295,946
	22,335(a)+^#	Sberbank of Russia PJSC	2,016
	2,373	Shinhan Financial Group Co., Ltd.	55,198
	8,027	State Bank of India	51,904
		Total Banks	$ 1,898,047
		Beverages — 2.3%
	3,420	Embotelladora Andina S.A. (A.D.R.)	$ 34,645
	489	Fomento Economico Mexicano S.A.B de CV (A.D.R.)	30,685
	3,833	Fomento Economico Mexicano S.A.B de CV	24,022
	213,200	Thai Beverage PCL	88,700
	10,000	Tsingtao Brewery Co., Ltd., Class H	94,576
		Total Beverages	$ 272,628
		Biotechnology — 0.4%
	2,900(a)	BeiGene, Ltd.	$ 29,823
	285(a)	Hugel, Inc.	20,135
		Total Biotechnology	$ 49,958

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 17

Schedule of Investments | 9/30/22 (continued)

Shares			Value
Building Products — 0.4%
	30,000	Xinyi Glass Holdings, Ltd.	$ 43,452
		Total Building Products	$ 43,452
Capital Markets — 0.4%
	12,400	B3 S.A. - Brasil Bolsa Balcao	$ 29,998
	3,028	Investec, Ltd.	11,923
		Total Capital Markets	$ 41,921
Chemicals — 2.9%
	85,419	Fertiglobe Plc	$ 132,683
	14,500	Hangzhou Oxygen Plant Group Co., Ltd., Class A	70,012
	210	LG Chem, Ltd.	77,821
	909	OCI NV	33,425
	24,700	PTT Global Chemical PCL	26,982
		Total Chemicals	$ 340,923
Commercial Services & Supplies — 0.3%
	89,000	China Everbright Environment Group, Ltd.	$ 36,886
		Total Commercial Services & Supplies	$ 36,886
Construction & Engineering — 1.1%
	5,734	Larsen & Toubro, Ltd.	$ 129,208
		Total Construction & Engineering	$ 129,208
Construction Materials — 0.5%
	2,618	Grasim Industries, Ltd.	$ 53,303
		Total Construction Materials	$ 53,303
Diversified Consumer Services — 1.3%
	34,000	China Education Group Holdings, Ltd.	$ 25,077
	44,900(a)	Cogna Educacao	24,471
	2,301(a)	New Oriental Education & Technology Group, Inc. (A.D.R.)	55,155
	16,300	YDUQS Participacoes S.A.	43,664
		Total Diversified Consumer Services	$ 148,367
Diversified Financial Services — 0.4%
	8,820	Chailease Holding Co., Ltd.	$ 50,180
		Total Diversified Financial Services	$ 50,180
Diversified Telecommunication Services — 0.6%
	241,400	Telkom Indonesia Persero Tbk PT	$ 70,319
		Total Diversified Telecommunication Services	$ 70,319
Electric Utilities — 0.4%
	500	CEZ AS	$ 17,141
	18,201	Enel Chile S.A. (A.D.R.)	25,117
		Total Electric Utilities	$ 42,258
Electrical Equipment — 0.3%
	8,700	Zhuzhou CRRC Times Electric Co., Ltd.	$ 36,485
		Total Electrical Equipment	$ 36,485

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Shares			Value
		Electronic Equipment, Instruments & Components — 0.9%
	14,000	Delta Electronics, Inc.	$ 111,257
		Total Electronic Equipment, Instruments & Components	$ 111,257
		Entertainment — 0.9%
	1,447	NetEase, Inc. (A.D.R.)	$ 109,393
		Total Entertainment	$ 109,393
		Food & Staples Retailing — 1.4%
	18,900	Atacadao S.A.	$ 67,726
	231	BGF retail Co., Ltd.	26,642
	3,481	Cia Brasileira de Distribuicao (A.D.R.)	12,323
	4,000	President Chain Store Corp.	35,478
	1,140	Sendas Distribuidora S.A. (A.D.R.)	18,388
		Total Food & Staples Retailing	$ 160,557
		Food Products — 2.6%
	2,925	Almarai Co. JSC	$ 41,242
	16,133	JBS S.A.	75,127
	44,000	Tingyi Cayman Islands Holding Corp.	75,312
	55,000	Uni-President Enterprises Corp.	115,885
		Total Food Products	$ 307,566
		Health Care Providers & Services — 0.7%
	977	Apollo Hospitals Enterprise, Ltd.	$ 52,302
	21,900	Hapvida Participacoes e Investimentos S/A (144A)	30,733
		Total Health Care Providers & Services	$ 83,035
		Hotels, Restaurants & Leisure — 2.4%
	7,100(a)	Alsea S.A.B de CV	$ 12,793
	1,905(a)	Kangwon Land, Inc.	31,140
	1,544(a)	MakeMyTrip, Ltd.	47,401
	3,504(a)	Trip.com Group, Ltd. (A.D.R.)	95,694
	2,045	Yum China Holdings, Inc.	96,790
		Total Hotels, Restaurants & Leisure	$ 283,818
		Household Durables — 1.2%
	1,661	Coway Co., Ltd.	$ 62,271
	7,500	Ez Tec Empreendimentos e Participacoes S.A.	29,531
	6,700	Midea Group Co., Ltd., Class A	46,555
		Total Household Durables	$ 138,357
		Independent Power and Renewable
		Electricity Producers — 0.7%
	68,000	China Longyuan Power Group Corp., Ltd., Class H	$ 85,035
		Total Independent Power and Renewable
		Electricity Producers	$ 85,035

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 19

Schedule of Investments | 9/30/22 (continued)

Shares			Value
		Industrial Conglomerates — 1.4%
	3,138	Bidvest Group, Ltd.	$ 34,053
	4,900	Jardine Cycle & Carriage, Ltd.	114,630
	400	LG Corp.	20,662
		Total Industrial Conglomerates	$ 169,345
		Insurance — 1.9%
	6,800	AIA Group, Ltd.	$ 56,457
	37,800	Caixa Seguridade Participacoes S/A	59,632
	582(a)	Co. for Cooperative Insurance	12,447
	8,414	ICICI Prudential Life Insurance Co., Ltd. (144A)	53,855
	28,514	Rand Merchant Investment Holdings, Ltd.	45,925
		Total Insurance	$ 228,316
		Interactive Media & Services — 4.3%
	340	NAVER Corp.	$ 45,314
	13,500	Tencent Holdings, Ltd.	455,922
		Total Interactive Media & Services	$ 501,236
		Internet & Direct Marketing Retail — 8.3%
	3,661(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 292,843
	6,700(a)	Alibaba Group Holding, Ltd.	67,207
	23,561	Americanas S.A.	74,164
	3,391(a)	Baozun, Inc. (A.D.R.)	21,296
	2,928	JD.com, Inc. (A.D.R.)	147,279
	2,564	JD.com, Inc., Class A	64,744
	8,400(a)	Meituan, Class B (144A)	176,056
	741	Naspers, Ltd., Class N	91,833
	747(a)	Pinduoduo, Inc. (A.D.R.)	46,747
		Total Internet & Direct Marketing Retail	$ 982,169
		IT Services — 2.1%
	6,086	HCL Technologies, Ltd.	$ 68,822
	4,422	Infosys, Ltd. (A.D.R.)	75,041
	3,678	Infosys, Ltd.	63,025
	2,935	Tech Mahindra, Ltd.	35,859
		Total IT Services	$ 242,747
		Leisure Products — 0.6%
	11,000	Giant Manufacturing Co., Ltd.	$ 70,587
		Total Leisure Products	$ 70,587
		Machinery — 1.4%
	49,971	Ashok Leyland, Ltd.	$ 93,057
	14,475	Iochpe Maxion S.A.	34,079
	31,000	Weichai Power Co., Ltd., Class H	29,341
	38,800	Zoomlion Heavy Industry Science and Technology Co.,
		Ltd., Class H	13,420
		Total Machinery	$ 169,897

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Shares			Value
		Media — 0.2%
	26,100	Grupo Televisa SAB	$ 28,252
		Total Media	$ 28,252
		Metals & Mining — 2.3%
	768	AngloGold Ashanti, Ltd.	$ 10,502
	15,654	Grupo Mexico S.A.B de CV, Class B	52,948
	14,777	Hindalco Industries, Ltd.	69,944
	4,435	Impala Platinum Holdings, Ltd.	41,152
	80+^#	MMC Norilsk Nickel PJSC	817
	3,912(a)	Saudi Arabian Mining Co.	72,251
	976	Ternium S.A. (A.D.R.)	26,733
	48,470(a)+^#	United Co. RUSAL International PJSC	1,330
		Total Metals & Mining	$ 275,677
		Multiline Retail — 0.3%
	11,246	Woolworths Holdings, Ltd.	$ 37,874
		Total Multiline Retail	$ 37,874
		Oil, Gas & Consumable Fuels — 1.4%
	25,600	AKR Corporindo Tbk PT	$ 2,265
	1,868	Cosan S.A. (A.D.R.)	24,060
	2,310(a)+^#	Gazprom PJSC	415
	14,254(a)+^#	Gazprom PJSC	2,559
	1,309+^#	LUKOIL PJSC	4,248
	7,600	Petroleo Brasileiro S.A.	46,606
	4,968	Saudi Arabian Oil Co. (144A)	47,295
	30+^#	Surgutneftegas PJSC	—
	4,275(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	40,270
		Total Oil, Gas & Consumable Fuels	$ 167,718
		Paper & Forest Products — 0.3%
	4,400	Suzano S.A.	$ 36,297
		Total Paper & Forest Products	$ 36,297
		Real Estate Management & Development — 4.8%
	101,723	Aldar Properties PJSC	$ 115,983
	81,800	Ayala Land, Inc.	31,694
	19,900	BR Malls Participacoes S.A.	34,788
	23,500	China Overseas Land & Investment, Ltd.	60,608
	28,000	China Resources Land, Ltd.	109,159
	9,167	DLF, Ltd.	39,815
	67,857	Emaar Properties PJSC	106,192
	34,000	Greentown Service Group Co., Ltd.	22,633
	15,000	Longfor Group Holdings, Ltd. (144A)	42,508
		Total Real Estate Management & Development	$ 563,380

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 21

Schedule of Investments | 9/30/22 (continued)

Shares			Value
		Semiconductors & Semiconductor Equipment — 6.8%
	1,000	Global Unichip Corp.	$ 18,279
	5,000	LandMark Optoelectronics Corp.	22,238
	2,000	MediaTek, Inc.	34,808
	1,617	SK Hynix, Inc.	92,781
	8,488	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	581,937
	48,000	Xinyi Solar Holdings, Ltd.	49,903
		Total Semiconductors & Semiconductor Equipment	$ 799,946
		Specialty Retail — 1.6%
	2,800	China Tourism Group Duty Free Corp., Ltd., Class A	$ 77,750
	67,500	China Yongda Automobiles Services Holdings, Ltd.	36,084
	14,015+^#	Detsky Mir PJSC	744
	1,016	United Electronics Co.	29,625
	13,800	Vibra Energia S.A.	44,130
		Total Specialty Retail	$ 188,333
		Technology Hardware, Storage & Peripherals — 3.1%
	8,839	Samsung Electronics Co., Ltd.	$ 324,775
	47	Samsung Electronics Co., Ltd. (G.D.R.)	42,607
		Total Technology Hardware, Storage & Peripherals	$ 367,382
		Textiles, Apparel & Luxury Goods — 3.9%
	8,265	Cie Financiere Richemont S.A.	$ 77,548
	2,401	Fila Holdings Corp.	51,993
	4,500	Li Ning Co., Ltd.	34,196
	68,400(a)	Samsonite International S.A. (144A)	164,175
	4,800	Shenzhou International Group Holdings, Ltd.	36,817
	90,500	Xtep International Holdings, Ltd.	95,832
		Total Textiles, Apparel & Luxury Goods	$ 460,561
		Thrifts & Mortgage Finance — 1.8%
	7,550	Housing Development Finance Corp., Ltd.	$ 210,243
		Total Thrifts & Mortgage Finance	$ 210,243
		Water Utilities — 0.3%
	3,785	Cia de Saneamento Basico do Estado de
		Sao Paulo (A.D.R.)	$ 34,481
		Total Water Utilities	$ 34,481
		Wireless Telecommunication Services — 2.5%
	12,715	Bharti Airtel, Ltd.	$ 124,186
	24,000	Far EasTone Telecommunications Co., Ltd.	54,617
	5,216	MTN Group, Ltd.	34,245
	1,825	SK Telecom Co., Ltd.	64,466
	1,283	TIM S.A. (A.D.R.)	14,344
		Total Wireless Telecommunication Services	$ 291,858
		TOTAL COMMON STOCKS
		(Cost $11,139,943)	$10,500,082

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Shares			Value
PREFERRED STOCK — 2.7% of Net Assets
Banks — 0.4%
	13,131(b)	Banco Bradesco S.A.	$ 48,295
	21,762(a)(b)+^#	Sberbank of Russia PJSC	1,890
		Total Banks	$ 50,185
Metals & Mining — 0.1%
	2,298(b)	Bradespar S.A.	$ 10,122
		Total Metals & Mining	$ 10,122
Oil, Gas & Consumable Fuels — 0.5%
	9,900(b)	Petroleo Brasileiro S.A.	$ 54,691
		Total Oil, Gas & Consumable Fuels	$ 54,691
Technology Hardware, Storage & Peripherals — 1.7%
	6,305(b)	Samsung Electronics Co., Ltd.	$ 205,155
		Total Technology Hardware, Storage & Peripherals	$ 205,155
TOTAL PREFERRED STOCK
		(Cost $422,808)	$ 320,153
SHORT TERM INVESTMENTS — 6.7% of
Net Assets
Open-End Fund — 6.7%
	785,251(c)	Dreyfus Government Cash Management, Institutional
		Shares, 2.75%	$ 785,251
$ 785,251
TOTAL SHORT TERM INVESTMENTS
		(Cost $785,251)	$ 785,251
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.4%
		(Cost $12,348,002)	$11,605,486
		OTHER ASSETS AND LIABILITIES — 1.6%	$ 181,534
		NET ASSETS — 100.0%	$11,787,020

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to
$514,622, or 4.4% of net assets.
(a)	Non-income producing security.
(b)	Issued as preference shares.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 23

Schedule of Investments | 9/30/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Brilliance China Automotive Holdings, Ltd.	11/29/2019	$54,379	$ 7,134
Detsky Mir PJSC	10/1/2019	20,368	744
Gazprom PJSC	10/1/2019	45,761	2,559
Gazprom PJSC	11/16/2020	5,453	415
LUKOIL PJSC	9/15/2020	96,414	4,248
MMC Norilsk Nickel PJSC	10/1/2019	20,493	817
Sberbank of Russia PJSC	9/15/2020	71,103	2,016
Sberbank of Russia PJSC	10/1/2019	67,204	1,890
Surgutneftegas PJSC	10/1/2019	17	—
United Co. RUSAL International PJSC	3/29/2021	30,782	1,330
Total Restricted Securities			$21,153
% of Net assets			0.2%

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

China	25.5%
India	15.9%
Taiwan	10.8%
South Korea	10.4%
Brazil	9.6%
Saudi Arabia	5.5%
United Arab Emirates	4.4%
South Africa	3.3%
Hong Kong	3.1%
Indonesia	2.6%
Mexico	2.1%
United States	1.8%
Thailand	1.1%
Singapore	1.0%
Other (individually less than 1%)	2.9%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2022, aggregated $5,814,015 and $6,331,134, respectively.

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $12,669,842 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,718,268
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,782,624)
Net unrealized depreciation	$(1,064,356)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$ 49,739	$ 123,957	$ 7,134	$ 180,830
Banks	556,974	1,339,057	2,016	1,898,047
Beverages	89,352	183,276	—	272,628
Biotechnology	—	49,958	—	49,958
Building Products	—	43,452	—	43,452
Capital Markets	29,998	11,923	—	41,921
Chemicals	26,982	313,941	—	340,923
Commercial Services & Supplies	—	36,886	—	36,886
Construction & Engineering	—	129,208	—	129,208
Construction Materials	—	53,303	—	53,303
Diversified Consumer Services	123,290	25,077	—	148,367
Diversified Financial Services	—	50,180	—	50,180
Diversified Telecommunication
Services	—	70,319	—	70,319
Electric Utilities	25,117	17,141	—	42,258
Electrical Equipment	—	36,485	—	36,485
Electronic Equipment,
Instruments & Components	—	111,257	—	111,257
Food & Staples Retailing	98,437	62,120	—	160,557
Food Products	75,127	232,439	—	307,566
Health Care Providers & Services	30,733	52,302	—	83,035
Hotels, Restaurants & Leisure	252,678	31,140	—	283,818
Household Durables	29,531	108,826	—	138,357
Independent Power and Renewable
Electricity Producers	—	85,035	—	85,035
Industrial Conglomerates	—	169,345	—	169,345
Insurance	59,632	168,684	—	228,316
Interactive Media & Services	—	501,236	—	501,236
Internet & Direct Marketing Retail	582,329	399,840	—	982,169
IT Services	75,041	167,706	—	242,747
Leisure Products	—	70,587	—	70,587
Machinery	34,079	135,818	—	169,897
Metals & Mining	79,681	193,849	2,147	275,677
Multiline Retail	—	37,874	—	37,874
Oil, Gas & Consumable Fuels	110,936	49,560	7,222	167,718
Real Estate Management &
Development	34,788	528,592	—	563,380

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 25

Schedule of Investments | 9/30/22 (continued)

	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor
Equipment	$ 581,937	$ 218,009	$ —	$ 799,946
Specialty Retail	44,130	143,459	744	188,333
Technology Hardware,
Storage & Peripherals	—	367,382	—	367,382
Textiles, Apparel & Luxury Goods	—	460,561	—	460,561
Thrifts & Mortgage Finance	—	210,243	—	210,243
Wireless Telecommunication
Services	14,344	277,514	—	291,858
All Other Common Stock	208,423	—	—	208,423
Preferred Stock
Banks	48,295	—	1,890	50,185
Technology Hardware,
Storage & Peripherals	—	205,155	—	205,155
All Other Preferred Stock	64,813	—	—	64,813
Open-End Fund	785,251	—	—	785,251
Total Investments in Securities	$4,111,637	$7,472,696	$21,153	$11,605,486

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Common	Preferred
	Stocks	Stock	Total
Balance as of 9/30/21	$ —	$ —	$ —
Realized gain (loss)(1)	(54,023)	(7,269)	(61,292)
Change in unrealized appreciation
(depreciation)(2)	(494,817)	(103,577)	(598,394)
Accrued discounts/premiums	—	—	—
Purchases	36,656	—	36,656
Sales	(226,551)	(17,198)	(243,749)
Transfers in to Level 3*	757,998	129,934	887,932
Transfers out of Level 3*	—	—	—
Balance as of 9/30/22	$ 19,263	$ 1,890	$ 21,153

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended September 30, 2022, securities with aggregate market value of $887,932 were transferred from Level 1 to Level 3 as there were no significant observable inputs available to determine its value, resulting from a decrease in market activity for the securities. There were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at September 30, 2022:	$(598,394)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Statement of Assets and Liabilities | 9/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $12,348,002)	$11,605,486
Foreign currencies, at value (cost $244,293)	231,378
Receivables —
Investment securities sold	54,320
Dividends	21,780
Interest	1,166
Due from the Adviser	2,477
Other assets	25,837
Total assets	$11,942,444
LIABILITIES:
Payables —
Investment securities purchased	$ 43,507
Trustees’ fees	2
Professional fees	44,620
Custodian fees	5,437
Printing fees	6,001
Reserve for repatriation taxes	50,456
Due to affiliates	4,598
Accrued expenses	803
Total liabilities	$ 155,424
NET ASSETS:
Paid-in capital	$12,926,390
Distributable earnings (loss)	(1,139,370)
Net assets	$11,787,020
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $4,132,836/439,267 shares)	$ 9.41
Class C (based on $3,275,245/350,410 shares)	$ 9.35
Class Y (based on $4,378,939/464,351 shares)	$ 9.43
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.41 net asset value per share/100%-5.75%
maximum sales charge)	$ 9.98

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 27

Statement of Operations

FOR THE YEAR ENDED 9/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $45,105)	$ 537,476
Interest from unaffiliated issuers	3,100
Total Investment Income		$ 540,576
EXPENSES:
Management fees	$ 117,467
Administrative expenses	18,912
Transfer agent fees
Class A	1,264
Class C	184
Class Y	45
Distribution fees
Class A	12,987
Class C	40,918
Shareowner communications expense	1,501
Custodian fees	27,154
Registration fees	50,190
Professional fees	91,699
Printing expense	32,932
Pricing fees	1,677
Trustees’ fees	7,976
Miscellaneous	5,732
Total expenses		$ 410,638
Less fees waived and expenses reimbursed by the Adviser		(208,485)
Net expenses		$ 202,153
Net investment income		$ 338,423
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(33,630))	$ (429,156)
Forward foreign currency exchange contracts	186,446
Other assets and liabilities denominated in
foreign currencies	(32,269)	$ (274,979)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(31,394))	$ (4,284,655)
Other assets and liabilities denominated in
foreign currencies	(12,890)	$ (4,297,545)
Net realized and unrealized gain (loss) on investments		$(4,572,524)
Net decrease in net assets resulting from operations		$(4,234,101)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	9/30/22	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 338,423	$ 153,958
Net realized gain (loss) on investments	(274,979)	748,890
Change in net unrealized appreciation (depreciation)
on investments	(4,297,545)	1,642,401
Net increase (decrease) in net assets resulting
from operations	$ (4,234,101)	$ 2,545,249
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.46 and $0.11 per share, respectively)	$ (202,398)	$ (44,319)
Class C ($0.36 and $0.05 per share, respectively)	(125,905)	(15,846)
Class Y ($0.50 and $0.16 per share, respectively)	(224,571)	(68,842)
Total distributions to shareowners	$ (552,874)	$ (129,007)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 285,574	$ 2,275,872
Reinvestment of distributions	552,834	129,007
Cost of shares repurchased	(818,187)	(1,080,825)
Net increase in net assets resulting from Fund
share transactions	$ 20,221	$ 1,324,054
Net increase (decrease) in net assets	$ (4,766,754)	$ 3,740,296
NET ASSETS:
Beginning of year	$16,553,774	$12,813,478
End of year	$11,787,020	$16,553,774

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 29

Statement of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/22	9/30/22	9/30/21	9/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,336	$ 239,458	140,157	$ 1,936,659
Reinvestment of
distributions	16,084	202,358	3,455	44,319
Less shares repurchased	(53,311)	(612,793)	(68,363)	(919,821)
Net increase
(decrease)	(17,891)	$(170,977)	75,249	$ 1,061,157
Class C
Shares sold	3,680	$ 43,560	23,982	$ 329,170
Reinvestment of
distributions	10,041	125,905	1,235	15,846
Less shares repurchased	(11,418)	(200,519)	(11,904)	(161,004)
Net increase
(decrease)	2,303	$ (31,054)	13,313	$ 184,012
Class Y
Shares sold	214	$ 2,556	684	$ 10,043
Reinvestment of
distributions	17,841	224,571	5,345	68,842
Less shares repurchased	(461)	(4,875)	—	—
Net increase	17,594	$ 222,252	6,029	$ 78,885

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Financial Highlights

	Year	Year
	Ended	Ended	10/2/19* to
	9/30/22	9/30/21	9/30/20
Class A
Net asset value, beginning of period	$ 13.24	$11.08	$10.00
Increase (decrease) from
investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.14	$ 0.07
Net realized and unrealized gain
(loss) on investments	(3.65)	2.13	1.07
Net increase (decrease) from
investment operations	$ (3.37)	$ 2.27	$ 1.14
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.11)	$ (0.06)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.46)	$ (0.11)	$ (0.06)
Net increase (decrease) in net
asset value	$ (3.83)	$ 2.16	$ (1.08)
Net asset value, end of period	$ 9.41	$13.24	$11.08
Total return (b)	(26.28)%	20.55%	11.43%(c)
Ratio of net expenses to average
net assets	1.29%	1.30%	1.28%(d)
Ratio of net investment income (loss) to
average net assets	2.37%	1.05%	0.72%(d)
Portfolio turnover rate	41%	37%	61%(c)
Net assets, end of period (in thousands)	$ 4,133	$6,053	$4,232
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	2.71%	3.60%	4.45%(d)
Net investment income (loss) to
average net assets	0.95%	(1.25)%	(2.45)%(d)

*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 31

Financial Highlights (continued)

	Year	Year
	Ended	Ended	10/2/19* to
	9/30/22	9/30/21	9/30/20
Class C
Net asset value, beginning of period	$ 13.14	$11.02	$10.00
Increase (decrease) from
investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.04	$ (0.00)(b)
Net realized and unrealized gain
(loss) on investments	(3.63)	2.13	1.06
Net increase (decrease) from
investment operations	$ (3.43)	$ 2.17	$ 1.06
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.05)	$ (0.04)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.36)	$ (0.05)	$ (0.04)
Net increase (decrease) in net asset value	$ (3.79)	$ 2.12	$ 1.02
Net asset value, end of period	$ 9.35	$13.14	$11.02
Total return (c)	(26.79)%	19.68%	10.66%(d)
Ratio of net expenses to average
net assets	2.00%	2.01%	2.01%(e)
Ratio of net investment income (loss) to
average net assets	1.70%	0.30%	(0.02)%(e)
Portfolio turnover rate	41%	37%	61%(d)
Net assets, end of period (in thousands)	$ 3,275	$4,574	$3,689
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	3.42%	4.30%	5.17%(e)
Net investment income (loss) to
average net assets	0.28%	(1.99)%	(3.18)%(e)

*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

	Year	Year
	Ended	Ended	10/2/19* to
	9/30/22	9/30/21	9/30/20
Class Y
Net asset value, beginning of period	$ 13.27	$11.10	$10.00
Increase (decrease) from
investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.18	$ 0.10
Net realized and unrealized gain
(loss) on investments	(3.66)	2.15	1.07
Net increase (decrease) from
investment operations	$ (3.34)	$ 2.33	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.16)	$ (0.07)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.50)	$ (0.16)	$ (0.07)
Net increase (decrease) in net asset value	$ (3.84)	$ 2.17	$ 1.10
Net asset value, end of period	$ 9.43	$13.27	$11.10
Total return (b)	(26.10)%	21.00%	11.72%(c)
Ratio of net expenses to average
net assets	0.99%	0.99%	0.99%(d)
Ratio of net investment income (loss) to
average net assets	2.70%	1.30%	0.99%(d)
Portfolio turnover rate	41%	37%	61%(c)
Net assets, end of period (in thousands)	$ 4,379	$5,927	$4,893
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	2.41%	3.29%	4.16%(d)
Net investment income (loss) to
average net assets	1.28%	(1.00)%	(2.18)%(d)
*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 33

Notes to Financial Statements | 9/30/22

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

34 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 35

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser’s (the valuation designee’s) valuation procedures.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

36 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

At September 30, 2022, nine securities were valued using fair value methods representing 0.12% of net assets. The value of these fair valued securities was $14,019.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 37

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of September 30, 2022, the Fund had accrued $50,456 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2022, the Fund reclassified $32,917 to increase distributable earnings and $32,917 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At September 30, 2022, the Fund was permitted to carry forward indefinitely $385,621 of short-term losses, which may be subject to limitations imposed by the Internal Revenue Code.

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$430,964	$129,007
Long-term capital gains	121,910	—
Total	$552,874	$129,007

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 310,607
Capital loss carryforward	(385,621)
Net unrealized depreciation	(1,064,356)
Total	$(1,139,370)

38 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $444 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 39

from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing

40 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy and also limit investment opportunities for the Fund. The Chinese economy also could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 41

well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency.

42 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended September 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2022, was $0 and $23,014 for buys and sells, respectively. There were no open forward foreign currency exchange contracts outstanding at September 30, 2022.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the year ended September 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 43

of Assets and Liabilities is $4,239 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2022, the Fund paid $7,976 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$1,275
Class C	173
Class Y	53
Total	$1,501

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25%

44 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $359 in distribution fees payable to the Distributor at September 30, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2022, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Emerging Markets Equity Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

46 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 29, 2022

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 47

Additional Information (unaudited)

For the year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The Fund designated $121,910 as long-term capital gains distributions during the year ended September 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

48 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Emerging Markets Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 49

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

50 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 51

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

52 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 53

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

54 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 55

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

56 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2019.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 57

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2019.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master
	earlier retirement		Portfolio (oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

58 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2019.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	or earlier retirement	Asset/Liability Management Group, Federal Farm Funding Corporation
	or removal.	(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2019.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company) (2004 –
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 59

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2019.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

60 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2019.	Director, CEO and President of Amundi US, Inc. (investment	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President	(provider of web-based investment
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,	accounting software for reporting
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);	and reconciliation services)
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since	(September 2022 – present)
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment
management firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management (investment
management firm) (2005 – 2010); Director of Amundi Holdings US,
Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2019.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); Director of
Amundi Holdings US, Inc. (since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 61

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2019. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2019. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Heather L.	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Melito-Dezan (45)	the discretion of	September 2019; Private practice from 2017 – 2019.
Assistant Secretary	the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2019. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2019. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

62 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021;
	the Board	Director of Regulatory Reporting of Amundi US from 2001 – 2021; and
Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2019. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director
Officer	of the Board	of Financial Security of Amundi US since July 2021; Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 63

This page was intentionally left blank.

64 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 65

This page was intentionally left blank.

66 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22 67

This page was intentionally left blank.

68 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32311-02-1122

Pioneer Global Sustainable Growth Fund

Annual Report | September 30, 2022

A: SUGAX	C: SUGCX	Y: SUGYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the 12-month period ended September 30, 2022, and the performance of Pioneer Global Sustainable Growth Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended September 30, 2022?
A	Pioneer Global Sustainable Growth Fund’s Class A shares returned -20.12% at net asset value during the 12-month period ended September 30, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Growth Index[1], returned -27.48%. During the same 12-month period, the average return of the 367 mutual funds in Morningstar’s World Large-Stock Growth category was -31.08%.
Q	How would you describe the investment backdrop during the 12-month period ended September 30, 2022?
A	Returns for global equities in aggregate were well into negative territory for the 12-month period, as shifts from accommodative to tighter monetary policies by many central banks, including the US Federal Reserve (Fed), and heightened geopolitical uncertainty weighed on the global economic outlook and served to dampen investors’ appetites for riskier assets, including equities.
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Entering the reporting period, equities were in the latter stages of a protracted rally stemming from the combination of robust economic growth and rising corporate earnings. After performing well through mid-November 2021, equity markets experienced a brief stretch of weakness following the emergence of the Omicron variant of COVID-19 and the Fed’s announcement that it was set to adopt tighter monetary policies. Stocks quickly recovered from that initial spate of bad news and climbed higher moving into year-end. As 2022 began, however, the outlook for higher interest rates started to weigh on the more growth-oriented sectors of the market and supported a shift in performance leadership towards value stocks.

As the first quarter of 2022 progressed, geopolitical developments began to have a negative effect on market sentiment. Russia’s late-February invasion of Ukraine exacerbated existing concerns surrounding supply chain disruptions, even as China’s government raised the risks to global economic growth by imposing strict lockdowns in major cities as part of its “Zero-COVID” policy. Energy prices, which had already been on the rise since late 2021, spiked in the wake of sanctions levied against Russia by the United States and certain European countries, further fueling inflationary pressures. As a result, the market began to factor in more rapid tightening of monetary policy on the part of the Fed.

US consumer price inflation would post year-over-year increases of at least 7.5% in each of the first eight months of 2022, peaking at 9.1% in June. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned over inflation, the Fed’s response, and economic growth, returns for riskier assets turned deeply negative.

The Fed had already begun increasing the upper bound of the federal funds rate target range at its March 2022 meeting, moving the range to 0.25%–0.50%, and then continued to raise the federal funds target range aggressively between May and September, bringing it to 3.00%–3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted – with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 5

In that environment, growth stocks, as measured by the MSCI ACWI Growth Index, the Fund’s benchmark, returned -27.48% for the 12-month period, significantly underperforming value stocks, as measured by the MSCI ACWI Value Index, which returned -13.97%.

Q	Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A	The Fund’s primary investment objective is to seek long-term capital growth. The Fund seeks to hold a portfolio of what we believe to be stocks of quality growth-oriented companies globally, across any market capitalization. The Fund’s portfolio managers adhere to an ESG mandate.

In managing the Fund, we seek to invest the portfolio mainly in shares of companies located around the world that we feel have above-average potential for earnings and revenue growth as well as sustainable business models. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria. Amundi US believes that ESG-related information helps us gain a more complete understanding of a company and its business.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2022?
A	Stock selection results within the communication services, health care, and industrials sectors drove the Fund’s benchmark-relative outperformance during the 12-month period. Sector allocations had no material effect on the Fund’s relative returns for the period.

At the individual stock level, positive contributors to the Fund’s relative performance for the period included a position in Germany-based Hensoldt, within the industrials sector. Hensoldt develops sensor

6 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

technologies and other electronics for the defense and aerospace sectors. The stock price slumped in mid-August, as a French subsidiary of the company was the target of a serious cyberattack, which affected its data centers. However, despite the temporary setback, Hensoldt eventually benefited from the German government’s announcement of plans to increase defense spending. We have retained the Fund’s position, given the company’s huge order backlog and even larger project pipeline, which we believe could support future earnings.

Another position that aided the Fund’s relative performance was insurer Progressive, which posted strong earnings driven by its repricing initiatives and expense-control measures. The defensive nature of the company’s business also provided the stock price a measure of stability during a relatively weak period in the equity markets. We have a positive view of Progressive’s longer-term outlook, as auto policies have continued to renew at higher rates to compensate for increased claim costs over the past year.

Our investment focus has led us to avoid taking a position in Meta, the parent of Facebook, within the communication services sector. Lack of portfolio exposure to the stock proved additive to the Fund’s benchmark-relative performance during the period, as Meta’s share price declined sharply on fears of a pullback in online advertising driven by recession fears.

On the downside, detractors from the Fund’s relative performance for the 12-month period included a position in Chinese e-commerce giant Alibaba. The company, like many Chinese counterparts, came under heavy pressure during the period as the Chinese authorities have continued to impose sporadic lockdowns due to the government’s aforementioned “Zero-COVID” policy, which has severely disrupted economic activity. Meanwhile, in late July, the US SEC added Alibaba to a growing list of Chinese stocks at risk of possible delisting because of Beijing’s refusal to permit American officials to review their auditors’ work. Alibaba has since responded that it would continue to comply with applicable laws and regulations, and strive to maintain its listing status. Fundamentally, Alibaba is, in our view, attractively valued, and has strong market positioning. In addition, from a global perspective, the shares have traded much less expensively than Alibaba’s e-commerce peers. We remain optimistic on the company’s growth potential, and continue to hold the stock in the portfolio.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 7

Another detractor from the Fund’s relative returns during the 12-month period was a position in Associated British Foods, a UK-based diversified international food, ingredients, and apparel retail company. British Food’s shares slumped during the period as the company’s budget-apparel retail segment has faced continued challenges in passing on rapidly rising costs (due to inflation) to customers. However, the company has remained profitable, particularly in its retail business (Primark), and has continued to make substantial dividend** payouts. With inflation expected to ease in 2023, we remain positive on British Food’s earnings growth outlook, and have retained the Fund’s position.

Finally, while the Fund has had a large position in consumer electronics and online services company Apple, the portfolio was nonetheless underweight to the stock, given Apple’s outsized representation within the MSCI ACWI Growth Index as well as our belief that the shares are not as attractively valued as those of some other companies within the information technology sector. The underweight position weighed on the Fund’s relative performance over the 12-month period, as Apple continued to take smartphone market share and grow its services business.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2022?
A	Global economic growth has been slowing as various central banks have continued to raise interest rates to address inflation. With respect to the US, the market so far appears to believe the Fed will be able to bring inflation under control, while avoiding a spike in unemployment as well as a deep recession.

The significant year-to-date decline in equities has derived primarily from a contraction in valuations as a multiple of earnings (price-to-earnings multiples), the result of rising interest rates and the newfound availability of higher returns for investments considered less risky than stocks. We think market multiples could be more stable going forward, and so corporate earnings will be the key to the market’s direction and the performance of growth stocks relative to value stocks, in our view.

** Dividends are not guaranteed.

8 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

In the second quarter, a number of companies reported margin pressures, despite strong revenue growth. We view this as a typical development at this stage of an inflationary breakout. We believe downgrades to future earnings could spur continued volatility and downside risk for equities until there are signs that the Fed is ready to pause its policy tightening. In addition, events in Ukraine and China’s COVID-19 containment efforts continue to be sources of uncertainty affecting the outlook for global economic growth and corporate earnings.

From a positioning perspective, the portfolio is overweight versus the benchmark to the financials, health care, and consumer staples sectors. Our view is that profitability for financial companies, particularly banks, may increase as net-interest margins potentially benefit from higher interest rates. Furthermore, we have found what we believe to be attractive valuations in select consumer staples and health care names.

Our expectations are for slower economic growth; and, as such, we have increased the Fund’s weighting to what we view as more stable and less-cyclical sectors. Conversely, the Fund is underweight to the information technology and communication services sectors, where we believe earnings and valuations could face challenges presented by both higher interest rates and inflation.

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 9

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Portfolio Summary | 9/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Apple, Inc.	4.59%
2.	Alphabet, Inc.	4.41
3.	Microsoft Corp.	2.96
4.	Progressive Corp.	2.94
5.	PepsiCo., Inc.	2.89
6.	RELX Plc	2.86
7.	Eli Lilly & Co.	2.71
8.	Thermo Fisher Scientific, Inc.	2.64
9.	Hilton Worldwide Holdings, Inc.	2.49
10.	Telkom Indonesia Persero Tbk PT	2.45

* Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 11

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	9/30/21
A	$7.86	$9.84
C	$7.76	$9.81
Y	$7.87	$9.85

Distributions per Share: 10/1/21–9/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
Y	$0.0079	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Growth NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.

12 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns
(As of September 30, 2022)
			MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Growth
Period	(NAV)	(POP)	NR Index
Life-of-Class
(5/10/21)*	-15.80%	-19.29%	-18.43%
1 year	-20.12	-24.71	-27.48

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
12.69%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class A shares shown in the table and graph above is from the inception of Class A shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 13

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns
(As of September 30, 2022)

			MSCI All
			Country
			World
	If	If	Growth
Period	Held	Redeemed	NR Index
Life-of-Class
(5/10/21)*	-16.57%	-16.57%	-18.43%
1 year	-20.90	-21.69	-27.48

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.63%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class C shares shown in the table and graph above is from the inception of Class C shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns
(As of September 30, 2022)
		MSCI All
	Net	Country
	Asset	World
	Value	Growth
Period	(NAV)	NR Index
Life-of-Class
(5/10/21)*	-15.68%	-18.43%
1 year	-20.04	-27.48

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
12.64%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class Y shares shown in the table and graph above is from the inception of Class Y shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$794.70	$791.00	$794.90
(after expenses)
on 9/30/22
Expenses Paid	$4.50	$7.81	$3.15
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.74%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

16 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,020.05	$1,016.34	$1,021.56
(after expenses)
on 9/30/22
Expenses Paid	$5.06	$8.80	$3.55
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.74%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 17

Schedule of Investments | 9/30/22

Shares			Value
UNAFFILIATED ISSUERS — 101.8%
COMMON STOCKS — 93.2% of Net Assets
Aerospace & Defense — 1.8%
	1,540	Hensoldt AG	$ 30,931
		Total Aerospace & Defense	$ 30,931
Beverages — 2.7%
	289	PepsiCo., Inc.	$ 47,182
		Total Beverages	$ 47,182
Capital Markets — 6.2%
	498	Charles Schwab Corp.	$ 35,792
	593	Euronext NV (144A)	37,524
	392	Intercontinental Exchange, Inc.	35,417
		Total Capital Markets	$ 108,733
Communications Equipment — 1.7%
	132	Motorola Solutions, Inc.	$ 29,564
		Total Communications Equipment	$ 29,564
Diversified Telecommunication Services — 2.3%
	137,700	Telkom Indonesia Persero Tbk PT	$ 40,112
		Total Diversified Telecommunication Services	$ 40,112
Electrical Equipment — 0.3%
	35(a)	Generac Holdings, Inc.	$ 6,235
		Total Electrical Equipment	$ 6,235
Electronic Equipment, Instruments & Components — 3.5%
	384	Amphenol Corp., Class A	$ 25,713
	231	CDW Corp.	36,054
		Total Electronic Equipment, Instruments & Components	$ 61,767
Energy Equipment & Services — 1.7%
	1,423	Baker Hughes Co.	$ 29,826
		Total Energy Equipment & Services	$ 29,826
Entertainment — 1.9%
	290	Electronic Arts, Inc.	$ 33,556
		Total Entertainment	$ 33,556
Food & Staples Retailing — 2.1%
	900	Seven & i Holdings Co., Ltd.	$ 36,152
		Total Food & Staples Retailing	$ 36,152
Food Products — 1.8%
	2,240	Associated British Foods Plc	$ 31,229
		Total Food Products	$ 31,229

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Shares			Value
Health Care Equipment & Supplies — 3.8%
	342(a)	Edwards Lifesciences Corp.	$ 28,259
	400	Hoya Corp.	38,458
		Total Health Care Equipment & Supplies	$ 66,717
Health Care Providers & Services — 2.9%
	497	Cardinal Health, Inc.	$ 33,140
	40	Elevance Health, Inc.	18,170
		Total Health Care Providers & Services	$ 51,310
Hotels, Restaurants & Leisure — 2.3%
	337	Hilton Worldwide Holdings, Inc.	$ 40,649
		Total Hotels, Restaurants & Leisure	$ 40,649
Household Durables — 2.2%
	600	Sony Group Corp.	$ 38,617
		Total Household Durables	$ 38,617
Household Products — 2.2%
	594	Reckitt Benckiser Group Plc	$ 39,258
		Total Household Products	$ 39,258
Insurance — 4.3%
	5,500	Ping An Insurance Group Co. of China, Ltd., Class H	$ 27,348
	413	Progressive Corp.	47,995
		Total Insurance	$ 75,343
Interactive Media & Services — 5.1%
	750(a)	Alphabet, Inc., Class C	$ 72,113
	500	Tencent Holdings, Ltd.	16,886
		Total Interactive Media & Services	$ 88,999
Internet & Direct Marketing Retail — 4.0%
	3,700(a)	Alibaba Group Holding, Ltd.	$ 37,114
	292(a)	Amazon.com, Inc.	32,996
		Total Internet & Direct Marketing Retail	$ 70,110
IT Services — 6.9%
	356(a)	Amadeus IT Group S.A.	$ 16,479
	262	Cognizant Technology Solutions Corp., Class A	15,049
	316	International Business Machines Corp.	37,544
	114	Mastercard, Inc., Class A	32,415
	2,074(a)	TDCX, Inc. (A.D.R.)	19,433
		Total IT Services	$ 120,920
Life Sciences Tools & Services — 2.4%
	85	Thermo Fisher Scientific, Inc.	$ 43,111
		Total Life Sciences Tools & Services	$ 43,111

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 19

Schedule of Investments | 9/30/22 (continued)

Shares			Value
		Pharmaceuticals — 6.4%
	300	Eisai Co., Ltd.	$ 16,092
	137	Eli Lilly & Co.	44,299
	153	Johnson & Johnson	24,994
	621	Pfizer, Inc.	27,175
		Total Pharmaceuticals	$ 112,560
		Professional Services — 2.7%
	1,912	RELX Plc	$ 46,677
		Total Professional Services	$ 46,677
		Semiconductors & Semiconductor Equipment — 6.2%
	342(a)	Advanced Micro Devices, Inc.	$ 21,669
	45	ASML Holding NV	18,666
	259	QUALCOMM, Inc.	29,262
	517	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	35,446
	100	Ulvac, Inc.	3,557
		Total Semiconductors & Semiconductor Equipment	$ 108,600
		Software — 5.7%
	208	Microsoft Corp.	$ 48,443
	528	Oracle Corp.	32,245
	130(a)	Salesforce, Inc.	18,699
		Total Software	$ 99,387
		Specialty Retail — 1.4%
	392	TJX Cos., Inc.	$ 24,351
		Total Specialty Retail	$ 24,351
		Technology Hardware, Storage & Peripherals — 6.5%
	543	Apple, Inc.	$ 75,043
	1,054	Samsung Electronics Co., Ltd.	38,727
		Total Technology Hardware, Storage & Peripherals	$ 113,770
		Textiles, Apparel & Luxury Goods — 2.2%
	66	LVMH Moet Hennessy Louis Vuitton SE	$ 38,797
		Total Textiles, Apparel & Luxury Goods	$ 38,797
		TOTAL COMMON STOCKS
		(Cost $2,011,931)	$1,634,463

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Shares			Value
SHORT TERM INVESTMENTS — 8.6% of Net Assets
Open-End Fund — 8.6%
	151,334(b)	Dreyfus Government Cash Management, Institutional
		Shares, 2.75%	$ 151,334
$ 151,334
TOTAL SHORT TERM INVESTMENTS
		(Cost $151,334)	$ 151,334
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 101.8%
		(Cost $2,163,265)	$1,785,797
		OTHER ASSETS AND LIABILITIES — (1.8)%	$ (31,774)
		NET ASSETS — 100.0%	$1,754,023

(A.D.R.) American Depositary Receipts.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to $37,524, or 2.1% of net assets.

(a) Non-income producing security.

(b) Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

United States	62.8%
Japan	8.1%
United Kingdom	7.2%
China	5.0%
Netherlands	3.4%
Indonesia	2.4%
France	2.4%
South Korea	2.4%
Taiwan	2.2%
Germany	1.9%
Singapore	1.2%
Spain	1.0%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2022, aggregated $845,532 and $762,071, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 21

Schedule of Investments | 9/30/22 (continued)

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $2,166,711 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 58,923
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(439,837)

Net unrealized depreciation	$(380,914)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 30,931	$	$ 30,931
Capital Markets	71,209	37,524	—	108,733
Diversified Telecommunication
Services	—	40,112	—	40,112
Food & Staples Retailing	—	36,152	—	36,152
Food Products	—	31,229	—	31,229
Health Care Equipment & Supplies	28,259	38,458	—	66,717
Household Durables	—	38,617	—	38,617
Household Products	—	39,258	—	39,258
Insurance	47,995	27,348	—	75,343
Interactive Media & Services	72,113	16,886	—	88,999
Internet & Direct Marketing Retail	32,996	37,114	—	70,110
IT Services	104,441	16,479	—	120,920
Pharmaceuticals	96,468	16,092	—	112,560
Professional Services	—	46,677	—	46,677
Semiconductors & Semiconductor
Equipment	86,377	22,223	—	108,600
Technology Hardware,
Storage & Peripherals	75,043	38,727	—	113,770
Textiles, Apparel & Luxury Goods	—	38,797	—	38,797
All Other Common Stocks	466,938	—	—	466,938
Open-End Fund	151,334	—	—	151,334
Total Investments in Securities	$1,233,173	$552,624	$ —	$1,785,797

During the year ended September 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Statement of Assets and Liabilities | 9/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,163,265)	$1,785,797
Receivables —
Investment securities sold	23,104
Dividends	2,189
Interest	218
Due from the Adviser	1,430
Due from affiliates	512
Other assets	15,846
Total assets	$1,829,096
LIABILITIES:
Payables —
Investment securities purchased	$ 23,922
Professional fees	44,460
Printing expense	6,000
Due to affiliates	224
Accrued expenses	467
Total liabilities	$ 75,073
NET ASSETS:
Paid-in capital	$2,239,458
Distributable earnings (loss)	(485,435)
Net assets	$1,754,023
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $650,053/82,726 shares)	$ 7.86
Class C (based on $473,517/60,984 shares)	$ 7.76
Class Y (based on $630,453/80,060 shares)	$ 7.87
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.86 net asset value per share/100%-5.75%
maximum sales charge)	$ 8.34

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 23

Statement of Operations

FOR THE YEAR ENDED 9/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $972)	$ 24,827
Interest from unaffiliated issuers	540
Total Investment Income		$ 25,367
EXPENSES:
Management fees	$ 13,660
Administrative expenses	12,840
Transfer agent fees
Class A	128
Class C	38
Class Y	16
Distribution fees
Class A	1,927
Class C	5,706
Shareowner communications expense	508
Custodian fees	71
Registration fees	92,948
Professional fees	72,368
Printing expense	33,571
Pricing fees	1,686
Trustees’ fees	8,031
Miscellaneous	4,340
Total expenses		$ 247,838
Less fees waived and expenses reimbursed by the Adviser		(224,904)
Net expenses		$ 22,934
Net investment income		$ 2,433
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (97,146)
Other assets and liabilities denominated in
foreign currencies	(589)	$ (97,735)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (350,163)
Other assets and liabilities denominated in
foreign currencies	(135)	$ (350,298)
Net realized and unrealized gain (loss) on investments		$ (448,033)
Net decrease in net assets resulting from operations		$(445,600)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Statement of Changes in Net Assets

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 2,433	$ 394
Net realized gain (loss) on investments	(97,735)	(12,702)
Change in net unrealized appreciation (depreciation)
on investments	(350,298)	(27,310)
Net decrease in net assets resulting from operations	$ (445,600)	$ (39,618)
DISTRIBUTIONS TO SHAREOWNERS:
Class Y ($0.01 and $— per share, respectively)	$ (632)	$ —
Total distributions to shareowners	$ (632)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 63,015	$2,195,315
Reinvestment of distributions	632	—
Cost of shares repurchased	(19,089)	—
Net increase in net assets resulting from Fund
share transactions	$ 44,558	$2,195,315
Net increase (decrease) in net assets	$ (401,674)	$2,155,697
NET ASSETS:
Beginning of year	$2,155,697	$ —
End of year	$1,754,023	$2,155,697

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 25

Statement of Changes in Net Assets

(continued)

	Year	Year
	Ended	Ended	5/10/21* to	5/10/21* to
	9/30/22	9/30/22	9/30/21	9/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,379	$ 63,015	78,223	$785,315
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	(1,876)	(19,089)	—	—
Net increase	4,503	$ 43,926	78,223	$785,315
Class C
Shares sold	—	$ —	60,984	$610,000
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	—	—	—	—
Net increase	—	$ —	60,984	$610,000
Class Y
Shares sold	—	$ —	80,000	$800,000
Reinvestment of
distributions	60	632	—	—
Less shares repurchased	—	—	—	—
Net increase	60	$ 632	80,000	$800,000

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Financial Highlights

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class A
Net asset value, beginning of period	$ 9.84	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.02	$ 0.01
Net realized and unrealized gain (loss) on investments	(2.00)	(0.17)
Net increase (decrease) from investment operations	$ (1.98)	$ (0.16)
Net increase (decrease) in net asset value	$ (1.98)	$ (0.16)
Net asset value, end of period	$ 7.86	$ 9.84
Total return (b)	(20.12)%	(1.60)%(c)
Ratio of net expenses to average net assets	1.00%	0.75%(d)
Ratio of net investment income (loss) to average
net assets	0.21%	0.28%(d)
Portfolio turnover rate	38%	11%(c)
Net assets, end of period (in thousands)	$ 650	$ 770
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for fees
paid indirectly:
Total expenses to average net assets	11.71%	12.69%(d)
Net investment income (loss) to average net assets	(10.50)%	(11.66)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 27

Financial Highlights (continued)

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class C
Net asset value, beginning of period	$ 9.81	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.05)	$ (0.03)
Net realized and unrealized gain (loss) on investments	(2.00)	(0.16)
Net increase (decrease) from investment operations	$ (2.05)	$ (0.19)
Net increase (decrease) in net asset value	$ (2.05)	$ (0.19)
Net asset value, end of period	$ 7.76	$ 9.81
Total return (b)	(20.90)%	(1.90)%(c)
Ratio of net expenses to average net assets	1.74%	1.69%(d)
Ratio of net investment income (loss) to average
net assets	(0.53)%	(0.64)%(d)
Portfolio turnover rate	38%	11%(c)
Net assets, end of period (in thousands)	$ 474	$ 598
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for fees
paid indirectly:
Total expenses to average net assets	12.43%	13.63%(d)
Net investment income (loss) to average net assets	(11.22)%	(12.58)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class Y
Net asset value, beginning of period	$ 9.85	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.01
Net realized and unrealized gain (loss) on investments	(2.02)	(0.16)
Net increase (decrease) from investment operations	$ (1.97)	$ (0.15)
Distributions to shareowners:
Net investment income	$ (0.01)	$ —
Net increase (decrease) in net asset value	$ (1.98)	$ (0.15)
Net asset value, end of period	$ 7.87	$ 9.85
Total return (b)	(20.04)%	(1.50)%(c)
Ratio of net expenses to average net assets	0.70%	0.70%(d)
Ratio of net investment income (loss) to average
net assets	0.51%	0.35%(d)
Portfolio turnover rate	38%	11%(c)
Net assets, end of period (in thousands)	$ 630	$ 788
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for fees
paid indirectly:
Total expenses to average net assets	11.40%	12.64%(d)
Net investment income (loss) to average net assets	(10.19)%	(11.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 29

Notes to Financial Statements | 9/30/22

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Growth Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of

30 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 31

each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

32 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2022, the Fund was permitted to carry forward indefinitely $80,111 of short-term losses and $26,249 of long-term losses, which may be subject to limitations imposed by the Internal Revenue Code.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 33

The tax character of distributions paid during the years ended   September 30, 2022 and September 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$632	$—
Total	$632	$—

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,839
Capital loss carryforward	(106,360)
Net unrealized depreciation	(380,914)
Total	$(485,435)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $211 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

34 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 35

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund's ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities

36 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Fund’s

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 37

average daily net assets over $1 billion. For the year ended September 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y Shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2022, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $171 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $512 in accounting fees receivable from the Distributor at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2022, the Fund paid $8,031 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had no payable for Trustees’ fees on its Statement of Assets and Liabilities.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

38 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$337
Class C	162
Class Y	9
Total	$508

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $53 in distribution fees payable to the Distributor at September 30, 2022.

In addition, redemptions of each Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Trans-fer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Global Sustainable Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Sustainable Growth Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audits of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

40 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 29, 2022

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 41

Additional Information (unaudited)

For the year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

42 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 43

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

44 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 45

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

46 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 47

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-

48 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 49

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 51

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master
	earlier retirement		Portfolio (oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

52 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	or earlier retirement	Asset/Liability Management Group, Federal Farm Funding Corporation
	or removal.	(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company) (2004 –
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 53

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

 54 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President	(provider of web-based investment
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,	accounting software for reporting
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);	and reconciliation services)
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since	(September 2022 – present)
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment
management firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management (investment
management firm) (2005 – 2010); Director of Amundi Holdings US,
Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); Director of
Amundi Holdings US, Inc. (since 2017)
**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 55

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2021. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2021. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Heather L.	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Melito-Dezan (45)	the discretion of	September 2019; Private practice from 2017 – 2019.
Assistant Secretary	the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2021. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2021. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

56 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2021. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021;
	the Board	Director of Regulatory Reporting of Amundi US from 2001 – 2021; and
Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2021. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director
Officer	of the Board	of Financial Security of Amundi US since July 2021; Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 57

This page was intentionally left blank.

58 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22 59

This page was intentionally left blank.

60 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32715-01-1122

Pioneer Global Sustainable Value Fund

Annual Report | September 30, 2022

A: PGSVX	C: GBVCX	Y: PSUYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the 12-month period ended September 30, 2022, and the performance of Pioneer Global Sustainable Value Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended September 30, 2022?
A	Pioneer Global Sustainable Value Fund’s Class A shares returned -12.40% at net asset value during the 12-month period ended September 30, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Value Index[1], returned -13.97%. During the same 12-month period, the average return of the 367 mutual funds in Morningstar’s World Large-Stock Value category was -15.86%.
Q	How would you describe the investment backdrop during the 12-month period ended September 30, 2022?
A	Returns for global equities in aggregate were well into negative territory for the 12-month period, as shifts from accommodative to tighter monetary policies by many central banks, including the US Federal Reserve (Fed), and heightened geopolitical uncertainty weighed on the global economic outlook and served to dampen investors’ appetites for riskier assets, including equities.

Entering the reporting period, equities were in the latter stages of a protracted rally stemming from the combination of robust economic growth and rising corporate earnings. After performing well through mid-

1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

November 2021, equity markets experienced a brief stretch of weakness following the emergence of the Omicron variant of COVID-19 and the Fed’s announcement that it was set to adopt tighter monetary policies. Stocks quickly recovered from that initial spate of bad news and climbed higher moving into year-end. As 2022 began, however, the outlook for higher interest rates started to weigh on the more growth-oriented sectors of the market and supported a shift in performance leadership towards value stocks.

As the first quarter of 2022 progressed, geopolitical developments began to have a negative effect on market sentiment. Russia’s late-February invasion of Ukraine exacerbated existing concerns surrounding supply chain disruptions, even as China’s government raised the risks to global economic growth by imposing strict lockdowns in major cities as part of its “Zero-COVID” policy. Energy prices, which had already been on the rise since late 2021, spiked in the wake of sanctions levied against Russia by the United States and certain European countries, further fueling inflationary pressures. As a result, the market began to factor in more rapid tightening of monetary policy on the part of the Fed.

US consumer price inflation would post year-over-year increases of at least 7.5% in each of the first eight months of 2022, peaking at 9.1% in June. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned over inflation, the Fed’s response, and economic growth, returns for riskier assets turned deeply negative.

The Fed had already begun increasing the upper bound of the federal funds rate target range at its March 2022 meeting, moving the range to 0.25%–0.50%, and then continued to raise the federal funds target range aggressively between May and September, bringing it to 3.00%–3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted – with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

In that environment, value stocks, as measured by the MSCI ACWI Value Index, the Fund’s benchmark, returned -13.97% for the 12-month period, significantly outperforming growth stocks, as measured by the MSCI ACWI Growth Index, which returned -27.48%.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 5

Q	Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A	The Fund’s primary objective is to seek long-term capital growth. The Fund seeks to hold a portfolio of stocks of what we believe to be quality value-oriented companies globally, across any market capitalization. The Fund’s portfolio managers adhere to an environmental, social, and governance (ESG) mandate.

In managing the Fund, we seek to invest the portfolio mainly in shares of companies located around the world that we feel have strong business prospects as well as sustainable business models, with shares that trade at attractive valuations, in our view. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria. Amundi US believes that ESG-related information helps us gain a more complete understanding of a company and its business.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2022?
A	Stock selection results in the health care, information technology, and materials sectors led positive contributions to the Fund’s benchmark-relative performance during the period, while selection results in the consumer staples sector weighed most heavily on relative returns. Sector allocations had little to no material effect on the Fund’s relative returns for the 12-month period.

At the individual stock level, positive contributors to the Fund’s relative performance for the period included a position in US-based biopharmaceutical company AbbVie. While there were no glaring

6 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

headlines that would have helped drive the stock price higher during the period, there were a few positive updates regarding the company’s pipeline of treatments. In that vein, entering the period, AbbVie had received US Food and Drug Administration (FDA) approval for its orally administered treatment for the prevention of chronic migraines. Then, in early 2022, the company’s existing drug for patients suffering from plaque psoriasis and psoriatic arthritis had Crohn’s disease added as another treatment indication. Finally, a “cocktail” combining AbbVie’s treatment for various types of lymphomas/leukemias, and its blockbuster blood cancer drug, received approval for treatment of chronic lymphocytic leukemia in Europe, which could help stabilize the latter drug’s market share as well as increase revenues generated by the leukemia drug.

Another positive contributor to the Fund’s relative performance for the 12-month period was a position in Teck Resources, a diversified mining company headquartered in Canada, but with global operations. Rising prices for copper and other commodities helped buoy the stock price during the period. Furthermore, the company has made progress on the expansion of a copper mine in Chile that may allow it to increase production, significantly, later this year. Teck also reported higher net sales and earnings versus the prior year, helped by strong commodity prices. In addition, the company raised its annual base dividend**, while announcing a supplemental dividend and a share buyback plan. We have retained the Fund’s position, given Teck’s strong fundamentals and our view that commodity prices are likely to remain structurally high.

On the downside, the Fund’s position in KB Financial, Korea’s largest bank and diversified financial institution, detracted from benchmark-relative results for the 12-month period. After a strong gain in the first quarter of 2022, the shares were sharply down and lagged the broader banking segment over the final six months of the period. We believe that a rising-interest-rate environment may continue to drive higher interest revenues for KB Financial, as evidenced by the company’s strong year-over-year growth since the Korean central bank hiked rates in November 2021 and January 2022. Moreover, KB Financial plans to implement a quarterly dividend payout for the 2022 fiscal year, and has expressed a willingness to engage in share repurchases going forward. Finally, KB Financial compares favorably to other financial institutions from an earnings growth, shareholder return, and valuation perspective, in our view.

Finally, due to increased geopolitical tensions, the Fund’s exposure to Russia, though modest, detracted from relative returns for the period, most notably a position in integrated oil company Rosneft Oil. The war in

**	Dividends are not guaranteed.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 7

Ukraine and the resulting sanctions on Russia have significantly affected Rosneft’s business and valuation. Rosneft remained a portfolio holding as of period-end, but it should be noted that the Fund's ability to invest in and hold stocks of Russian companies could be further affected by current and possible future sanctions against Russia. We continue to evaluate the risk/reward profile of the stock relative to its market price.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2022?
A	Global economic growth has been slowing as various central banks have continued to raise interest rates to address inflation. With respect to the US, the market so far appears to believe the Fed will be able bring inflation under control, while avoiding a spike in unemployment as well as a deep recession.

The significant year-to-date decline in equities has derived primarily from a contraction in valuations as a multiple of earnings (price-to-earnings multiples), the result of rising interest rates and the newfound availability of higher returns for investments considered less risky than stocks. We think market multiples could be more stable going forward, and so corporate earnings will be the key to the market’s direction and the performance of growth stocks relative to value stocks, in our view.

In the second quarter, a number of companies reported margin pressures, despite strong revenue growth. We view this as a typical development at this stage of an inflationary breakout. We believe downgrades to future earnings could spur continued volatility and downside risk for equities until there are signs that the Fed is ready to pause its policy tightening. In addition, events in Ukraine and China’s COVID-19 containment efforts continue to be sources of uncertainty affecting the outlook for global economic growth and corporate earnings.

For our part, rather than focus on day-to-day headlines, we have continued to look for individual companies with share prices that we believe have declined due to the market’s overreactions to short-term developments, and fallen to what we see as attractive valuations. We

8 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

believe this approach could help us use market volatility to our advantage, and create the foundation for the Fund’s longer-term performance.

As the Fund enters a new fiscal year, we have positioned the portfolio for an environment of higher inflation and higher interest rates, favoring investments in the financials and energy sectors. We think the Fund’s allocation to the financials sector could benefit as rising interest rates potentially drive higher net-interest income. In fact, we have begun to see that scenario reflected in some recent earnings reports. We believe inflation in commodity prices driven by supply-and-demand imbalances could persist, which in our view may lend support to the energy sector.

Conversely, the portfolio is underweight versus the benchmark to the information technology sector, due to rising costs of capital and concerns over valuation. (Cost of capital represents a calculation of the minimum return a company would need to justify a capital-budgeting project.) Other underweight allocations in the Fund include the “bond proxy” consumer staples, utilities, and real estate sectors, due to valuation concerns.

Please refer to the Schedule of Investments on pages 18–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 9

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Portfolio Summary | 9/30/22

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Wells Fargo & Co.	3.84%
2.	Occidental Petroleum Corp.	3.70
3.	Alibaba Group Holding, Ltd.	3.11
4.	KB Financial Group, Inc. (A.D.R.)	2.83
5.	Cigna Corp.	2.70
6.	EQT Corp.	2.67
7.	AbbVie, Inc.	2.60
8.	Toshiba Corp.	2.46
9.	Elevance Health, Inc.	2.45
10.	Chubb, Ltd.	2.37

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 11

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	9/30/21
A	$8.34	$9.64
C	$8.29	$9.61
Y	$8.35	$9.65

Distributions per Share: 10/1/21–9/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1245	$ —	$ —
C	$0.0836	$ —	$ —
Y	$0.1482	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Value NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.

12 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

			MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Value
Period	(NAV)	(POP)	NR Index
Life of Class
(5/10/21)*	-11.37%	-15.05%	-11.82%
1 Year	-12.40	-17.45	-13.97

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.75%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class A shares shown in the table and graph above is from the inception of Class A shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 13

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

			MSCI All
			Country
			World
	If	If	Value
Period	Held	Redeemed	NR Index
Life of Class
(5/10/21)*	-12.01%	-12.01%	-11.82%
1 Year	-13.01	-13.87	-13.97

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
14.52%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class C shares shown in the table and graph above is from the inception of Class C shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns

(As of September 30, 2022)

		MSCI All
	Net	Country
	Asset	World
	Value	Value
Period	(NAV)	NR Index
Life of Class
(5/10/21)*	-11.15%	-11.82%
1 Year	-12.18	-13.97

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.51%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

*	Performance of Class Y shares shown in the table and graph above is from the inception of Class Y shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$841.60	$839.10	$842.60
(after expenses)
on 9/30/22
Expenses Paid	$4.57	$7.84	$3.23
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

16 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,020.10	$1,016.55	$1,021.56
(after expenses)
on 9/30/22
Expenses Paid	$5.01	$8.59	$3.55
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 17

Schedule of Investments | 9/30/22

Shares			Value
UNAFFILIATED ISSUERS — 101.4%
COMMON STOCKS — 94.3% of Net Assets
Aerospace & Defense — 1.3%
	1,192	Hensoldt AG	$ 23,942
		Total Aerospace & Defense	$ 23,942
Air Freight & Logistics — 1.5%
	168	United Parcel Service, Inc., Class B	$ 27,139
		Total Air Freight & Logistics	$ 27,139
Automobiles — 2.6%
	1,626	Stellantis NV	$ 19,201
	1,900	Subaru Corp.	28,498
		Total Automobiles	$ 47,699
Banks — 15.0%
	3,803	ABN AMRO Bank NV (C.V.A.) (144A)	$ 34,088
	3,600	Grupo Financiero Banorte S.A.B de CV, Class O	23,116
	1,538	Hana Financial Group, Inc.	37,774
	1,634	KB Financial Group, Inc. (A.D.R.)	49,249
	6,771	NatWest Group Plc	16,898
	153	PNC Financial Services Group, Inc.	22,861
	2,515	UniCredit S.p.A.	25,432
	1,662	Wells Fargo & Co.	66,846
		Total Banks	$ 276,264
Biotechnology — 2.5%
	337	AbbVie, Inc.	$ 45,229
		Total Biotechnology	$ 45,229
Capital Markets — 1.6%
	485	State Street Corp.	$ 29,493
		Total Capital Markets	$ 29,493
Chemicals — 0.9%
	336	Mosaic Co.	$ 16,239
		Total Chemicals	$ 16,239
Communications Equipment — 1.6%
	739	Cisco Systems, Inc.	$ 29,560
		Total Communications Equipment	$ 29,560
Construction & Engineering — 0.9%
	39,000	Sinopec Engineering Group Co., Ltd., Class H	$ 15,572
		Total Construction & Engineering	$ 15,572
Construction Materials — 1.6%
	923	CRH Plc	$ 29,763
		Total Construction Materials	$ 29,763

The accompanying notes are an integral part of these financial statements.

18      Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Shares			Value
Diversified Telecommunication Services — 2.6%
	1,670	Deutsche Telekom AG	$ 28,627
	68,800	Telkom Indonesia Persero Tbk PT	20,041
		Total Diversified Telecommunication Services	$ 48,668
Electric Utilities — 2.8%
	196	American Electric Power Co., Inc.	$ 16,944
	952	FirstEnergy Corp.	35,224
		Total Electric Utilities	$ 52,168
Entertainment — 1.5%
	242	Electronic Arts, Inc.	$ 28,002
		Total Entertainment	$ 28,002
Food & Staples Retailing — 0.1%
	268+^#	Magnit PJSC	$ 1,042
		Total Food & Staples Retailing	$ 1,042
Food Products — 0.7%
	974	Associated British Foods Plc	$ 13,579
		Total Food Products	$ 13,579
Health Care Providers & Services — 9.0%
	565	Cardinal Health, Inc.	$ 37,674
	169	Cigna Corp.	46,892
	410	CVS Health Corp.	39,102
	94	Elevance Health, Inc.	42,699
		Total Health Care Providers & Services	$ 166,367
Industrial Conglomerates — 2.3%
	1,200	Toshiba Corp.	$ 42,741
		Total Industrial Conglomerates	$ 42,741
Insurance — 8.7%
	227	Chubb, Ltd.	$ 41,287
	570	Hartford Financial Services Group, Inc.	35,306
	6,000	Ping An Insurance Group Co. of China, Ltd., Class H	29,834
	1,200	Tokio Marine Holdings, Inc.	21,328
	166	Willis Towers Watson Plc	33,356
		Total Insurance	$ 161,111
Internet & Direct Marketing Retail — 4.3%
	5,400(a)	Alibaba Group Holding, Ltd.	$ 54,167
	703	eBay, Inc.	25,877
		Total Internet & Direct Marketing Retail	$ 80,044
IT Services — 1.8%
	280	International Business Machines Corp.	$ 33,267
		Total IT Services	$ 33,267

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 19

Schedule of Investments | 9/30/22 (continued)

Shares			Value
		Metals & Mining — 3.7%
	1,769	Barrick Gold Corp.	$ 27,420
	700	First Quantum Minerals, Ltd.	11,883
	217	Rio Tinto Plc	11,753
	543	Teck Resources, Ltd., Class B	16,513
		Total Metals & Mining	$ 67,569
		Multi-Utilities — 1.8%
	1,192	CenterPoint Energy, Inc.	$ 33,590
		Total Multi-Utilities	$ 33,590
		Oil, Gas & Consumable Fuels — 14.2%
	1,035(a)	Comstock Resources, Inc.	$ 17,895
	1,141	EQT Corp.	46,496
	1,341	MPLX LP	40,243
	1,046	Occidental Petroleum Corp.	64,277
	2,753(a)	Permian Resources Corp.	18,720
	1,576	Range Resources Corp.	39,810
	4,480+^#	Rosneft Oil Co. PJSC	971
	684	Shell Plc (A.D.R.)	34,036
		Total Oil, Gas & Consumable Fuels	$ 262,448
		Pharmaceuticals — 2.6%
	200	Eisai Co., Ltd.	$ 10,728
	834	Pfizer, Inc.	36,496
		Total Pharmaceuticals	$ 47,224
		Software — 1.9%
	572	Oracle Corp.	$ 34,932
		Total Software	$ 34,932
		Technology Hardware, Storage & Peripherals — 0.9%
	1,384	Hewlett Packard Enterprise Co.	$ 16,580
		Total Technology Hardware, Storage & Peripherals	$ 16,580
		Textiles, Apparel & Luxury Goods — 1.9%
	1,255	Tapestry, Inc.	$ 35,680
		Total Textiles, Apparel & Luxury Goods	$ 35,680
		Trading Companies & Distributors — 4.0%
	878(a)	AerCap Holdings NV	$ 37,166
	1,700	Mitsui & Co., Ltd.	36,471
		Total Trading Companies & Distributors	$ 73,637
		TOTAL COMMON STOCKS
		(Cost $2,091,093)	$1,739,549

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Shares			Value
SHORT TERM INVESTMENTS — 7.1% of Net Assets
Open-End Fund — 7.1%
	130,509(b)	Dreyfus Government Cash Management, Institutional
		Shares, 2.75%	$ 130,509
$ 130,509
TOTAL SHORT TERM INVESTMENTS
		(Cost $130,509)	$ 130,509
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.4%
		(Cost $2,221,602)	$1,870,058
		OTHER ASSETS AND LIABILITIES — (1.4)%	$ (26,288)
		NET ASSETS — 100.0%	$1,843,770

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to
$34,088, or 1.8% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	5/10/2021	$19,543		$1,042
Rosneft Oil Co. PJSC	6/23/2021	37,564		971
Total Restricted Securities				$2,013
% of Net assets				0.1%

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 21

Schedule of Investments | 9/30/22 (continued)

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

United States	55.4%
Japan	8.0%
United Kingdom	6.3%
China	5.7%
South Korea	5.0%
Ireland	3.8%
Canada	3.2%
Netherlands	3.1%
Germany	3.0%
Switzerland	2.4%
Italy	1.5%
Mexico	1.3%
Indonesia	1.2%
Other (individually less than 1%)	0.1%
100.0%

Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2022, aggregated $1,534,493 and $1,335,132, respectively.

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $2,221,966 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 65,297
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(417,205)
Net unrealized depreciation	$(351,908)

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 23,942	$ —	$ 23,942
Automobiles	—	47,699	—	47,699
Banks	162,072	114,192	—	276,264
Construction & Engineering	—	15,572	—	15,572
Construction Materials	—	29,763	—	29,763
Diversified Telecommunication
Services	—	48,668	—	48,668
Food & Staples Retailing	—	—	1,042	1,042
Food Products	—	13,579	—	13,579
Industrial Conglomerates	—	42,741	—	42,741
Insurance	109,949	51,162	—	161,111
Internet & Direct Marketing Retail	25,877	54,167	—	80,044
Metals & Mining	55,816	11,753	—	67,569
Oil, Gas & Consumable Fuels	261,477	—	971	262,448
Pharmaceuticals	36,496	10,728	—	47,224
Trading Companies & Distributors	37,166	36,471	—	73,637
All Other Common Stocks	548,246	—	—	548,246
Open-End Fund	130,509	—	—	130,509
Total Investments in Securities	$1,367,608	$500,437	$2,013	$ 1,870,058

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 23

Schedule of Investments | 9/30/22 (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 9/30/21	$ —
Realized gain (loss)(1)	(14)
Changed in unrealized appreciation (depreciation)(2)	(58,990)
Accrued discounts/premiums	—
Purchases	80,534
Sales^	(57,122)
Transfers in to Level 3*	37,605
Transfers out of Level 3*	—
Balance as of 9/30/22	$ 2,013

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended September 30, 2022, securities with aggregate market value of $37,605 were transferred from Level 2 to Level 3, due to valuing the securities using significant unobservable inputs, resulting from a decrease in market activity for the securities. There were no other transfers in or out of Level 3 during the year.
^	Includes corporate action activity.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at September 30, 2022:	$(58,990)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Statement of Assets and Liabilities | 9/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,221,602)	$1,870,058
Receivables —
Dividends	6,059
Due from the Adviser	1,885
Due from affiliates	511
Other assets	15,674
Total assets	$1,894,187
LIABILITIES:
Payables —
Trustees' fees	$ 4
Professional fees	44,943
Printing expense	5,133
Due to affiliates	231
Accrued expenses	106
Total liabilities	$ 50,417
NET ASSETS:
Paid-in capital	$2,210,038
Distributable earnings (loss)	(366,268)
Net assets	$1,843,770
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $629,364/75,435 shares)	$ 8.34
Class C (based on $517,496/62,444 shares)	$ 8.29
Class Y (based on $696,910/83,440 shares)	$ 8.35
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.34 net asset value per share/100%-5.75% maximum
sales charge)	$ 8.85

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 25

Statement of Operations

FOR THE YEAR ENDED 9/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $4,564)	$ 64,592
Total Investment Income		$ 64,592
EXPENSES:
Management fees	$ 13,324
Administrative expenses	12,863
Transfer agent fees
Class A	82
Class C	25
Class Y	33
Distribution fees
Class A	1,670
Class C	5,866
Shareowner communications expense	369
Custodian fees	2,343
Registration fees	93,164
Professional fees	71,273
Printing expense	31,486
Pricing fees	1,717
Trustees' fees	8,013
Miscellaneous	3,774
Total expenses		$ 246,002
Less fees waived and expenses reimbursed
by the Adviser		(223,816)
Net expenses		$ 22,186
Net investment income		$ 42,406
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (23,626)
Other assets and liabilities denominated in
foreign currencies	(1,172)	$ (24,798)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(286,539)
Other assets and liabilities denominated in
foreign currencies	(128)	$(286,667)
Net realized and unrealized gain (loss) on investments		$(311,465)
Net increase in net assets resulting from operations		$(269,059)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Statement of Changes in Net Assets

	Year	5/10/21*
	Ended	to
	9/30/22	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 42,406	$ 14,521
Net realized gain (loss) on investments	(24,798)	(22,779)
Change in net unrealized appreciation (depreciation)
on investments	(286,667)	(65,011)
Net decrease in net assets resulting
from operations	$ (269,059)	$ (73,269)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.12 and $— per share, respectively)	$ (7,641)	$ —
Class C ($0.08 and $— per share, respectively)	(5,016)	—
Class Y ($0.15 and $— per share, respectively)	(12,004)	—
Total distributions to shareowners	$ (24,661)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 183,746	$2,020,000
Reinvestment of distributions	24,661	—
Cost of shares repurchased	(17,648)	—
Net increase in net assets resulting from Fund
share transactions	$ 190,759	$2,020,000
Net increase (decrease) in net assets	$ (102,961)	$1,946,731
NET ASSETS:
Beginning of year	$1,946,731	$ —
End of year	$1,843,770	$1,946,731

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 27

Statement of Changes in Net Assets

(continued)

	Year	Year
	Ended	Ended	5/10/21* to	5/10/21* to
	9/30/22	9/30/22	9/30/21	9/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	14,532	$145,446	61,022	$610,000
Reinvestment of
distributions	770	7,641	—	—
Less shares
repurchased	(889)	(8,595)	—	—
Net increase	14,413	$144,492	61,022	$610,000
Class C
Shares sold	1,938	$ 18,689	60,000	$600,000
Reinvestment of
distributions	506	5,016	—	—
Less shares
repurchased	—	61	—	—
Net increase	2,444	$ 23,766	60,000	$600,000
Class Y
Shares sold	2,243	$ 19,611	81,000	$810,000
Reinvestment of
distributions	1,212	12,004	—	—
Less shares
repurchased	(1,015)	(9,114)	—	—
Net increase	2,440	$ 22,501	81,000	$810,000

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Financial Highlights

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class A
Net asset value, beginning of period	$ 9.64	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.08
Net realized and unrealized gain (loss) on investments	(1.39)	(0.44)
Net increase (decrease) from investment operations	$(1.18)	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.12)	$ —
Net increase (decrease) in net asset value	$(1.30)	$ (0.36)
Net asset value, end of period	$ 8.34	$ 9.64
Total return (b)	(12.40)%	(3.60)%(c)
Ratio of net expenses to average net assets	0.99%	0.94%(d)
Ratio of net investment income (loss) to average net assets	2.24%	1.99%(d)
Portfolio turnover rate	68%	26%(c)
Net assets, end of period (in thousands)	$ 629	$ 588
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	11.90%	13.75%(d)
Net investment income (loss) to average net assets	(8.67)%	(10.82)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 29

Financial Highlights (continued)

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class C
Net asset value, beginning of period	$ 9.61	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.05
Net realized and unrealized gain (loss) on investments	(1.37)	(0.44)
Net increase (decrease) from investment operations	$(1.24)	$ (0.39)
Distributions to shareowners:
Net investment income	$ (0.08)	$ —
Net increase (decrease) in net asset value	$(1.32)	$ (0.39)
Net asset value, end of period	$ 8.29	$ 9.61
Total return (b)	(13.01)%	(3.90)%(c)
Ratio of net expenses to average net assets	1.70%	1.71%(d)
Ratio of net investment income (loss) to average net assets	1.38%	1.22%(d)
Portfolio turnover rate	68%	26%(c)
Net assets, end of period (in thousands)	$ 517	$ 577
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	12.61%	14.52%(d)
Net investment income (loss) to average net assets	(9.53)%	(11.59)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class Y
Net asset value, beginning of period	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.09
Net realized and unrealized gain (loss) on investments	(1.38)	(0.44)
Net increase (decrease) from investment operations	$(1.15)	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.15)	$ —
Net increase (decrease) in net asset value	$(1.30)	$ (0.35)
Net asset value, end of period	$ 8.35	$ 9.65
Total return (b)	(12.18)%	(3.50)%(c)
Ratio of net expenses to average net assets	0.70%	0.70%(d)
Ratio of net investment income (loss) to average net assets	2.43%	2.22%(d)
Portfolio turnover rate	68%	26%(c)
Net assets, end of period (in thousands)	$ 697	$ 782
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	11.63%	13.51%(d)
Net investment income (loss) to average net assets	(8.50)%	(10.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 31

Notes to Financial Statements | 9/30/22

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

32 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 33

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2022, two securities were valued using fair value methods representing 0.11% of net assets. The value of these fair valued securities was $2,013.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

34 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2022, the Fund was permitted to carry forward indefinitely $4,668 of short-term losses and $41,886 of long-term losses, which maybe subject to limitations imposed by the Internal Revenue Code.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 35

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$24,661	$ —
Total	$24,661	$ —

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 32,194
Capital loss carryforward	(46,554)
Net unrealized depreciation	(351,908)
Total	$(366,268)

The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $702 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 37

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund's ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities

38 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 39

daily net assets over $1 billion. For the year ended September 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $175 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $511 in accounting fees receivable from the Adviser at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2022, the Fund paid $8,013 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $4.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

40 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$192
Class C	10
Class Y	167
Total	$369

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $56 in distribution fees payable to the Distributor at September 30, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Global Sustainable Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)) including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Sustainable Value Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

42 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 29, 2022

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 43

Additional Information (unaudited)

For the year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 60%.

44 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 45

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

46 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 47

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

48 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 49

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

50 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 51

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 53

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master
	earlier retirement		Portfolio (oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

54 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	or earlier retirement	Asset/Liability Management Group, Federal Farm Funding Corporation
	or removal.	(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company) (2004 –
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

56 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President	(provider of web-based investment
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,	accounting software for reporting
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);	and reconciliation services)
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since	(September 2022 – present)
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment
management firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management (investment
management firm) (2005 – 2010); Director of Amundi Holdings US,
Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); Director of
Amundi Holdings US, Inc. (since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 57

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2021. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2021. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Heather L.	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Melito-Dezan (45)	the discretion of	September 2019; Private practice from 2017 – 2019.
Assistant Secretary	the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2021. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2021. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

58 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2021. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021;
	the Board	Director of Regulatory Reporting of Amundi US from 2001 – 2021; and
Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2021. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director
Officer	of the Board	of Financial Security of Amundi US since July 2021; Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22 59

This page was intentionally left blank.

60 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32714-01-1122

Pioneer Intrinsic Value Fund

Annual Report | September 30, 2022

A: PISVX	C: PVCCX	Y: PISYX

visit us: www.amundi.com/us

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following discussion, portfolio managers Sammi Truong and Timothy Stanish discuss the market environment and the performance of Pioneer Intrinsic Value Fund during the 12-month period ended September 30, 2022. Ms. Truong, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Stanish, a vice president, EVA (economic value added) analyst, and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended September 30, 2022?
A	Pioneer Intrinsic Value Fund’s Class A shares returned -8.23% at net asset value during the 12-month period ended September 30, 2022, while the Fund’s benchmark, the Russell 1000 Value Index, returned -11.36%. During the same 12-month period, the average return of the 1,215 mutual funds in Morningstar’s Large Value Funds category was -9.64%.
Q	How would you describe the investment backdrop during the 12-month period ended September 30, 2022?
A	The US stock market experienced a meaningful decline during the 12-month period, due to a broad assortment of negative developments. Inflation remained persistently high throughout the period, with a peak year-over-year increase of 9.1% in June 2022. The US Federal Reserve (Fed) responded by tightening monetary policy in an aggressive fashion. In addition to winding down and ending its pandemic-era quantitative easing (bond purchase) program, the Fed increased the target range of the federal funds rate by three full percentage points, bringing the range up to 3.00% -3.25%. Perhaps more important, investors anticipated that the Fed would continue to raise rates until inflation began to show signs of waning.

Russia’s invasion of Ukraine in February 2022 also weighed on investor sentiment. In addition to creating geopolitical uncertainties, the invasion and the resulting sanctions placed on Russia by the US and some European nations contributed to ongoing supply chain disruptions, a spike in oil prices, and concerns that an emerging energy crisis in Europe would lead to a recession in the region.

In combination, those developments fueled investors’ worries about a slowdown in global economic growth as well as a concurrent downturn in corporate earnings. Equity markets responded unfavorably to the deteriorating environment, with weak returns and high volatility. The

4 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

value segment of the market held up reasonably well, however: while the Fund’s benchmark, the Russell 1000 Value Index (the Russell Index), returned -11.36% for the 12-month period, that was still well ahead of the -17.22% return for the broader market, as gauged by the Russell 1000 Index.

As the period progressed, the prospect of rising rates prompted investors to rotate out of stocks of faster-growing companies and toward those with higher current earnings and greater sensitivity to inflation - traits that have typically been more common among value stocks. The value category also benefited from its higher relative weighting in the strong-performing energy sector, and its lower exposure to the growth-oriented information technology sector.

Q	What were the key positive contributors to the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2022?
A	The Fund’s positioning in the energy sector made the largest positive contribution to benchmark-relative results during the 12-month period. The portfolio was overweight to the sector versus the Russell Index throughout the year, which was a distinct positive for relative returns given that energy stocks outpaced the broader market by more than 55 percentage points. Individual holdings within the energy sector that aided the Fund’s relative performance included ExxonMobil, Pioneer Natural Resources, EQT, and Shell. We have maintained the Fund’s energy positioning, as we believe the portfolio’s holdings in the sector remain attractively valued, even after their strong performance over the past year. Companies in the sector have continued to exhibit capital discipline, with many management teams now compensated based on said discipline, rather than on incentives to generate growth through increased production. We also are encouraged by energy companies’ generally healthy balance sheets and potential ability to maintain positive cash flows even if oil prices were to experience a meaningful decline.

Investments in the health care sector were another area of strength for the Fund versus the Russell Index. In general, many stocks in the sector outperformed in the challenging environment during the 12-month period, thanks to the companies’ stable growth profiles and below-average sensitivity to economic trends. Security selections within health care that contributed positively to the Fund’s relative returns included positions in Elevance Health (formerly Anthem), Cardinal Health, AbbVie, and Pfizer, which were among the top performers from the sector within the portfolio. We believe the Fund’s investment in AbbVie helps illustrate our

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 5

bottom-up process at work. The stock underperformed through most of 2021 due to concerns that a key drug coming off patent would have a negative effect on earnings. However, we determined that the company could withstand the challenge by virtue of its strong pipeline and large cash balance. Investors came to appreciate AbbVie’s attributes over the past 12 months, helping the stock stage an impressive recovery.

Outside of those sectors, the leading positive contributor to the Fund’s relative performance during the period was a position in Progressive, the insurance company. We believed the stock offered defensive characteristics and decent growth at a reasonable valuation. The defensive aspect came into play during the market sell-off we experienced during the period, as the stock outperformed once the investment backdrop grew more challenging. We sold the portfolio’s Progressive position once the shares hit what we believed was their fair value, and we rotated to what we saw as a more compelling opportunity in Charles Schwab.

Q	What were the key detractors from the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2022?
A	The Fund’s holdings in the industrials sector lagged the Russell Index by a meaningful margin during the period, due in part to a position in FedEx. We bought the stock on the belief that the company’s new management team was poised to turn the business around, and we were encouraged by a compensation plan that focused on return of capital rather than growth. However, the company experienced execution problems that caused it to miss on earnings and reduce its forward guidance. We have retained the position on the belief that FedEx is attractively valued, given our view that its turnaround, while taking longer than expected, will ultimately occur. Other detractors from the Fund’s relative returns within the industrials sector included positions in AerCap, the performance of which struggled due to its exposure to Russia and China, and Stanley Black & Decker, which suffered a worse-than-expected hangover from consumer demand (pulled forward during the height of the COVID-19 situation) beginning to lose steam. Both stocks remained in the portfolio at end of September 2022.

The information technology sector was home to a number of notable detractors from the Fund’s relative returns during the period. Positions in Intel and Micron Technology underperformed due to investors’ concerns

6 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

about slowing demand in the chip space. A position in Oracle also lagged during the period, due to an acquisition that generated an unfavorable market reaction.

Overall, a position in eBay was the largest detractor from the Fund’s benchmark-relative performance for the 12-month period. Similar to Stanley Black & Decker, eBay’s stock price struggled due to a larger-than-expected downturn in demand following the bump from the increase in online orders during the COVID-19 situation in 2020-2021. We have retained the portfolio’s position in eBay, due in part to the company’s ability to use its cash balance to continue buying back shares. Finally, a position in General Motors (GM) detracted from relative results. The stock underperformed due to the combination of supply chain issues and slowing demand. We sold the GM position from the portfolio, on the belief that the company will need to execute perfectly in order to offset its rising cost of capital. (Cost of capital is a calculation of the minimum return a company would need to justify a capital-budgeting project.)

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize the Fund’s overall positioning as of September 30, 2022?
A	During the 12-month period, we continued to rotate the portfolio toward market segments where we believed we had identified the most compelling valuations, including the energy and financials sectors. In the latter, we prefer to invest the Fund in large money-center banks, and have shifted away from regional banks and businesses with capital-markets exposure (such as asset managers). We are also keeping a close eye on cyclical areas of the market – including sectors such as industrials, consumer discretionary, and communication services – and on certain segments within the information technology sector, as we seek to identify stocks of companies where bad news appears priced in to the shares. On the other hand, we have continued to avoid investing the Fund in what we believe are lower-quality value stocks, and companies with weak balance sheets. While this has always been part of our approach, we believe it is particularly important in the current environment.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 7

Please refer to the Schedule of Investments on pages 16–19 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Portfolio Summary | 9/30/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Exxon Mobil Corp.	5.46%
2.	Elevance Health, Inc.	4.51
3.	Wells Fargo & Co.	4.05
4.	Pfizer, Inc.	4.02
5.	Bank of America Corp.	3.50
6.	Charles Schwab Corp.	3.15
7.	Chubb, Ltd.	2.93
8.	Pioneer Natural Resources Co.	2.84
9.	JPMorgan Chase & Co.	2.72
10.	AbbVie, Inc.	2.69

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 9

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	9/30/21
A	$8.77	$9.68
C	$8.78	$9.65
Y	$8.78	$9.69

Distributions per Share: 10/1/21 - 9/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1353	$ —	$ —
C	$ —	$ —	$ —
Y	$0.1557	$ —	$ —

Index Definitions

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of September 30, 2022)

	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
Life of Class
(5/10/21)*	-8.11%	-11.91%	-9.81%
1 year	-8.23	-13.50	-11.36

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
23.11%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class A shares shown in the table and graph above is from the inception of Class A shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 11

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of September 30, 2022)

			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
Life of Class
(5/10/21)*	-8.87%	-8.87%	-9.81%
1 year	-9.02	-9.93	-11.36

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
23.98%	1.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

*	Performance of Class C shares shown in the table and graph above is from the inception of Class C shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of September 30, 2022)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
Life of Class
(5/10/21)*	-7.90%	-9.81%
1 year	-8.04	-11.36

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
22.87%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

*	Performance of Class Y shares shown in the table and graph above is from the inception of Class Y shares on 5/10/21 through 9/30/22. Index information shown in the graph above is from 5/31/21 through 9/30/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

 Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$840.00	$837.00	$841.00
(after expenses)
on 9/30/22
Expenses Paid	$3.87	$7.28	$2.54
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

14 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,020.88	$1,017.15	$1,022.31
(after expenses)
on 9/30/22
Expenses Paid	$4.26	$7.99	$2.79
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 15

Schedule of Investments | 9/30/22

Shares			Value
UNAFFILIATED ISSUERS — 103.1%
COMMON STOCKS — 99.3% of Net Assets
Air Freight & Logistics — 2.1%
	169	FedEx Corp.	$ 25,091
		Total Air Freight & Logistics	$ 25,091
Auto Components — 1.5%
	145	Lear Corp.	$ 17,355
		Total Auto Components	$ 17,355
Banks — 16.4%
	1,353	Bank of America Corp.	$ 40,861
	365	Citigroup, Inc.	15,210
	483	Citizens Financial Group, Inc.	16,596
	304	JPMorgan Chase & Co.	31,768
	116	M&T Bank Corp.	20,453
	136	PNC Financial Services Group, Inc.	20,321
	1,175	Wells Fargo & Co.	47,258
		Total Banks	$ 192,467
Biotechnology — 2.7%
	234	AbbVie, Inc.	$ 31,405
		Total Biotechnology	$ 31,405
Capital Markets — 4.9%
	512	Charles Schwab Corp.	$ 36,798
	351	State Street Corp.	21,344
		Total Capital Markets	$ 58,142
Chemicals — 1.6%
	383	Mosaic Co.	$ 18,510
		Total Chemicals	$ 18,510
Communications Equipment — 2.5%
	740	Cisco Systems, Inc.	$ 29,600
		Total Communications Equipment	$ 29,600
Consumer Finance — 2.0%
	260	Discover Financial Services	$ 23,639
		Total Consumer Finance	$ 23,639
Containers & Packaging — 1.6%
	419	Sealed Air Corp.	$ 18,650
		Total Containers & Packaging	$ 18,650
Electric Utilities — 2.7%
	363	American Electric Power Co., Inc.	$ 31,381
		Total Electric Utilities	$ 31,381

The accompanying notes are an integral part of these financial statements.

16 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Shares			Value
Health Care Providers & Services — 10.6%
	322	Cardinal Health, Inc.	$ 21,471
	297	CVS Health Corp.	28,325
	116	Elevance Health, Inc.	52,692
	118	HCA Healthcare, Inc.	21,687
		Total Health Care Providers & Services	$ 124,175
Household Durables — 1.3%
	213	Lennar Corp., Class A	$ 15,879
		Total Household Durables	$ 15,879
Insurance — 5.3%
	506	Aflac, Inc.	$ 28,437
	188	Chubb, Ltd.	34,194
		Total Insurance	$ 62,631
Internet & Direct Marketing Retail — 1.2%
	396	eBay, Inc.	$ 14,577
		Total Internet & Direct Marketing Retail	$ 14,577
IT Services — 2.5%
	248	International Business Machines Corp.	$ 29,465
		Total IT Services	$ 29,465
Machinery — 2.9%
	75	Deere & Co.	$ 25,042
	114	Stanley Black & Decker, Inc.	8,574
		Total Machinery	$ 33,616
Media — 1.8%
	734	Comcast Corp., Class A	$ 21,528
		Total Media	$ 21,528
Metals & Mining — 2.7%
	445	Freeport-McMoRan, Inc.	$ 12,162
	115	Reliance Steel & Aluminum Co.	20,057
		Total Metals & Mining	$ 32,219
Multi-Utilities — 2.6%
	1,106	CenterPoint Energy, Inc.	$ 31,167
		Total Multi-Utilities	$ 31,167
Oil, Gas & Consumable Fuels — 14.0%
	566	EQT Corp.	$ 23,065
	731	Exxon Mobil Corp.	63,824
	153	Pioneer Natural Resources Co.	33,129
	536	Shell Plc (A.D.R.)	26,671
	166	Valero Energy Corp.	17,737
		Total Oil, Gas & Consumable Fuels	$ 164,426

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 17

Schedule of Investments | 9/30/22 (continued)

Shares			Value
Pharmaceuticals — 4.8%
	415	Organon & Co.	$ 9,711
	1,072	Pfizer, Inc.	46,911
		Total Pharmaceuticals	$ 56,622
Semiconductors & Semiconductor Equipment — 2.8%
	676	Intel Corp.	$ 17,420
	300	Micron Technology, Inc.	15,030
		Total Semiconductors & Semiconductor Equipment	$ 32,450
Software — 2.4%
	470	Oracle Corp.	$ 28,703
		Total Software	$ 28,703
Specialty Retail — 2.2%
	12(a)	AutoZone, Inc.	$ 25,703
		Total Specialty Retail	$ 25,703
Technology Hardware, Storage & Peripherals — 1.8%
	1,746	Hewlett Packard Enterprise Co.	$ 20,917
		Total Technology Hardware, Storage & Peripherals	$ 20,917
Trading Companies & Distributors — 2.4%
	657(a)	AerCap Holdings NV	$ 27,811
		Total Trading Companies & Distributors	$ 27,811
TOTAL COMMON STOCKS
		(Cost $1,321,126)	$1,168,129
SHORT TERM INVESTMENTS — 3.8% of Net Assets
Open-End Fund — 3.8%
	45,092(b)	Dreyfus Government Cash Management, Institutional
		Shares, 2.75%	$ 45,092
$ 45,092
TOTAL SHORT TERM INVESTMENTS
		(Cost $45,092)	$ 45,092
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.1%
		(Cost $1,366,218)	$1,213,221
		OTHER ASSETS AND LIABILITIES — (3.1)%	$ (36,165)
		NET ASSETS — 100.0%	$1,177,056

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022. Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2022, aggregated $596,166 and $329,739, respectively.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,366,325 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 62,026
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(215,130)
Net unrealized depreciation	$ (153,104)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,168,129	$ —	$ —	$1,168,129
Open-End Fund	45,092	—	—	45,092
Total Investments in Securities	$1,213,221	$ —	$ —	$1,213,221

During the year ended September 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 19

Statement of Assets and Liabilities | 9/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,366,218)	$1,213,221
Receivables —
Dividends	1,103
Due from the Adviser	884
Due from affiliates	449
Other assets	15,826
Total assets	$1,231,483
LIABILITIES:
Payables —
Professional fees	$ 47,914
Printing expense	6,251
Due to affiliates	132
Accrued expenses	130
Total liabilities	$ 54,427
NET ASSETS:
Paid-in capital	$1,344,778
Distributable earnings (loss)	(167,722)
Net assets	$1,177,056
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $381,064/43,455 shares)	$ 8.77
Class C (based on $384,477/43,782 shares)	$ 8.78
Class Y (based on $411,515/46,864 shares)	$ 8.78
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.77 net asset value per share/100%-5.75%
maximum sales charge)	$ 9.31

The accompanying notes are an integral part of these financial statements.

20 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Statement of Operations

FOR THE YEAR ENDED 9/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$31,474
Total Investment Income		$ 31,474
EXPENSES:
Management fees	$ 5,668
Administrative expenses	12,380
Transfer agent fees
Class A	52
Class C	39
Class Y	38
Distribution fees
Class A	951
Class C	4,283
Shareowner communications expense	274
Custodian fees	5
Registration fees	93,279
Professional fees	72,966
Printing expense	31,127
Trustees’ fees	8,027
Miscellaneous	2,344
Total expenses		$ 231,433
Less fees waived and expenses reimbursed by the Adviser		(218,992)
Net expenses		$ 12,441
Net investment income		$ 19,033
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (29,058)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(113,335)
Net realized and unrealized gain (loss) on investments		$(142,393)
Net decrease in net assets resulting from operations		$(123,360)

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 21

Statement of Changes in Net Assets

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 19,033	$ 5,255
Net realized gain (loss) on investments	(29,058)	253
Change in net unrealized appreciation (depreciation)
on investments	(113,335)	(39,662)
Net decrease in net assets resulting from operations	$ (123,360)	$ (34,154)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $— per share, respectively)	$ (4,083)	$ —
Class Y ($0.16 and $— per share, respectively)	(6,486)	—
Total distributions to shareowners	$ (10,569)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 260,460	$1,097,624
Reinvestment of distributions	10,569	—
Cost of shares repurchased	(23,514)	—
Net increase in net assets resulting from Fund
share transactions	$ 247,515	$1,097,624
Net increase in net assets	$ 113,586	$1,063,470
NET ASSETS:
Beginning of year	$1,063,470	$ —
End of year	$1,177,056	$1,063,470

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

	Year	Year
	Ended	Ended	5/10/21* to	5/10/21* to
	9/30/22	9/30/22	9/30/21	9/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,668	$141,161	30,107	$301,050
Reinvestment of
distributions	391	4,083	—	—
Less shares repurchased	(711)	(4,362)	—	—
Net increase	13,348	$140,882	30,107	$301,050
Class C
Shares sold	5,619	$ 57,027	38,163	$380,000
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	—	(3,071)	—	—
Net increase	5,619	$ 53,956	38,163	$380,000
Class Y
Shares sold	6,267	$ 62,272	41,657	$416,574
Reinvestment of
distributions	622	6,486	—	—
Less shares repurchased	(1,682)	(16,081)	—	—
Net increase	5,207	$ 52,677	41,657	$416,574

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 23

Financial Highlights

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class A
Net asset value, beginning of period	$ 9.68	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	(0.94)	(0.38)
Net increase (decrease) from investment operations	$ (0.77)	$ (0.32)
Distributions to shareowners:
Net investment income	$ (0.14)	$ —
Net increase (decrease) in net asset value	$ (0.91)	$ (0.32)
Net asset value, end of period	$ 8.77	$ 9.68
Total return (b)	(8.23)%	(3.20)%(c)
Ratio of net expenses to average net assets	0.84%	0.80%(d)
Ratio of net investment income (loss) to average net assets	1.68%	1.45%(d)
Portfolio turnover rate	28%	1%(c)
Net assets, end of period (in thousands)	$ 381	$ 291
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	18.21%	23.11%(d)
Net investment income (loss) to average net assets	(15.69)%	(20.86)%(d)

* Class A commenced operations on May 10, 2021.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class C
Net asset value, beginning of period	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.03
Net realized and unrealized gain (loss) on investments	(0.96)	(0.38)
Net increase (decrease) from investment operations	$ (0.87)	$ (0.35)
Net increase (decrease) in net asset value	$ (0.87)	$ (0.35)
Net asset value, end of period	$ 8.78	$ 9.65
Total return (b)	(9.02)%	(3.50)%(c)
Ratio of net expenses to average net assets	1.58%	1.60%(d)
Ratio of net investment income (loss) to average net assets	0.90%	0.65%(d)
Portfolio turnover rate	28%	1%(c)
Net assets, end of period (in thousands)	$ 384	$ 368
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	18.96%	23.98%(d)
Net investment income (loss) to average net assets	(16.48)%	(21.73)%(d)

* Class C commenced operations on May 10, 2021.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 25

Financial Highlights (continued)

	Year
	Ended	5/10/21* to
	9/30/22	9/30/21
Class Y
Net asset value, beginning of period	$ 9.69	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.07
Net realized and unrealized gain (loss) on investments	(0.95)	(0.38)
Net increase (decrease) from investment operations	$ (0.75)	$ (0.31)
Distributions to shareowners:
Net investment income	$ (0.16)	$ —
Net increase (decrease) in net asset value	$ (0.91)	$ (0.31)
Net asset value, end of period	$ 8.78	$ 9.69
Total return (b)	(8.04)%	(3.10)%(c)
Ratio of net expenses to average net assets	0.55%	0.55%(d)
Ratio of net investment income (loss) to average net assets	1.95%	1.70%(d)
Portfolio turnover rate	28%	1%(c)
Net assets, end of period (in thousands)	$ 412	$ 404
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	17.95%	22.87%(d)
Net investment income (loss) to average net assets	(15.45)%	(20.62)%(d)

* Class Y commenced operations on May 10, 2021.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Notes to Financial Statements | 9/30/22

1. Organization and Significant Accounting Policies

Pioneer Intrinsic Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 27

ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially

28 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 29

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2022, the Fund was permitted to carry forward indefinitely $13,519 of short-term losses and $15,432 of long-term losses, which maybe subject to limitations imposed by the Internal Revenue Code.

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$10,569	$—
Total	$10,569	$—

30 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 14,333
Capital loss carryforward	(28,951)
Net unrealized depreciation	(153,104)
Total	$(167,722)

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations,

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 31

decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s

32 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 33

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.40% of the Fund’s average daily net assets over $1 billion. For the year ended September 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $92 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $449 in accounting fees receivable from the Adviser at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2022, the Fund paid $8,027 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

34 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 91
Class C	96
Class Y	87
Total	$274

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $40 in distribution fees payable to the Distributor at September 30, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 35

of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

36 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Intrinsic Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Intrinsic Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Intrinsic Value Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2022 and the period from May 10, 2021 (commencement of operations) through September 30 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 37

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 29, 2022

38 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Additional Information (unaudited)

For the year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 39

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Intrinsic Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

40 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 41

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management

42 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 43

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

44 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 45

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

46 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 47

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

48 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master
	earlier retirement		Portfolio (oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 49

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	or earlier retirement	Asset/Liability Management Group, Federal Farm Funding Corporation
	or removal.	(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company) (2004 –
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

50 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 51

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President	(provider of web-based investment
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,	accounting software for reporting
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);	and reconciliation services)
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since	(September 2022 – present)
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment
management firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management (investment
management firm) (2005 – 2010); Director of Amundi Holdings US,
Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); Director of
Amundi Holdings US, Inc. (since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

52 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2021. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2021. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Heather L.	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Melito-Dezan (45)	the discretion of	September 2019; Private practice from 2017 – 2019.
Assistant Secretary	the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2021. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2021. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 53

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2021. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021;
	the Board	Director of Regulatory Reporting of Amundi US from 2001 – 2021; and
Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2021. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director
Officer	of the Board	of Financial Security of Amundi US since July 2021; Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

54 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 55

This page was intentionally left blank.

56 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 57

This page was intentionally left blank.

58 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

This page was intentionally left blank.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/22 59

This page was intentionally left blank.

60 Pioneer Intrinsic Value Fund | Annual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 9897
Providence, R.I. 02940-8097
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us

(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32713-01-1122

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $ 217,881 payable to Ernst & Young LLP for the year ended September 30, 2022 and $202,680 for the year ended September 30, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $53,600 and $49,860 during the fiscal years ended September 30, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended September 30, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $53,600 and $49,860 during the fiscal years ended September 30, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date December 6, 2022

* Print the name and title of each signing officer under his or her signature.